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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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The Empire District Electric Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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THE EMPIRE DISTRICT ELECTRIC COMPANY

602 S. Joplin Avenue
Joplin, Missouri 64801

March 19, 2014

Dear Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders to be held at 10:30 a.m., CDT, on Thursday, May 1, 2014, at the Holiday Inn, 3615 South Range Line, Joplin, Missouri.

        At the meeting, stockholders will be asked to:

  •
  Elect four persons to our Board of Directors for three-year terms,

  •
  Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm,

  •
  Vote upon a non-binding advisory proposal to approve the compensation of our named executive officers,

  •
  Approve an amended and restated Employee Stock Purchase Plan,

  •
  Approve the 2015 Stock Incentive Plan, and

  •
  Approve an amended and restated Stock Unit Plan for Directors.

        Your participation in this meeting, either in person or by proxy, is important. Even if you plan to attend the meeting, please promptly vote the enclosed proxy through the Internet, by telephone or by mail. Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. Please return your proxy card so your vote can be counted.

        At the meeting, if you desire to vote in person, you may withdraw the proxy.

Sincerely,
Bradley P. Beecher President and Chief Executive Officer

THE EMPIRE DISTRICT ELECTRIC COMPANY

602 S. Joplin Avenue
Joplin, Missouri 64801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock:

        Notice is hereby given that the Annual Meeting of Stockholders of The Empire District Electric Company will be held on Thursday, the 1st of May, 2014, at 10:30 a.m., CDT, at the Holiday Inn, 3615 South Range Line, Joplin, Missouri, for the following purposes:

  1.
  To elect four persons named in the accompanying proxy statement as Directors for terms of three years.

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as Empire's independent registered public accounting firm for the fiscal year ending December 31, 2014.

  3.
  To vote upon a non-binding advisory proposal to approve the compensation of our named executive officers as disclosed in this proxy statement.

  4.
  To approve an amended and restated Employee Stock Purchase Plan.

  5.
  To approve the 2015 Stock Incentive Plan.

  6.
  To approve an amended and restated Stock Unit Plan for Directors.

  7.
  To transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

        Any of the foregoing may be considered or acted upon at the first session of the meeting or at any adjournment or adjournments thereof.

        This year, we are once again pleased to be using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our 2013 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2013 Annual Report and a form of proxy card or voting instruction card. All stockholders who do not receive a notice will receive a paper copy of the proxy materials by mail. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

        Holders of Common Stock of record on the books of Empire at the close of business on March 3, 2014 will be entitled to vote on all matters which may come before the meeting or any adjournment or adjournments thereof. A complete list of the stockholders entitled to vote at the meeting will be open at our office located at 602 S. Joplin Avenue, Joplin, Missouri, to examination by any stockholder for any purpose germane to the meeting, for a period of ten days prior to the meeting, and also at the meeting.

        Stockholders are requested, regardless of the number of shares of stock owned, to either vote the proxy through the Internet or by telephone or sign and date the proxy and mail it promptly in the envelope provided, to which no postage need be affixed if mailed in the United States. A stockholder who plans to attend the meeting in person may withdraw the proxy and vote at the meeting.

        Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. Please return your proxy card so your vote can be counted.

Joplin, Missouri
Dated: March 19, 2014

Janet S. Watson Secretary—Treasurer

PROXY STATEMENT

THE EMPIRE DISTRICT ELECTRIC COMPANY
602 S. Joplin Avenue
Joplin, Missouri 64801

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 1, 2014

1. GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of The Empire District Electric Company, hereinafter referred to as Empire (Empire), a Kansas corporation, of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, May 1, 2014, and at any and all adjournments of the meeting.

        A form of proxy is available for execution by stockholders. The proxy reflects the number of shares registered in a stockholder's name. Any stockholder giving a proxy has the right to revoke it at any time before the proxy is exercised by written notice to the Secretary—Treasurer of Empire, by duly executing a proxy bearing a later date or by voting in person at the meeting.

        A copy of our Annual Report for the year ended December 31, 2013 has been mailed or made available electronically to each stockholder of record for the meeting. You are urged to read the entire Annual Report.

        The entire cost of the solicitation of proxies will be borne by us. Solicitation, commencing on or about March 19, 2014, will be made by use of the mails, telephone, Internet and fax and by our regular employees without additional compensation. We will request brokers or other persons holding stock in their names, or in the names of their nominees, to forward proxy material to the beneficial owners of stock or request authority for the execution of the proxies and will reimburse those brokers or other persons for their expense in so doing.

        March 3, 2014 has been fixed as the record date for the determination of stockholders entitled to vote at the meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed. As of the record date, there were 42,956,035 shares of common stock outstanding. Holders of common stock will be entitled to one vote per share on all matters presented to the meeting.

        The holders of a majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, shall constitute a quorum for the purpose of transacting business at the Annual Meeting. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at the Annual Meeting. Directors will be elected by a plurality of the votes of the stockholders present in person or represented by proxy at the meeting. For the ratification of the appointment of Empire's independent registered public accounting firm and the approvals of the amended and restated Employee Stock Purchase Plan, the 2015 Stock Incentive Plan and the amended and restated Stock Unit Plan for Directors, the vote of a majority of the shares voted on such matter, assuming a quorum is present, shall be the act of the stockholders on such matter.

        With respect to the non-binding advisory proposal to approve the compensation of our named executive officers, the votes that stockholders cast "for" must exceed the votes that stockholders cast "against" to approve this advisory vote. However, because your votes are advisory on this proposal, they will not be binding.

        A stockholder voting for the election of directors may withhold authority to vote for all or certain director nominees. A stockholder may also abstain from voting on any of the other proposals. Votes withheld from the election of any nominee for director, abstentions from any other proposal and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast on a matter. With respect to shares allocated to a participant's account under our 401(k) Plan and ESOP, such participant may direct the trustee of the plan, as indicated on the proxy card, on how to vote the shares allocated to such participant's account. If no direction is given with respect to the shares allocated to a participant's account under the plan, the trustee will vote such shares in the same proportion as the shares for which directions were received from other participants in the plan.

        A "broker non-vote" occurs if a broker or other nominee who is entitled to vote shares on behalf of a record owner has not received instructions with respect to a particular item to be voted on, and the broker or nominee does not otherwise have discretionary authority to vote on that matter. Under the rules of the New York Stock Exchange ("NYSE"), brokers may vote a client's proxy in their own discretion on certain items even without instructions from the beneficial owner, but may not vote a client's proxy without voting instructions on "non-discretionary" items. The ratification of Empire's independent registered public accounting firm is considered a "discretionary" item. However, the election of directors is a "non-discretionary" item and brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. The approvals of the amended and restated Employee Stock Purchase Plan, the 2015 Stock Incentive Plan and the amended and restated Stock Unit Plan for Directors, and the non-binding advisory proposal with respect to executive compensation are also "non-discretionary" items and brokers may not vote your shares without your instructions on these items. Please return your proxy card so your vote can be counted.

2. MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

A. ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

        The Board of Directors currently consists of eleven members and is divided into three classes with the Directors in each class serving for a term of three years. The term of office of one class of Directors expires each year in rotation so that one class is elected at each Annual Meeting for a full three-year term. Directors are required to retire when they reach the retirement age of 73 and, except as otherwise determined by the Board of Directors, no Director shall be nominated as a candidate for election to the Board of Directors if such Director was an officer of the Company who has been retired from the Company three or more years prior to the date of the next Annual Meeting of Stockholders.

        During 2013, the Board of Directors held four regular meetings. At these meetings, the Board considered a wide variety of matters involving, among other things:

• Strategic planning • New generation projects • The Company's financial condition and results of operations • Financings • Capital and operating budgets • Regulatory proceedings	• Personnel matters • Succession planning • Risk management • Industry issues • Accounting practices and disclosure • Corporate governance practices

        All of the members of the Board of Directors attended more than 75% of the aggregate of the Board meetings and meetings held by all committees of the Board on which the Director served during the periods that the Director served. The members of the Board of Directors conduct an annual self-evaluation to determine whether the Board and its committees are functioning effectively.

        Unless otherwise specified, the persons named in the accompanying proxy intend to vote the shares represented by proxies for the election of Mr. Kenneth R. Allen, Mr. Bradley P. Beecher, Mr. William L. Gipson and Mr. Thomas M. Ohlmacher, all who are current members of the Board of Directors, as Class III Directors. While it is not expected that any of the nominees will be unable to qualify for or accept office, if for any reason one or more shall be unable to do so, proxies will be voted for nominees selected by the Board of Directors.

Information about Nominees and Directors

        The Nominating/Corporate Governance Committee selects as candidates those nominees it believes would best represent the interests of the stockholders. This assessment includes such issues as experience, integrity, competence, diversity, skills and dedication in the context of the needs of the Board. The Committee does not have a formal diversity policy; however, the Committee endeavors to select candidates with a broad mix of professional and personal backgrounds in order to best meet the needs of the Board, Empire and our stockholders. The Nominating/Corporate Governance Committee begins the director search process by identifying specific experience, qualifications, attributes or skills they believe to be the most beneficial in enabling the Board of Directors to satisfy its responsibilities effectively in light of our business and structure. These have included financial expertise, capital markets experience, environmental and regulatory experience, utility leadership experience and service-area business experience. A third-party search firm is sometimes paid a fee to assist in the process of identifying and evaluating candidates that have the experience, qualifications, attributes and skills to match the search criteria. The Director nominees must also have a reputation for integrity, honesty and adherence to high ethical standards and have demonstrated superior business acumen and an ability to exercise sound judgment.

        The name, age, principal occupation for the last five years, period of service as a Director of Empire, other directorships of each Director and the qualifications of each Director are set forth below. In addition, included in the information below, is a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Director of Empire in light of our business and structure. See "—Director Nomination Process" below for more information on the selection of director nominees.

Nominees for Director

CLASS III DIRECTORS
Nominated Term Expiring at the 2017Annual Meeting

        Kenneth R. Allen, age 56, joined our Board of Directors in 2005. Mr. Allen has served as Vice President, Finance and Chief Financial Officer of Texas Industries, Inc. (cement, aggregate and concrete products firm) since 2008 and was the Vice President, Treasurer and Director of Investor Relations from 1996 to 2008. Mr. Allen also worked as an economist and an analyst for an electric industry consultant early in his career which gives him additional insight into some of the challenges facing the industry. Mr. Allen has significant financial, capital markets, and investor relations experience with a small-cap, NYSE listed company in a highly capital and energy intensive industry. He also has considerable experience developing incentive compensation plans which serves him well as a member of the Compensation Committee. Mr. Allen has been designated an Audit Committee Financial Expert.

        Bradley P. Beecher, age 48, joined our Board of Directors in 2011. Mr. Beecher, a professional engineer, has served as President and Chief Executive Officer of Empire since June 1, 2011. Mr. Beecher has also held the offices at Empire of Executive Vice President, Executive Vice President and Chief Operating Officer—Electric, Vice President—Energy Supply, Director of Strategic Planning as well as other operational and management positions during his career. His engineering background combined with 25 years of broad-based electric industry experience and proven leadership skills position him well to serve as a Director and leader of the Company.

        William L. Gipson, age 57, joined our Board of Directors in 2002 and served as President and Chief Executive Officer of Empire from 2002 to 2011. Mr. Gipson held various operational and management positions during his thirty year career with Empire. His deep knowledge of all aspects of our business, combined with his exceptional business acumen and drive for innovation and excellence are invaluable to the Board of Directors.

        Thomas M. Ohlmacher, age 62, joined our Board of Directors in 2011. Mr. Ohlmacher served as President and Chief Operating Officer, Non-regulated Energy of Black Hills Corporation from 2002 to 2011. He began his utility career with Black Hills Corporation (diversified energy company) in 1974 as a Performance Engineer and held various operational, strategic planning, and managerial positions. Mr. Ohlmacher's experience includes the construction and operation of conventional coal and natural gas fired generation and the integration of renewable wind, solar and hydro generation. He brings to the Board of Directors a wealth of industry and technical knowledge, as well as considerable insight into the leadership and business strategy of a public utility company.

The Board of Directors unanimously recommends that you vote FOR each nominee.

Members of the Board of Directors Continuing in Office

CLASS I DIRECTORS
Term Expiring at the 2015 Annual Meeting

        D. Randy Laney, age 59, joined our Board of Directors in 2003 and has served as the Non-Executive Vice Chairman of the Board from 2008 to 2009 and Non-Executive Chairman of the Board since April 23, 2009. He retired as Vice-Chairman of Investlinc Group (private investment and wealth services) in 2008, a position he had held since 2003. Mr. Laney spent 23 years with Wal-Mart Stores in positions of Corporate Counsel/Corporate Secretary, Director of Finance, Vice President of Finance, Benefits and Risk Management and Vice President of Finance and Treasurer. In addition, Mr. Laney has provided strategic advisory services to both private and public companies and served on numerous profit and non-profit boards. Mr. Laney brings significant management and capital markets experience, and strategic and operational understanding to his position as Chairman of the Board.

        Bonnie C. Lind, age 55, joined our Board of Directors in 2009. Ms. Lind has served as Senior Vice President, Chief Financial Officer and Treasurer, of Neenah Paper Inc. (global manufacturer of premium performance based papers) since 2004. Prior to the spin-off of Neenah Paper from Kimberly-Clark Corporation in 2004, she held various financial and strategic management positions at Kimberly-Clark from 1982 to 2003, most recently as the Assistant Treasurer from 1999 to 2003. Ms. Lind also became a Director of Federal Signal Corporation effective February 20, 2014. Ms. Lind has significant financial, capital markets and banking experience in a cyclical industry which consumes large quantities of energy and is affected by energy prices. Her financial, capital markets and banking experience in a small-cap, NYSE listed company brings to the Board and the Audit Committee a wealth of knowledge in dealing with financial and accounting matters in a comparable public company. Ms. Lind has been designated an Audit Committee Financial Expert.

        B. Thomas Mueller, age 66, joined our Board of Directors in 2003. Mr. Mueller is the Founder and has served as the President since 1987 of SALOV North America Corporation, a U.S. subsidiary of an Italian multi-national group that imports and markets Filippo Berio olive oil throughout the U.S. As a Certified Public Accountant and an attorney, Mr. Mueller was formerly an international tax partner with KPMG Peat Marwick. His leadership skills and accounting and finance experience, as well as his experience with complex global financial issues, make him a skilled advisor with the knowledge necessary to lead our Audit Committee. Mr. Mueller has been designated an Audit Committee Financial Expert.

        Paul R. Portney, age 68, joined our Board of Directors in 2009. Dr. Portney served as Dean of the Eller College of Management at the University of Arizona from 2005 to 2010, where he continues as a professor, teaching such courses as "Energy, Environment and Business Strategy." Dr. Portney has been at the center of public environmental policy for three decades. At Resources for the Future, where he worked from 1972-2005 and was President and Chief Executive Officer from 1995 to 2005, he conducted research on environmental protection and regulation, natural resources policy, federal energy policy, air pollution, health and safety regulation, and provision of public goods. Dr. Portney is author and co-author of ten books, including Public Policies for Environmental Protection. The Board of Directors values his deep knowledge of environmental policy and the environmental challenges and regulation facing our industry.

CLASS II DIRECTORS
Term Expiring at the 2016 Annual Meeting

        Ross C. Hartley, age 66, joined our Board of Directors in 1988. Mr. Hartley is a private investor. He is also the Co-Founder and has been a Director of NIC Inc., an investor-owned company that is a leader in providing e-government solutions for federal, state and local governments since 1991. Mr. Hartley was a long-time leader in the independent insurance business in our tri-state area and has varied experience on both public and private boards including significant experience serving on Finance and Audit Committees. Mr. Hartley is a successful entrepreneur and is valued by the Board of Directors for his business acumen and experience gained from 26 years of service as a Director.

        Herbert J. Schmidt, age 58, joined our Board of Directors in 2010. Mr. Schmidt served as the Executive Vice President of Con-way Inc. and President of Con-way Truckload (trucking services) from 2007 to 2012. Prior to the merger of Contract Freighters, Inc. ("CFI") with Conway Inc. in 2007, Mr. Schmidt held positions at CFI of President and Chief Executive Officer from 2005 to 2007 and President from 2000 to 2005. Prior to his becoming President and CEO in 2005, he was employed in a series of progressively more responsible positions at CFI where he gained extensive knowledge in risk management, safety, insurance, benefits, security, and compliance. Mr. Schmidt also serves as a Director of Covenant Transportation Group. Mr. Schmidt, a long-time, service-area resident and businessman, has demonstrated exceptional management ability, community involvement and leadership, and his knowledge of Empire's service area, customers and stockholders brings valuable insight to the Board of Directors.

        C. James Sullivan, age 67, joined our Board of Directors in 2010. Mr. Sullivan has served as Principal of Sullivan Group LLC (utility and energy consulting) since 2008. He served as President of the Alabama Public Service Commission (the public utility regulator in Alabama) from 1983 to 2008 and has been active in the National Association of Regulatory Utility Commissioners ("NARUC") serving in various capacities including President from 1998-1999. He served as a member of the University of Chicago Board of Governors which administers the Argonne National Laboratory for the Department of Energy. He is also a member of the Alabama State Bar. Mr. Sullivan's diverse experience and vast knowledge of utility issues brings to the Board of Directors critical insight into utility regulation, the regulatory process and the challenges facing the utility industry.

Director Independence

        The Board of Directors has adopted the following standards to assist it in making determinations of independence in accordance with the New York Stock Exchange (the "NYSE") Listed Company Manual:

  1.
  A Director shall not fail to meet any of the independence tests set forth in Section 303A.02 of the NYSE Listed Company Manual or any successor provisions thereto.

  2.
  The Board of Directors shall affirmatively determine that, after taking into account all relevant facts and circumstances, the Director has no material relationships with Empire (either directly or as a partner, stockholder or officer of an organization that has a relationship with Empire). For purposes of this determination, the following relationships are not material (unless otherwise prohibited by clause 1 above):

  a.
  If a Director (or any family member of a Director) is a current or former customer, or a current or former employee or Director of a customer (or an affiliate of a customer), of Empire.

  b.
  If a Director is a former employee of an organization which provides investment banking services to Empire or which publishes research opinions with respect to any securities of Empire.

  c.
  If a family member of a Director is an employee of, or otherwise affiliated with, a charitable organization to which Empire contributes less than $25,000 in any fiscal year.

  d.
  If a Director (or any family member of a Director) receives benefits payments under Empire's Retirement Plan or Empire's Supplemental Executive Retirement Plan.

  e.
  If a Director is an executive officer of an organization which is affiliated with an organization where an executive officer of Empire serves on the board.

        The Board of Directors has determined that each of the following meet the independence standards adopted above: Kenneth R. Allen, Ross C. Hartley, D. Randy Laney, Bonnie C. Lind, B. Thomas Mueller, Thomas M. Ohlmacher, Paul R. Portney, Herbert J. Schmidt, and C. James Sullivan. The Board of Directors has determined that Bradley P. Beecher and William L. Gipson do not meet the independence standards adopted above.

Executive Sessions

        The terms of our Corporate Governance Guidelines provide that Directors will meet in two separate executive sessions chaired by the Chairman of the Board, as follows: (1) all of the Directors will meet in executive session and (2) all of the independent Directors will meet in executive session. Such is the practice at each Board meeting. With the exception of Mr. Beecher and Mr. Gipson, all of the Directors of Empire are independent Directors.

Board Leadership Structure

        The positions of Chairman of the Board and Chief Executive Officer have been held by separate individuals since 2002 in recognition of the differences between the two roles. The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman works with the Chief Executive Officer and other Board members to provide strong, independent oversight of our management and affairs. The Chairman approves Board meeting agendas and presides over meetings of the full Board.

Risk Oversight

        Our Board of Directors is responsible for the oversight of management's responsibility to assess and manage our major financial and other risk exposures, including operational, legal, regulatory, business, financial, commodity, strategic, environmental, credit, liquidity, and reputation risks. The Board reviews with management the categories of risk we face, including any risk concentrations and risk interrelationships, as well as the likelihood of occurrence, the potential impact of those risks and mitigating measures. In addition, the Board reviews management's implementation of its risk practices, policies and procedures to assess whether they are being followed and are effective. As part of this oversight role, the Board participates in a bi-annual enterprise risk management assessment.

        While the Board of Directors has the ultimate oversight responsibility for risk management activities, various committees of the Board also have responsibility for the oversight of risk management. In particular, the Audit Committee focuses on financial risk, including counterparty credit risk, internal controls, and receives risk assessment reports from our internal auditors. In addition, in setting compensation, the Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy. The Strategic Projects Committee works with management to oversee utility capital projects and operational issues of strategic importance.

        The Risk Oversight Committee assists the Board in fulfilling its responsibility to oversee our risk management activities. The members of the Risk Oversight Committee consist of the Chairman of the Board as well as the Chairperson of each of the Audit, Compensation, Nominating/Corporate Governance and Strategic Projects Committees.

Committees of the Board of Directors

Audit Committee

        We have an Audit Committee of the Board of Directors. The Board has adopted and approved a written charter for the Audit Committee. The charter is available on our website at www.empiredistrict.com. The Audit Committee meets the definition of an audit committee as set forth in Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act").

        In accordance with its written charter, the Audit Committee assists the Board in its oversight of:

  •
  The integrity of our financial statements,

  •
  Our compliance with legal and regulatory requirements,

  •
  The Independent Registered Public Accounting Firm's qualification and independence, and

  •
  The performance of our internal audit function and independent auditors.

        In addition, the Audit Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of our independent auditors. The Audit Committee held eight meetings during 2013. The members of the Audit Committee are Ms. Lind and Messrs. Allen, Hartley and Mueller, each of whom is independent (as independence is defined in the NYSE Listing Standards and the rules of the Securities and Exchange Commission (the "SEC") applicable to audit committee members) and is financially literate (as determined by the Board in its business judgment in accordance with NYSE Listing Standards). The Board has also determined that Ms. Lind and Messrs. Allen and Mueller are "audit committee financial experts" (as defined in the instructions to Item 407(d)(5)(i) of Regulation S-K). Ms. Lind began serving on the Audit Committee of Federal Signal Corporation on February 20, 2014. None of the other members of the Audit Committee serve on the Audit Committee of another public company. The report of the Audit Committee can be found below under the heading "Other Matters—Audit Committee Report."

Compensation Committee

        We have a Compensation Committee of the Board of Directors. The Compensation Committee assists the Board in establishing and overseeing Director and executive officer compensation policies and practices of Empire on behalf of the Board. The Compensation Committee determines the compensation of each of our executive officers as more fully described under "Executive Compensation—Compensation Discussion and Analysis." Also, as more fully described under "Executive Compensation—Compensation Discussion and Analysis," our Chief Executive Officer makes recommendations to the Compensation Committee with respect to certain aspects of executive compensation. The charter for the Compensation Committee is available on our website at www.empiredistrict.com. The Compensation Committee held three meetings during 2013. The members of our Compensation Committee are Messrs. Allen, Laney, Ohlmacher, Portney and Schmidt. The Board has determined that each member of the Compensation Committee is "independent" as defined by the NYSE Listing Standards. The report of the Compensation Committee can be found below under the heading "Executive Compensation—Compensation Committee Report."

 Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has ever been an officer or employee of Empire or any of its subsidiaries. None of the members of our Compensation Committee had any relationship requiring disclosure under "Transactions with Related Persons" below. None of our current executive officers has ever served as a Director or member of the Compensation Committee (or other Board committee performing equivalent functions) of another for-profit corporation.

Nominating/Corporate Governance Committee

        We have a Nominating/Corporate Governance Committee of the Board of Directors. The Nominating/Corporate Governance Committee is primarily responsible for:

  •
  Identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending that the Board select (or re-nominate) the Director nominees for the next annual meeting of stockholders,

  •
  Developing and recommending to the Board a set of corporate governance guidelines applicable to Empire,

  •
  Developing, approving and administering policies and procedures with respect to related person transactions,

  •
  Overseeing the evaluation of the Board and its committees,

  •
  Annually reviewing and recommending Board committee membership, and

  •
  Working with the Board to evaluate and/or nominate potential successors to the CEO.

        The charter for the Nominating/Corporate Governance Committee is available on our website at www.empiredistrict.com. The Committee held four meetings in 2013. The members of the Committee are Ms. Lind and Messrs. Allen, Hartley, Laney, and Sullivan. The Board has determined that each member of the Nominating/Corporate Governance Committee is "independent" as defined by the NYSE Listing Standards. The report of the Nominating/Corporate Governance Committee can be found below under the heading "—Nominating/Corporate Governance Committee Report."

Director Nomination Process

        The Nominating/Corporate Governance Committee selects as candidates those nominees it believes would best represent the interests of the stockholders. This assessment includes such issues as experience, integrity, competence, diversity, skills and dedication in the context of the needs of the Board. The Committee does not have a formal diversity policy; however, the Committee endeavors to select candidates with a broad mix of professional and personal backgrounds in order to best meet the needs of the Board, Empire and our stockholders. In addition, the Committee takes into account the nature of and time involved in the Director's other employment and service on other boards. The Committee reviews with the Board, as required, the requisite skills and characteristics of individual Board members, as well as the composition of the Board as a whole, in the context of the needs of Empire. The Director nominees must also have a reputation for integrity, honesty and adherence to high ethical standards and have demonstrated superior business acumen and an ability to exercise sound judgment. When seeking new candidates, the Committee has sometimes paid a fee to a third party to assist in the process of identifying and evaluating candidates.

        The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders for election to the Board of Directors. In order to be considered, proposals for nominees for director by stockholders must be submitted in writing to Corporate Secretary: The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801.

        In order to nominate a director at the Annual Meeting, Empire's By-Laws require that a stockholder follow the procedures set forth in Article VI, Section 5 of Empire's Restated Articles of Incorporation. In order to recommend a nominee for a director position, a stockholder must be a stockholder of record at the time it gives notice of recommendation and must be entitled to vote for the election of directors at the meeting at which such nominee will be considered. Stockholder recommendations must be made pursuant to written notice delivered (i) in the case of a nomination for election at an annual meeting, not less than 35 days nor more than 50 days prior to the annual meeting; and (ii) in the event that less than 45 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or the public disclosure was made.

        The stockholder notice must set forth the following:

  •
  As to each person the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, or is otherwise required by applicable law (including the person's written consent to being named as a nominee and to serving as a director if elected), and

  •
  As to the nominating stockholder on whose behalf the nomination is made, (a) the name and address, as they appear on Empire's books, (b) a representation that the stockholder is a holder of record of the common stock entitled to vote at the meeting on the date of the notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

        In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. We did not receive any recommendations for director nominees for the current Annual Meeting of Stockholders by any of our stockholders.

Nominating/Corporate Governance Committee Report

        The Nominating/Corporate Governance Committee recommended that the Board of Directors nominate Mr. Kenneth R. Allen, Mr. Bradley P. Beecher, Mr. William L. Gipson and Mr. Thomas M. Ohlmacher as Class III Directors. Mr. Allen, Mr. Beecher, Mr. Gipson and Mr. Ohlmacher have been nominated by the Board as Class III Directors subject to stockholder approval, for three-year terms ending at the Annual Meeting of Stockholders in 2017.

        Empire's Board of Directors operates pursuant to a set of written Corporate Governance Guidelines that set forth Empire's corporate governance philosophy and the governance policies and practices that the Board has established to assist in governing Empire and its affiliates. The Guidelines describe the Board membership criteria and the internal policies and practices by which Empire is operated and controlled on behalf of its stockholders.

        In 2013, the Board and its committees continued to examine their processes and strengthen them as appropriate, and the Board's evaluation of Empire's corporate governance processes is ongoing. This assures that the Board and its committees have the necessary authority and practices in place to review and evaluate Empire's business operations as needed, and to make decisions that are independent of Empire's management. As examples, the Board and its committees undertake an annual self-evaluation process, meet regularly without members of management present, have full access to officers and employees of Empire, and retain their own advisors as they deem appropriate.

        The Code of Business Conduct and Ethics, which is applicable to all of our Directors, officers and employees, and the Corporate Governance Guidelines comply with the Sarbanes-Oxley Act of 2002 and the listing standards of the New York Stock Exchange. We also have a separate code of ethics that applies to our chief executive officer and our senior financial officers, including our chief financial officer and our chief accounting officer. All of our corporate governance materials, including our codes of conduct and ethics, our Corporate Governance Guidelines, and our Policy and Procedures with Respect to Related Person Transactions are available for public viewing on our website at www.empiredistrict.com under the heading Investors, Corporate Governance. Copies of our corporate governance materials are also available without charge to interested parties who request them in writing from: Corporate Secretary, The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801.

Ross C. Hartley, Chairman
Kenneth R. Allen
D. Randy Laney
Bonnie C. Lind
C. James Sullivan

Attendance at Annual Meetings

        Empire's Corporate Governance Guidelines provide that Directors are expected to attend the annual meeting of stockholders. All members of Empire's Board of Directors attended the Annual Meeting of Stockholders in 2013.

B. RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 on Proxy Card)

        Empire is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm for the fiscal year ending December 31, 2014. PwC was appointed by the Audit Committee of the Board of Directors on February 5, 2014, and has acted in this capacity since 1992.

        Although ratification by the stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. In the event the stockholders fail to ratify the appointment, the Audit Committee will consider this factor when making any future determination regarding PwC. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of Empire and its stockholders.

        Passage of the proposal requires the affirmative vote of a majority of the votes cast.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of PwC as the independent registered public accounting firm for fiscal year ending December 31, 2014.

 C. NON-BINDING ADVISORY VOTE OF THE STOCKHOLDERS
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(Item 3 on Proxy Card)

        The Company is providing its stockholders with the opportunity to cast an advisory vote on executive compensation (a "say-on-pay advisory proposal") as described below. The Company believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company's executive compensation program.

        At our annual meetings of stockholders held in April 2013, April 2012 and April 2011, a substantial majority of the votes cast on the say-on-pay advisory proposal were voted in favor of the proposal. The Compensation Committee believes this affirms the stockholders' support of our approach to executive compensation.

        As described in detail under the heading "Executive Compensation—Compensation Discussion and Analysis," our executive compensation program is designed to provide a competitive compensation package that will enable us to attract and retain highly talented individuals for key positions and promote the accomplishment of our performance objectives. The overarching objective is to provide a conservative, yet secure, base salary, with the opportunity to earn a higher total level of compensation under programs that link executive compensation to Company and individual performance factors.

        We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This say-on-pay advisory proposal gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement pursuant to Item 402 of Regulation S-K, the compensation disclosure rule of the SEC. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting of Stockholders:

        "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion."

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders, including those expressed by their vote on this proposal, and will consider the outcome of this vote when making future decisions with respect to our executive compensation program.

The Board of Directors unanimously recommends a vote "FOR" the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

 D. PROPOSAL TO APPROVE THE AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
(Item 4 on Proxy Card)

        We have offered participation in the Employee Stock Purchase Plan (the "ESPP") to employees and officers of Empire since 1970. Since that time forty-three purchase periods have been completed and almost 1.1 million shares have been purchased by employees.

        On February 6, 2014, the Board of Directors amended the ESPP, subject to stockholder approval, to reserve an additional 750,000 shares for offering and purchase under the ESPP.

        The closing price of Empire's common stock on the New York Stock Exchange was $23.74 on February 28, 2014.

        This summary is qualified in its entirety by the full text of the ESPP, which is attached to this Proxy Statement as Appendix A.

Purpose of the Plan

        The Board of Directors believes that the ESPP provides employees with a favorable opportunity to acquire a proprietary interest in Empire through the purchase of common stock and provides employees with an added incentive to continue in employment with Empire and to promote its welfare. Purchases under the ESPP are made without any fee, commission or charge payable by participants, other than the purchase price. The purchase price reflects a 10% discount from prevailing market prices for participants.

Summary of the ESPP

Description of the ESPP

        The first purchase period began on June 1, 1970 and ended on May 31, 1971, with each June 1st thereafter beginning a new one-year purchase period (the "Purchase Period"). The price per share at which shares of common stock are purchased under the ESPP in any Purchase Period is 90% of the lower of the closing price on the first and last trading days of the Purchase Period. An employee may enter into the ESPP only as of the beginning of a Purchase Period. If an individual becomes an employee after the beginning of a Purchase Period, he or she may not enter into the ESPP until the beginning of the next Purchase Period.

        At the beginning of a Purchase Period, participants elect the number of shares of common stock which they wish to purchase in the period, but the election does not become binding until the day prior to the end of the Purchase Period. Throughout the Purchase Period, amounts are deducted from the participant's payroll and credited to the participant's account to provide funds for the purchase of shares at the end of the Purchase Period. At the end of the Purchase Period, the amount credited to the participant's account through these payroll deductions and interest (5% per annum on the amounts deducted) is used to purchase the shares as elected by the participant. Any amounts left over in the accounts of participants at the end of a Purchase Period are refunded to the participants. Payroll deductions may not be less than 2% nor more than 20% of a participant's base pay. Participants may not make direct cash payments to their accounts nor purchase more shares than elected at the beginning of the Purchase Period.

        The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423(b) of the Internal Revenue Code.

Administration

        We make no cash contributions to the ESPP, but bear the expense of administering the ESPP. The ESPP is currently administered by the Secretary-Treasurer of Empire who has the authority to make rulings and interpretations.

        The purchase price of each share is received by us and is used for general corporate purposes.

Eligibility and Participation

        All regular full-time employees of Empire and its subsidiaries, and employees whose customary employment is for more than five months in any calendar year or 20 hours per week (approximately 760 individuals) are eligible to participate in the ESPP.

        Participation in the ESPP is voluntary and participants may withdraw at any time or terminate their authorization to purchase shares of common stock except on the date on which common stock is being purchased under the ESPP. Participants who have withdrawn from the ESPP may rejoin it at the beginning of any future Purchase Period.

        No employee may purchase stock through the ESPP having a fair market value of more than $25,000 per Purchase Period (determined at the beginning of the Purchase Period). A participant may not transfer, pledge or assign his or her rights under the ESPP.

Adjustments

        The purchase price of subscribed shares, the number of shares elected to be purchased and the maximum number of shares which may be issued under the ESPP, will be proportionately increased or decreased in the event of a stock split, a stock dividend, or a combination or consolidation of the common stock into a lesser number of shares.

Shares Available for Awards

        As of December 31, 2013, the maximum number of shares of stock which may be purchased under the ESPP is 1,662,175 shares of which 1,534,401 shares have already been purchased by Empire employees. The additional 750,000 shares approved by the Board of Directors, subject to stockholder approval, will increase the maximum number of shares of stock which may be purchased under the ESPP to 2,412,175 shares.

Termination, Suspension and Modification

        The Board of Directors may, at any time, terminate, suspend or amend the ESPP. The authority of the Board of Directors has been limited so that it may not amend the ESPP to increase the maximum number of shares to be issued without the approval of stockholders.

Future Plan Benefits

        The shares of stock, if any, that an individual may elect to purchase under the ESPP is at the discretion of the employee subject to the limitations imposed by the ESPP and therefore cannot be determined in advance.

Federal Income Tax Consequences

        The following discussion summarizes the material federal income tax consequences of participation in the ESPP. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local or foreign tax consequences.

        An employee will not recognize any income upon the commencement of a Purchase Period nor upon the purchase of shares at the end of a Purchase Period. However, an employee will be taxed on any interest credited to his or her account in the year in which it is so credited. The treatment of any gain realized upon sale or other disposition of our common stock purchased under the ESPP will depend on the holding period. If the employee does not dispose of the stock received until more than one year after the purchase and more than two years after the beginning of the Purchase Period, or if the employee dies without having disposed of the shares, the employee will recognize ordinary income in the year of disposition or death equal to the lesser of (1) the amount by which the fair market value of the shares on the date of disposition or death exceeded the purchase price paid for the shares (calculated as if the purchase occurred on the first day of the Purchase Period), or (2) the amount by which the fair market value of the shares on the first day of the Purchase Period in which the shares were acquired exceeded the purchase price for the shares (calculated as if the purchase occurred on that date). Any additional gain on disposition will be taxed as long-term capital gain. If the employee disposes of his or her shares within one year after the purchase or within two years after the beginning of the Purchase Period, such disposition will be a disqualifying disposition. In the case of the disqualifying disposition, the portion of the gain realized on disposition equal to the excess of the fair market value of the shares at the time the shares were purchased over the purchase price will be ordinary income taxable as compensation in the year of disposition. The balance, if any, of the gain will be capital gain.

        We are entitled to a deduction with respect to a share purchased under the ESPP only if a disqualifying disposition occurs. In that event, the deduction would be available in the taxable year of the Company in which the disqualifying disposition occurs and would generally be equal to the ordinary income, if any, recognized by the employee upon disposition of the shares.

THE BOARD HAS APPROVED THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN AND BELIEVES THAT IT IS FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL D.

 E. PROPOSAL TO APPROVE THE ADOPTION
OF THE COMPANY'S 2015 STOCK INCENTIVE PLAN
(Item 5 on Proxy Card)

        We currently maintain a 2006 Stock Incentive Plan (the "2006 Plan"), which was approved by our stockholders in 2005 and which was designed to enable qualified executive, managerial, supervisory and professional personnel and directors of Empire to acquire or increase their ownership of Common Stock on reasonable terms. The opportunity so provided was intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of Empire, to aid in retaining individuals who put forth such efforts and to assist in attracting the best available individuals in the future. The 2006 Plan expires on December 31, 2015. The Board of Directors believes that the 2006 Plan has helped us achieve these goals and accordingly has adopted the 2015 Stock Incentive Plan (the "2015 Plan") and is submitting the 2015 Plan for stockholder approval.

        The Board has reserved 500,000 shares of Common Stock for issuance upon the grant or exercise of awards pursuant to the 2015 Plan. A total of 465,773 shares of Common Stock currently remain available for issuance under future grants of awards pursuant to the 2006 Plan. If stockholders approve the 2015 Plan, the 2015 Plan will become effective on January 1, 2015. No further awards will be made under the 2006 Plan after December 31, 2014.

        The closing price of Empire's common stock on the New York Stock Exchange was $23.74 on February 28, 2014.

        A summary of the 2015 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2015 Plan, which is attached to this Proxy Statement as Appendix B.

Summary of the Plan

Administration

        The 2015 Plan will be administered by the Compensation Committee of the Board of Directors. All of the members of the Compensation Committee are "Non-Employee Directors" as defined in Rule 16b-3 adopted pursuant to the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. The Secretary of Empire is to administer the portion of the 2015 Plan under which non-employee directors may elect to receive common stock in lieu of cash remuneration for services as a Director.

        The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2015 Plan; and make all other decisions and determinations that may be required under the 2015 Plan.

Eligibility

        The Compensation Committee may select as a participant in the 2015 Plan any qualified executive, managerial, supervisory or professional employee, including officers of Empire or any subsidiary (approximately 180 individuals). A Director who is not an employee is not eligible to receive awards under the 2015 Plan. Non-employee directors may, however, elect to receive common stock under the 2015 Plan in lieu of cash remuneration for services as a Director. Awards may be made to eligible employees whether or not they have received prior awards under the 2015 Plan or under any other plan, and whether or not they are participants in our other benefit plans.

Permissible Awards

  The 2015 Plan authorizes the granting of awards in any of the following forms:

  Stock Options.    A stock option (an "Option") is the right to purchase, in the future, shares of common stock at a set price. Under the 2015 Plan, the purchase price of shares subject to any Option must be at least 100% of the fair market value of the shares on the date of grant. Fair market value is defined as the closing price of the common stock on the day the grant is made. Options granted may be either non-qualified stock options or incentive stock options under the Internal Revenue Code.

  The maximum term of any Option is ten years from the date the Option was granted. The Compensation Committee can fix a shorter period, and can impose such other terms and conditions on the grant of Options as it chooses, consistent with applicable laws and regulations. No Option shall become exercisable prior to the third anniversary of the date granted. Repricing of outstanding Options is not permitted.

  Restricted Stock Awards.    A Restricted Stock Award is the grant of a right to receive common stock, either immediately or on a future date upon certain conditions, which may be upon the attainment of specified performance goals. Restricted Stock Awards restrict transfer of the shares received and affect the timing of the realization of tax consequences on the transaction. The restriction on the transfer of the shares granted shall lapse no earlier than the third anniversary, nor later than the tenth anniversary, of the date on which the Restricted Stock Award was granted. The conditions established by the Compensation Committee on which the shares included in a Restricted Stock Award will be subject to forfeiture may, but need not, include conditions tied to performance measures selected by the Compensation Committee.

  The Compensation Committee may also allow the grantee to receive a credit equal to the dividends payable on the restricted shares awarded to the grantee, but not yet delivered to him, and may provide for the payment of such amounts currently or at the time the related shares are distributed.

  Restricted Stock Units.    A Restricted Stock Unit Award is the grant of a right to receive common stock or cash, upon expiration of a deferral period specified by the Compensation Committee. The Committee may also allow the grantee to elect the deferral period. Restricted Stock Units are subject to restrictions imposed by the Committee at the date of grant or later that may include the achievement of performance measures. The restrictions shall lapse no earlier than the third anniversary, nor later than the tenth anniversary, of the grant date.

  The Compensation Committee may also allow the grantee to receive dividend equivalents paid in either cash or in shares on the dividend payment date or deferred until the related shares are distributed.

  Stock Appreciation Rights.    A Stock Appreciation Right ("SAR") is the grant of a right to be paid an amount measured by the difference between the exercise price of the right and the fair market value of shares on the date of exercise. The Compensation Committee determines the time or times that the SAR may be exercised in whole or in part on a date not earlier than the third anniversary, nor later than the tenth anniversary, of the grant date. SARs may be paid in cash, shares or property.

  Dividend Equivalents.    A dividend equivalent is the right to receive cash, shares or other property equal in value to dividends paid on shares of stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another award and may be paid currently or on a deferred basis as determined by the Compensation Committee.

  Other Stock-Based Awards.    The Compensation Committee is authorized to grant other awards to eligible employees that are consistent with the purposes of the 2015 Plan including rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon performance of the Company and awards valued by reference to the performance of specified subsidiaries.

  Share Delivery in Lieu of Cash Incentive Awards.    The 2015 Plan also provides that an employee otherwise eligible for a grant or an award under the 2015 Plan may, if the employee is eligible to receive a cash payment under any other management bonus or incentive plan of the Company (a "Cash Payment") applicable to the employee, make application to the Compensation Committee requesting the delivery of common stock in lieu of all or a portion of the Cash Payment.

  The number of shares so delivered will be equivalent in dollar value to that of the Cash Payment which would otherwise have been made, determined on the basis of the fair market value of the shares on the date of the share delivery.

  Share Delivery in Lieu of Directors Fees.    The 2015 Plan also provides that a non-employee Director may elect to receive common stock under the 2015 Plan in lieu of all or any portion of future cash payments for services rendered as a Director.

Shares Available for Awards

        The maximum number of shares of common stock which may be used in connection with awards under the 2015 Plan, or share deliveries as described above, is 500,000. The 2015 Plan limits the grant of Options or SARs under the Plan to any grantee during any three consecutive calendar years to 100,000 shares.

Adjustments

        If any change in the number of outstanding shares of our common stock after adoption of the 2015 Plan occurs through stock splits, a stock dividend, recapitalization or a combination or consolidation of the common stock into a lesser number of shares, the share authorization limits under the 2015 Plan will automatically be adjusted proportionately. The shares then subject to each award, and per share option prices, will automatically be adjusted proportionately as well. If we are involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, reorganization, merger, consolidation, split-up, spin-off or exchange of shares, the Compensation Committee may adjust the 2015 Plan's share authorization limits and outstanding awards to preserve the benefits or potential benefits of the awards.

        Any shares granted under the 2015 Plan which expire, terminate, cancel, or are withheld for a cashless option exercise or tax obligation, will be considered available for the grant of awards and delivery of shares. The number of shares issued in settlement of a SAR rather than the number of shares underlying the exercised portion shall be counted against the number of shares available for issuance. Shares delivered in lieu of cash payments are considered to have been used by the 2015 Plan and are not available for further awards.

Exercise of Options and Purchase Price

        Upon the exercise of an Option, the full purchase price of the shares represented by the Option being exercised must be delivered to the Company. The purchase price can be paid either in cash or common stock having a then fair market value equivalent to the purchase price, or any combination thereof. The Compensation Committee may also permit the exercise through broker-assisted arrangements.

Termination, Suspension and Modification

        The Board of Directors may, at any time, terminate, suspend or amend the 2015 Plan. Any amendment or modification of the 2015 Plan for which stockholder approval is required by applicable rule or regulation of any governmental regulatory body, or under the rules of any stock exchange in which the shares are listed, shall be subject to the approval of our stockholders. No termination, suspension or modification of the 2015 Plan may adversely affect any award previously granted under the 2015 Plan without the written consent of the participant. No awards may be granted under the Plan after January 1, 2025 and no incentive stock option awards (an "ISO") may be granted under the 2015 Plan after May 1, 2024.

Prohibition on Repricing

        Unless the approval of stockholders of the Company is obtained, (1) the exercise price of Options and SARs will not be amended, (2) Options and SARs will not be exchanged for other Options and SARs with lower exercise prices, (3) Options and SARs with an exercise price in excess of the Fair Market Value of the underlying shares will not be exchanged for cash, awards or other property, and (4) no other action will be taken that would be treated as a repricing under the rules of the New York Stock Exchange.

Withholding Taxes

        We will be entitled to withhold the amount of any withholding tax payable with respect to any awards and share deliveries, and to sell the number of shares necessary to produce the amount required to be withheld, unless the recipient supplies the cash in the amount requested by the Company for this purpose. The Compensation Committee may adopt rules allowing the recipient of any award payable in shares, or any person electing to receive shares, to satisfy any applicable tax withholding requirements in whole, or in part, by delivering to us shares or by instructing us to withhold shares otherwise deliverable to the person as part of the award, in either case with a fair market value not in excess of the amount of the applicable withholding requirements.

Future Plan Benefits

        The persons to whom awards will be granted during the term of the 2015 Plan and the positions they hold, or the type of award or number of shares to be covered by any such awards if the 2015 Plan is approved by our stockholders, have not yet been determined and it is not anticipated that any such determination will be made prior to such approval. Therefore, it is not possible to state in advance the number or type of awards to be made or the identities of future grantees under the Plan. However, the 2015 Plan is similar in operation to the 2006 Plan, under which Messrs. Beecher, Gatz, Palmer and Ms. Delano and Ms. Walters received in 2013 the awards set forth in the Summary Compensation Table and other compensation tables included in this Proxy Statement.

Federal Income Tax Consequences

        The following discussion summarizes the material federal income tax consequences of participation in the 2015 Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee or director. The discussion is based on federal income tax laws in effect on the date hereof and is, thereof, subject to possible future changes in law. This discussion does not address state, local and foreign tax consequences.

  ISOs.    An optionee will not recognize any income upon either grant or exercise of an incentive stock option ("ISO") although the exercise may subject the optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time of exercise over the purchase price of the shares is included in income for purposes of the alternative minimum tax. The treatment of any gain realized upon sale or other disposition of our common stock received upon exercise of an ISO will depend on the holding period. If the optionee does not dispose of the stock received until more than one year after exercise of the ISO and more than two years after grant, any gain realized upon disposition will be characterized as long-term capital gain. If the optionee disposes of his or her shares within either one year after exercise of the ISO or two years after grant, such disposition will be a disqualifying disposition. In the case of a disqualifying disposition, the portion of the gain realized on disposition equal to the excess of the fair market value of the shares at the time the ISO was exercised over the purchase price will be ordinary income taxable as compensation in the year of disposition. The balance, if any, of the gain will be capital gain.

  If the optionee sells the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised, the optionee's ordinary income will be limited to the excess of the amount realized upon the disposition over the adjusted basis in the shares.

  We are entitled to a deduction with respect to an ISO only if a disqualifying disposition occurs. In that event, the deduction would be available in the taxable year of Empire in which the disqualifying disposition occurs and would generally be equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.

  Nonqualifying Stock Options.    An optionee will not recognize any income upon either grant or vesting of a nonqualifying stock option ("NQSO"). Upon exercise of any part of an NQSO, the optionee will recognize ordinary income in an amount equal to the difference between the then fair market value of the shares acquired and the purchase price.

  In general, upon a subsequent disposition of the shares, the optionee's basis for determining taxable gain or loss would be the amount paid for such shares plus the amount that was includable in the optionee's income at the time of exercise. Any gain recognized on such disposition would generally be taxed as long-term or short-term capital gain depending on the length of time the optionee is deemed to have held these shares. We will generally be entitled to a deduction for federal income tax purposes upon exercise of an NQSO in an amount equal to the ordinary income recognized by the optionee.

  Restricted Stock.    The recipient of a Restricted Stock Award will not be subject to tax upon its grant, unless the shares are issued and the recipient makes an election under Section 83(b) of the Internal Revenue Code. Assuming no election under Section 83(b) is made, the holder will be subject to tax at ordinary income tax rates at the time of the lapse or earlier termination of the restrictions in an amount equal to the fair market value of the shares covered by the Restricted Stock Award at the time that the restrictions lapse or terminate.

  The tax basis of the shares will be the amount so included in income, and their holding period for capital gains purposes will commence on the date the restrictions lapse or terminate. If a holder makes an election under Section 83(b) of the Internal Revenue Code, the holder will be subject to tax at ordinary income rates based on the fair market value of the shares covered by the Restricted Stock Award at the date of grant. The tax basis of the shares will be the amount so included in income, and their holding period for capital gains purposes will commence on the date of grant. We will generally be entitled to a deduction with respect to the amount of ordinary income recognized by the employee.

  Restricted Stock Units.    The recipient of a Restricted Stock Unit Award will not be subject to tax upon its grant. The holder will be subject to tax at ordinary income tax rates at the time of receipt of shares issued under the Restricted Stock Unit in an amount equal to the fair market value of the shares at that time. The tax basis of the shares will be the amount so included in income, and their holding period for capital gains purposes will commence upon their receipt. We will generally be entitled to a deduction with respect to the amount of ordinary income recognized by the employee.

  Share Delivery in Lieu of Cash Incentive Awards or Directors' Fees.    If an employee or Director receives shares of our common stock in lieu of a cash payment, the employee or Director will be subject to tax at ordinary income rates in an amount equal to the fair market value of the shares that the employee or director receives. The tax basis of the shares so received will be their fair market value on the date of their receipt, and the holding period for capital gains purposes will commence upon their receipt. Empire will generally be entitled to a deduction with respect to the amount of ordinary income recognized by the employee or director.

THE BOARD HAS APPROVED THE 2015 STOCK INCENTIVE PLAN AND BELIEVES THAT IT IS FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL E.

F. PROPOSAL TO APPROVE THE COMPANY'S AMENDED AND RESTATED
STOCK UNIT PLAN FOR DIRECTORS
(Item 6 on Proxy Card)

        Our Board of Directors adopted the Stock Unit Plan for Directors (the "Stock Unit Plan") in 1998 in order to enhance our ability to attract and retain competent and experienced persons to serve as Directors and to recognize the service of Directors of Empire by providing non-employee Directors with a stock-based retirement compensation program. Shareholder approval in 2005 modified the Stock Unit Plan from a stock-based retirement plan providing for payout only after termination of service to a stock-based compensation program for Directors that allowed payouts of awards prior to termination of service. The Board of Directors adopted the stock-based compensation program to allow directors to acquire or increase their ownership of Common Stock and the opportunity so provided is intended to foster in Directors a strong incentive to put forth maximum effort for the continued success and growth of Empire. The Stock Unit Plan currently has 400,000 shares reserved for issuance under the Plan with 183,464 shares issued to Directors and an additional 159,080 shares currently subscribed under the Plan. On February 6, 2014, the Board of Directors amended the Stock Unit Plan, subject to stockholder approval, to reserve an additional 500,000 shares for issuance under the Plan, resulting in a total of 900,000 shares reserved for issuance under the Plan.

        The closing price of Empire's common stock on the New York Stock Exchange was $23.74 on February 28, 2014.

        A summary of the Stock Unit Plan is set forth below. This summary is qualified in its entirety by the full text of the Stock Unit Plan, which is attached to this Proxy Statement as Appendix C.

Summary of the Plan

Background of Plan

        The Stock Unit Plan for Directors was implemented in 1998 to replace a cash retirement plan in effect for Directors since 1990. The Directors on the Board in 1998 who had not previously been employees of Empire were eligible to convert accrued benefits under the existing cash retirement plan into stock units or remain under the cash retirement plan. All eligible Directors converted their cash benefits to stock units.

Eligibility

        Any Director who is not currently an officer of Empire is eligible to participate in the Stock Unit Plan.

Description of Stock Units

        A stock unit is a measure of value, expressed as a share of our common stock, credited to an eligible Director's account and payable in common stock upon a payment date.

Annual Credits

        As of January 1st of each calendar year, there is credited to the account of each person who is an eligible Director on that date, a number of stock units equal to an amount established by the Compensation Committee divided by the fair market value of a share of common stock on January 1st. "Fair market value" means the closing price of shares of common stock reported on the New York Stock Exchange Composite Tape on the day of the required calculation or, if there should be no sale on that date, on the next preceding day on which there was a sale.

        A new Director elected to the Board after January 1st of any year will have credited to his account a number of stock units equal to the annual credit set by the Compensation Committee for that year divided by the fair market value of a share of common stock on the date on which the Director is elected to the Board and prorated for the number of whole months remaining in the year.

Dividend Credits

        Until the stock units are fully paid out to the eligible Director, we credit to the Director's account, on each day that we pay a cash dividend on our common stock, a number of stock units that is equal to the total number of stock units in the Director's account on the record date multiplied by the cash dividend per share of common stock and divided by the fair market value of a share of common stock on the record date.

Payment Date

        Stock units credited to a Director's account prior to January 1, 2006 (and stock units representing dividend credits on these stock units) are payable upon the earlier of the Director's retirement from the Board of Directors or upon his death. A Director may select a lump sum payout of the stock units credited to his account upon his death or retirement or may select an annual payout over a period of years not to exceed ten years following his death or retirement.

        For stock units credited to a Director's account on or after January 1, 2006 (other than stock units representing dividend credits on stock units credited before January 1, 2006), each eligible Director elects the date on which payment of the stock units to be credited to his or her account for that calendar year (together with any stock units reflecting dividend credits attributable to these stock units) will be made; provided, however, that this elected payment date may not be earlier than January of the third calendar year following the calendar year in which the election is made. In the case of a new Director entitled to a credit to his or her account on the date he or she becomes a Director, the new Director shall have the right to elect, prior to the date on which he or she first becomes eligible to participate in the Stock Unit Plan, the date on which payment of the stock units to be credited to his or her account (together with any stock units reflecting dividend credits attributable to these stock units) will be made; provided, however, that this elected payment date may not be earlier than the third anniversary of the date on which the new Director first became eligible to participate in the Stock Unit Plan. In the absence of a timely election by an eligible Director, the elected payment date shall be the earliest elected payment date that the eligible Director could have elected with respect to the applicable stock units. The stock units will be payable on the elected payment date or, if earlier, the Director's retirement or death, and may be paid in a lump sum or in annual installments over a period not to exceed ten years, as elected by the Director. An eligible Director may, at any time not later than twelve months before an elected payment date, elect a later elected payment date for the applicable stock units which shall be no less than five years later than the prior elected payment date. Any election shall be made by filing a prescribed form with the Compensation Committee.

Administration

        The Stock Unit Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has full authority and absolute discretion to construe and interpret the Stock Unit Plan, reconcile inconsistencies and supply omissions and to make all determinations and take all other actions necessary or advisable for the proper administration of the Stock Unit Plan.

        The Board of Directors has the right to amend, suspend, or terminate the Stock Unit Plan in any respect at any time except as provided below. No amendment, suspension or termination of the Stock Unit Plan (other than through adjustment for changes in capitalization or corporate transactions) shall adversely affect any previously accrued benefits under the Stock Unit Plan unless the affected eligible Director consents to the change.

        Any increase in the number of shares of our common stock reserved for issuance under the Stock Unit Plan (except for a change in capitalization), and any other amendment or modification of the Stock Unit Plan for which stockholder approval is required under any applicable law or applicable rule or regulation of any governmental regulatory body or under the rules of any stock exchange on which our common stock is listed, shall be subject to approval of our stockholders.

Change in Capitalization

        In the event of any change in the outstanding shares of our common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination of shares or other similar corporate change, the Board shall make such adjustments as it deems appropriate in the number of stock units in the eligible Director's account and in the kind of shares to which the stock units relate, and in the number and kind of shares available under the Stock Unit Plan.

Future Plan Benefits

        The Stock Unit Plan is limited to the non-employee members of the Board of Directors. The number of stock units that each individual Director may receive will be determined by his years of service on the Board and therefore cannot be determined in advance.

Federal Income Tax Consequences

        The following discussion summarizes the material federal income tax consequences of participation in the Stock Unit Plan for Directors. This discussion is general in nature and does not address issues related to the tax circumstances of any particular Director. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local or foreign tax consequences.

        A Director will not recognize income upon the crediting of stock units to his or her account. Upon the payment of shares representing stock units to the Director, the Director will be subject to tax at ordinary income rates in an amount equal to the fair market value of the shares that the Director receives. The tax basis of the shares so received will be their fair market value on the date of receipt, and the holding period for capital gains purposes will commence upon their receipt. We will generally be entitled to a deduction with respect to the amount of ordinary income recognized by the Director.

        THE BOARD HAS APPROVED THE AMENDED AND RESTATED STOCK UNIT PLAN FOR DIRECTORS AND BELIEVES THAT IT IS FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL F.

 3. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Directors and Officers

        The following table shows information with respect to the number of shares of our common stock beneficially owned as of March 3, 2014 by each of our executive officers named in the Summary Compensation Table, each Director, each Director nominee and our Directors and executive officers as a group.

Name	Position	Shares of Common Stock Beneficially Owned(1)
D. Randy Laney	Director, Chairman of the Board	20,639
Kenneth R. Allen	Director	14,121
William L. Gipson(2)	Director	53,485
Ross C. Hartley(3)	Director	49,904
Bonnie C. Lind	Director	500
B. Thomas Mueller	Director	10,270
Thomas M. Ohlmacher	Director	3,856
Paul R. Portney	Director	7,665
Herbert J. Schmidt	Director	6,538
C. James Sullivan	Director	15,325
Bradley P. Beecher(2)	President and Chief Executive Officer and Director	29,527
Laurie A. Delano	Vice President—Finance and Chief Financial Officer	7,029
Kelly S. Walters(2)	Vice President and Chief Operating Officer-Electric	14,790
Ronald F. Gatz(2)	Vice President and Chief Operating Officer-Gas	27,307
Michael E. Palmer(2)	Vice President—Transmission Policy and Corporate Services	29,989
Directors and named executive officers, as a group		290,945

(1)
No Director or executive officer owns more than 0.5% of the outstanding shares of our common stock and all Directors and executive officers as a group own less than 1% of the outstanding shares of our common stock.

(2)
Includes 25,400, 8,400, 5,600, 6,100 and 6,600 shares, respectively, issuable upon the exercise of currently exercisable stock options for Mr. Gipson, Mr. Beecher, Ms. Walters, Mr. Gatz, and Mr. Palmer.

(3)
Includes 2,422 shares for which Mr. Hartley holds a power of attorney for a non-resident relative.

Other Stock Ownership

        The following table reflects the holdings of those known to us to own beneficially more than 5% of our common stock as of March 3, 2014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,540,108	(1)	5.90%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	2,752,851	(2)	6.40%

(1)
Based on a Schedule 13G/A dated February 3, 2014, filed with the Securities and Exchange Commission by BlackRock, Inc. BlackRock, Inc. has sole voting power with respect to 2,380,033 shares and dispositive power with respect to 2,540,108 shares.

(2)
Based on a Schedule 13G dated February 12, 2014, filed with the Securities and Exchange Commission by The Vanguard Group. The Vanguard Group has sole voting power with respect to 181,234 shares, sole dispositive power with respect to 2,690,117 shares and shared dispositive power with respect to 62,734 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 62,734 shares or 0.14% of the Common Stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 118,500 shares or 0.27% of the Common Stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

 4. EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

        The compensation program for executive officers is designed to provide a conservative yet competitive compensation package that will enable us to attract and retain highly talented individuals for key positions, promote the accomplishment of our performance objectives, and achieve Company results beneficial to our stockholders, customers and other stakeholders. The program is administered by our Compensation Committee ("Committee") which is composed entirely of non-employee, independent directors who are appointed by and serve at the sole discretion of the Board of Directors. The overarching objective of the Committee is to provide a conservative, yet secure, base salary, with the opportunity to earn a higher level of total compensation under cash and equity incentive opportunities that link executive compensation to Company and individual performance factors.

        In order to align the Company's executive compensation program with the interests of our stockholders, a substantial portion of each executive's total compensation opportunity is presented in the form of equity compensation. In addition, equity and other at-risk elements of compensation are tied to both short-term and long-term performance measures. In essence, at-risk compensation must be "re-earned" annually.

        The Committee is assisted in accomplishing its responsibilities by an independent compensation consultant ("Consultant"). The Committee is directly responsible for the appointment, compensation and oversight of the work of the Consultant. The Consultant does not perform other services for us outside of its engagement with the Committee, but may interact directly with the President and CEO, our legal counsel and/or other Company personnel for the purpose of obtaining executive officer compensation and performance data to be used in its review and analysis. The Committee retains all decision-making and approval authority with regard to determining executive compensation levels.

        The Committee structures the executive compensation program to motivate executives to achieve specified business goals and to reward the achievement of those goals. Compensation decisions made by the Committee are based on market analysis, Company performance, achievement of individual performance objectives, the level and nature of the executive's responsibilities and the level of experience in his or her position.

        Our compensation program includes three basic compensation elements:

• Base Salary	• Annual Cash Incentives	• Long-Term Stock Incentives

        Base Salary combined with Annual Cash Incentives make up Total Cash Compensation. Total Cash Compensation combined with Long-Term Incentives make up Total Direct Compensation. Each of these compensation elements is discussed more fully below.

        As described in our Proxy Statement dated March 13, 2013, the Committee modified its compensation philosophy beginning in 2013 to target the 25th percentile levels of our industry-specific peer group of companies (as provided to the Committee by the Consultant from their most recent executive compensation review performed in 2012) for Base Salary, Total Cash Compensation, and Total Direct Compensation (see "—Benchmarking" and "—Base Salary" below). The Committee initiated a process to transition our executive officers to this target level. Under this modified design, Base Salary is conservative compared to the median Base Salary of our industry-specific peer group. Annual Cash Incentive and Long-Term Incentive targets are set at fixed percentages of Base Salary. These incentive compensation elements provide each executive the potential to earn higher levels of Total Direct Compensation depending on Company and individual performance.

        The Committee believes the compensation approach discussed above appropriately balances stockholder, customer and other stakeholder interests and is a responsible approach to executive compensation. It includes the following features:

  •
  Short-term incentive compensation focused on tactical near-term objectives that support the Company's longer-term goals,

  •
  Limitations on potential incentive compensation awards equal to 200% of target opportunity,

  •
  Long-term performance-based stock awards linked to stockholder returns over a three-year period,

  •
  Time-vested stock awards designed to promote a proper focus on the creation of stockholder value,

  •
  Participation in the same health and welfare benefits and qualified pension plan offered to all our full-time employees, and

  •
  A traditional supplemental retirement plan that only covers compensation not included in the qualified pension plan due solely to tax limitations.

        In addition, the executive compensation approach includes the following provisions:

  •
  A Change In Control Severance Pay Plan ("Severance") that includes a "double-trigger" (requiring a change in control and termination of employment) and a payment equal to 36 months of severance pay benefits (see discussion under "—Potential Payments upon Termination and Change in Control"),

  •
  A provision that non-vested equity awards do not accelerate after a change in control unless the executive is terminated, and

  •
  No employment agreements or guaranteed compensation arrangements between the Company and the executive officers other than the Change In Control severance agreement.

Analysis of Executive Officer Compensation

        The Committee believes the 2013 mix of compensation elements (based on target-level incentive opportunities) available to our President and Chief Executive Officer ("CEO") and all other Named Executive Officers ("NEOs") as illustrated below reflects our commitment to an executive compensation program that rewards individuals for performance. The Committee has adopted the same mix of compensation elements for 2014.

2013 Target Compensation Mix

President and CEO	Average of Other NEOs

        With respect to the 2013 compensation of Mr. Bradley P. Beecher, our President and CEO, approximately 57% of his total target direct compensation opportunity consisted of at-risk compensation in the form of short-term and long-term incentives. In accordance with the transition process mentioned previously, the Committee set Mr. Beecher's total 2013 target direct compensation opportunity below the 25th percentile levels of our industry-specific peer group of companies, as illustrated below.

 2013 Target Compensation Mix
(in thousands)

President and CEO Target Compensation Mix	Most Recent Peer Group P25 Target Compensation Mix

        When establishing Mr. Beecher's compensation, the Committee considers the actuarially-estimated change in pension value reported under the "—Change in Pension Value and Nonqualified Deferred Compensation Earnings" column in the Summary Compensation Table of our Proxy Statements. The Committee believes that the estimated change in pension value does not represent current compensation paid to Mr. Beecher for his service as President and CEO, as Mr. Beecher's pension benefits are not realizable until the time of his retirement. In calculating Mr. Beecher's future pension benefits, his total years of service with our Company are included in our benefit formula, rather than only those years he has served as our President and CEO. Additionally, the estimated change in Mr. Beecher's pension value is based on a life expectancy of 83 years. The table below shows Mr. Beecher's total compensation as reported in our Summary Compensation Tables since his election to the position of President and CEO in 2011, the annual amounts of estimated change in pension value included in his total compensation since and including his year of election, and the amount of his compensation that excludes the change in his estimated pension value.

Year	Total Compensation Reported on Summary Compensation Table	Change in Pension Value Reported on Summary Compensation Table	Total Compensation Excluding Change in Pension Value
2013	$1,333,504	$62,628	$1,270,876
2012	$929,198	$252,290	$676,908
2011	$683,706	$277,308	$406,398

        The Committee believes the Total Compensation Excluding Change in Pension Value is more representative of the actual compensation value Mr. Beecher received for his service as President and CEO during each year of service. This same assessment regarding actuarially-estimated change in pension value and the realization of pension benefits is applicable to each NEO.

The Role of the Compensation Committee

        The Compensation Committee ("Committee"), on behalf of the Board of Directors, administers our director and executive compensation programs. The Committee meets at scheduled times during the year and on an as-needed basis. The duties and responsibilities of the Committee are described in its charter (which has been approved by the full Board of Directors) and include:

  •
  Assisting the Board of Directors in establishing and overseeing director and executive officer compensation policies and practices,

  •
  Hiring, terminating and directing the activities of the independent compensation consultant,

  •
  Reviewing and analyzing general industry and peer group compensation data,

  •
  Reviewing and approving executive officer goals, objectives and compensation levels,

  •
  Evaluating executive officer performance,

  •
  Making recommendations to the Board of Directors as to the form and amount of director compensation levels, and

  •
  Considering the outcome of the stockholder advisory votes on executive compensation when evaluating executive compensation policies and practices and when making future executive compensation decisions.

The Role of the President and CEO

        The President and CEO attends Committee meetings, including the meeting where the Committee deliberates base salary changes and annual incentive metrics and performance measures for executive officers. His role at these meetings includes:

  •
  Reviewing the performance of each executive officer against position accountabilities and Annual Incentive Plan ("AIP") metrics and performance measures, and recommending AIP awards for the just-ended fiscal year for each executive officer,

  •
  Making base salary adjustment recommendations for the ensuing performance year for each executive officer,

  •
  Reviewing and recommending AIP metrics and performance measures for the ensuing fiscal year, and

  •
  Responding to questions Committee members may have regarding base salary levels and AIP metrics, performance measures and awards.

        The President and CEO does not directly participate in the deliberations of the Committee and he is not present during nor does he take part in any way in the Committee's deliberations with respect to establishing his compensation.

The Role of the Consultant

        As previously discussed, the Committee periodically directly engages a compensation consultant to assist it in accomplishing its responsibilities. During 2012, the Committee engaged Hay Group (the "Consultant"), an independent compensation consulting firm, to perform a review of executive compensation practices, which included:

  •
  Analysis of leading practices and trends in the utility industry,

  •
  Analysis of the relative positioning of each of our executive officer positions to similar positions within its proprietary national market database,

  •
  Review and evaluation of our compensation program and compensation levels as compared to compensation practices of other companies with similar characteristics, including size and type of business (see discussion of industry-specific peer group under "—Benchmarking"),

  •
  Recommendation of appropriate industry-specific peer group of companies,

  •
  Performing calculations necessary to determine recommendations for performance-based equity awards, and

  •
  Recommending the structure of the executive compensation program relative to the results of its analysis of national market and industry-specific peer group companies.

        The Consultant's 2012 review served as the basis for compensation decisions beginning in 2013 and will continue to be the basis for compensation decisions until such time that the Committee engages an independent consultant to perform a subsequent review.

        During 2013, the Committee engaged Hay Group to perform calculations necessary to determine performance-based equity awards.

The Role of Stockholder Say-on-Pay Advisory Votes

        We provide our stockholders with the opportunity to cast an annual advisory vote on executive compensation (a "say-on-pay advisory proposal" as described under Section 2, "—MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING"). At our annual meeting of stockholders held on April 25, 2013, a substantial majority of the votes cast on the say-on-pay advisory proposal at that meeting were voted in favor of the proposal. The Committee believes this affirms stockholders' support of our approach to executive compensation.

Compensation Philosophy

        The Committee sets target compensation levels in a manner designed to:

  •
  Be competitive and permit us to attract and retain executive talent,

  •
  Be conservative with respect to our peer group and, prior to 2013, the national market, and

  •
  Provide incentive for executives to achieve individual and company performance goals.

        Beginning in 2013, the Committee modified its compensation philosophy to target the 25th percentile levels of the industry-specific peer group of companies (see "—Benchmarking" below) for Base Salary, Total Cash Compensation and Total Direct Compensation, while continuing to maintain a range concept to recognize differing levels of experience. The Committee believes the comparison to compensation levels of similar peer group positions is more reflective of our executive officer's roles and responsibilities and is therefore more appropriate than comparison to the national market.

Benchmarking

        As noted above, during 2013 the Committee set the compensation benchmark (i.e., the 25th percentile) based on a 2012 industry-specific peer group company survey developed by the Consultant. Prior to 2013, the Committee set the benchmarks based on a national market survey developed by the Consultant. Under the prior process, the Committee compared the compensation values resulting from the national market survey to corresponding compensation values of an industry-specific peer group of companies also developed by the Consultant. The comparison was done to insure competitiveness and appropriateness of compensation levels within the industry. This comparison was a contributing factor in the Committee's decision to modify its compensation philosophy beginning in 2013 to both reduce the targets to the 25th percentile levels (prior to 2013, benchmark targets included the 25th percentile, the 50th percentile, and the midpoint between the 25th and 50th percentiles) and to change the benchmark to that of the industry-specific peer group of companies.

        The industry-specific peer group of companies that was recommended by the Consultant and adopted by the Committee for 2013 represented publicly traded electric, gas, combined electric and gas, and water utilities comparable to Empire in terms of sales, market value, growth characteristics, and assets. The 2013 peer group of companies, set forth in the table below, was also adopted by the Committee for 2014.

ALLETE, Inc.	Cleco Corporation	NorthWestern Corporation
American States Water Company	El Paso Electric Company	Otter Tail Corporation
Aqua America, Inc.	IDACORP, Inc.	South Jersey Industries, Inc.
Black Hills Corporation	MGE Energy, Inc.	Unitil Corporation
California Water Services Group	Northwest Natural Gas Company	UNS Energy Corporation
Chesapeake Utilities

        An essential part of the benchmarking process involves the Consultant's use of a systematic approach to evaluate the duties and responsibilities of our executive positions. This approach recognizes the practical reality that job responsibilities of persons with similar titles may vary significantly from company to company, and that a person's title is not necessarily descriptive of a person's duties. In its evaluation, the Consultant considered the scope and complexity of incumbent positions among the peer group companies and compared those positions to the scope and complexity of our executive positions. The result was an assessment of the relative position of the compensation being paid to our executives in light of the compensation being paid to persons performing duties of similar scope and complexity. The Committee used this assessment to assist it in making decisions regarding appropriate compensation levels for our executive positions. The underlying principle of the evaluation methodology is to focus on identifying those positions that have a scope and complexity of responsibilities that are comparable to those duties exercised by each of our particular executives.

Base Salary

        During their most recent review, the Consultant made base salary target recommendations to the Committee for each position with consideration given to our compensation philosophy. Base salary targets are reviewed periodically as described above to ensure our executive positions are comparable with the marketplace in terms of expertise, scope and accountability.

        At the beginning of the fiscal year, the President and CEO reviewed executive officer performance with, and made Base Salary recommendations to, the Committee for all executive officers other than himself. Based upon his review and recommendations, and with consideration given to market information provided by the Consultant, the Committee set the Base Salary of each such executive officer for the fiscal year. The Committee independently appraised the performance of the President and CEO, and set his Base Salary accordingly. The Committee will determine any Base Salary adjustments necessary throughout the year should material changes in office or responsibilities occur.

        As mentioned above, the Committee modified its compensation philosophy beginning in 2013 to target the 25th percentile levels of the industry-specific peer group of companies, including the 25th percentile of Base Salary. The 25th percentile Base Salary of the President and CEO position of the industry-specific peer group determined by the Consultant in its most recent review was $509,000. In order to begin the transition of Mr. Beecher's Base Salary to this 25th percentile level, the Committee set his 2013 Base Salary at $459,000. Similarly, the Committee set 2013 base salaries for each of the other NEOs as follows: Ms. Delano, $261,000; Ms. Walters, $266,000, Mr. Gatz, $250,000; and Mr. Palmer, $225,000. To complete the transition, the Committee set Mr. Beecher's 2014 Base Salary at $510,000, Ms. Delano's 2014 Base Salary at $290,000, and Ms. Walter's 2014 Base Salary at $295,000. The transition to the 25th percentile level for the remaining NEO's was accomplished by the 2013 adjustment.

Annual Cash Incentives

        The Annual Cash Incentive portion of Total Cash Compensation is designed to reward executive officers for performance that benefits our shareholders, customers, and employees. Performance incentive opportunities are derived from individual AIPs, whereby executive officers can earn additional cash compensation based on performance measured against short-term tactical goals that focus on operating conditions and circumstances of a particular year. These tactical goals are developed from and lend support to our long-term vision and goals.

  2013 AIP Results and Awards

        The 2013 AIPs included common corporate performance metrics, specific operational metrics related to each NEO's area of responsibility, and subjective performance metrics whereby each NEO was evaluated in areas of leadership, engagement of workforce, accountability, and overall job performance. As illustrated below, the corporate performance metrics comprised the most significant portion of the 2013 AIPs. These metrics are composed of performance measures related to Earnings Per Share on the Company's common stock, control of capital expenditures and operating and maintenance expenses, and overall corporate safety. The Annual Cash Incentive opportunity blend by category of performance metric for each NEO is illustrated below:

Position	Corporate Performance Metrics	Operational Performance Metrics	Subjective Performance Metrics
President and Chief Executive Officer	60%	20%	20%
All Other NEOs	50%	40%	10%

        Each executive officer provided the President and CEO input on a set of proposed operational performance metrics and measures related to their areas of responsibility for the 2013 fiscal year. One or more performance measures were developed for each metric. The President and CEO evaluated the proposed metrics and performance measures, made any necessary modifications, and presented the recommended suite of performance metrics and measures for himself and all other executive officers to the Committee. The Committee reviewed his recommendations for consistency, measurability, and equity relative to individual responsibilities and, together with their assessment of our near-term objectives, made any necessary adjustments to individual AIPs before approving.

        Once metrics, performance measures and weightings were determined, total target Annual Cash Incentive amounts were calculated for each executive officer with consideration given to the Total Cash Compensation philosophy discussed above. Threshold and maximum performance levels may also be developed for each performance measure. Threshold and maximum amounts are equal to 50% and 200%, respectively, of the target level amount. If an executive does not perform at least at a threshold level of expected performance with regard to any particular individual performance measure, no incentive compensation is awarded with respect to that performance measure. Likewise, no award greater than the maximum award is paid when performance exceeds the maximum level of expected performance required to earn such award.

        Beginning in 2013, in order to provide the opportunity to achieve the 25th percentile level of peer group Total Cash Compensation, the Committee modified the Annual Cash Incentive amount available at target levels of performance for the Vice-President and Chief Financial Officer, the Vice-President and Chief Operating Officer—Electric, and the Vice-President and Chief Operating Officer—Gas to represent 40% of their annual base salary (compared to 35% in 2012). During 2013, the Annual Cash Incentive opportunity at target levels of performance for each NEO was as follows:

Position	Annual Cash Incentive as a Percentage of Base Salary
President and Chief Executive Officer	55%
Vice President and Chief Financial Officer	40%
Vice President and Chief Operating Officer—Electric	40%
Vice President and Chief Operating Officer—Gas	40%
All Other NEOs	35%

        Performance measure ranges are generally linked to the threshold, target and maximum performance award levels. For instance, to qualify for the threshold performance award under a performance measure of operating and maintenance expense control, an executive must operate their responsibility area at no greater than +10% of budgeted expenses. To qualify for the maximum performance award under the same performance measure, an executive must operate their responsibility area at -10% of budgeted expenses. The qualification criteria for other performance measures may be whether the executive accomplished or did not accomplish the measure. Under this criterion, the executive must fully accomplish the measure to qualify for any award. AIP measurements may be either quantitative or qualitative. Measurements considered qualitative, if any, are identified as such below.

        Each executive officer's AIP performance and indicated payout were reviewed by the President and CEO with the Committee following the conclusion of the fiscal year. The Committee considered his review and recommendations, made any appropriate adjustments and determined the amount of Annual Cash Incentive earned by each executive. The Committee independently appraised the performance of the President and CEO, and determined his incentive award accordingly.

  Corporate Performance Metrics:

        The results of common corporate performance metrics and related performance measures that, at target-level performance, are equal to 50% of the Annual Cash Incentive opportunity available to each executive officer (or 60% of the President and CEO's Annual Cash Incentive opportunity) are as follows:

Metric Performance Measures	Weighting(1)	Threshold 50%	Target 100%	Maximum 200%	Actual Performance

Earnings Per Share
CEO	30%	$1.00	$1.26 - $1.43	> $1.43	Maximum
All other NEOs	20%	$1.00	$1.26 - $1.43	> $1.43	Maximum

Corporate Level Expense Control
Capital Expenditures	10%	Budget +10%	At Budget	Budget -10%	171% of Target
Operating and Maintenance Expense	10%	Budget +5%	At Budget	Budget -5%	139% of Target

Safety Performance
DART Rate(1)	5%	2.95	2.35	2.10	Maximum
Man hours worked no lost time	5%	300,000	500,000	1,000,000	Maximum

(1)
Days Away from work, Restricted work activity, or job Transfer.

        Based upon the actual performance results relative to target for the corporate performance metrics, each NEO was awarded the following Annual Cash Incentive:

	Corporate Performance Metrics
	Target Award Opportunity	Actual Award
Mr. Beecher	$151,471	$280,345
Ms. Delano	$52,200	$95,056
Ms. Walters	$53,200	$96,878
Mr. Gatz	$50,000	$91,050
Mr. Palmer	$39,376	$71,702

  Operational Performance Metrics:

        The results of Mr. Beecher's total Company-level operational metrics and performance measures, which represent 20% of his Annual Cash Incentive opportunity, are illustrated below.

Mr. Beecher

Metric Performance Measures	Weighting	Threshold 50%	Target 100%	Maximum 200%	Actual Performance

Expense Control
Fuel and Purchased Power Expenses	10%	Budget +10%	At Budget	Budget -10%	133% of Target

Capital Markets/Governance Rating Agency Interaction	5%	Present once to Each Agency	Threshold + present to 1 agency 2 times	Present to Each Agency 2 Times	Target

Institutional Investors Interactions	5%	5	10	15	Maximum

        The results of the operational metrics and performance measures for each NEO other than the President and CEO, which represents 40% of their Annual Cash Incentive opportunity, are illustrated below.

Ms. Delano

Metric Performance Measures	Weighting	Threshold 50%	Target 100%	Maximum 200%	Actual Performance

Operational Area Expense Control
Operating and Maintenance Expenses	10%	Budget +10%	At Budget	Budget -10%	179% of Target

Capital Markets/Governance Rating Agency Interactions	5%	Present once to Each Agency	Threshold + present to 1 agency 2 times	Present to Each Agency 2 Times	Maximum
Institutional Investors Interactions	5%	5	10	15	Maximum

Investor Relations	10%	Plan Development	Plan Dev/Updated	Target +5 Contacts	Maximum
Analyst Coverage	10%	Current Coverage	Threshold + 1	Threshold + 2	Target

Ms. Walters

Metric Performance Measures	Weighting	Threshold 50%	Target 100%	Maximum 200%	Actual Performance

Operational Area Expense Control
Operating and Maintenance Expense	10%	Budget +10%	At Budget	Budget -10%	125% of Target
Fuel and Purchased Power Expenses	5%	Budget +10%	At Budget	Budget -10%	133% of Target

Operations
Customer Service—SAIFI Rate(1)	5%	1.64	1.43	1.22	140% of Target
Customer Service—SAIDI Rate(2)	5%	183	159	135	150% of Target

Customer Response Performance	2.5%	<= 30 Second Response, 60% or Greater	<= 30 Second Response, 70% or Greater	<= 30 Second Response, 80% or Greater	Maximum

Customer Service Structure (a qualitative measure)	2.5%	Customer Service Restructuring Plan	Threshold + Completed Restructuring	Target + achieved Cost Reduction and/or Service Improvement	Maximum

Project Completion
Riverton Unit 12 Combined Cycle	5%	Air/Intake Permits by December 31, 2013	Air/Intake Permits by July 1, 2013	Air/Intake Permits by May 1, 2013	Target
Asbury Air Quality Control System (AQCS) Project	5%	On Schedule and Budget +10%	On Schedule and Budget	On Schedule and Budget -10%	103% of Target

(1)
System Average Interruption Frequency Index

(2)
System Average Interruption Duration Index

Mr. Gatz

Metric Performance Measures	Weighting	Threshold 50%	Target 100%	Maximum 200%	Actual Performance

Operational Area Expense Control
Capital Expenditures	10%	Budget +10%	At Budget	Budget -10%	Target
Operating and Maintenance Expenses	10%	Budget +10%	At Budget	Budget -10%	80% of Target

Operations
Annual Missouri Public Service Commission (MPSC) Safety Audits	5%	No Material Probable Violations (PV) + >50% No Material Areas of Concern (AC)	No Material PVs + >75% No Material ACs	No Material PVs +100% No Material ACs	Under Threshhold

Residential Customer Growth	10%	-0.50%	0.00%	0.50%	87% of Target
MPSC Non-Payment Related Commission Complaints (CC)	5%	CCs >=25	Non-Payment Related CCs =15	CCs <=5	Maximum

Mr. Palmer

Metric Performance Measures	Weighting	Threshold 50%	Target 100%	Maximum 200%	Actual Performance

Operational Area Expense Control
Purchasing Capital Expenditures	6%	Budget +10%	At Budget	Budget -10%	115% of Target
Operating and Maintenance Expenses	10%	Budget +10%	At Budget	Budget -10%	87% of Target

Operations
North American Electric Reliability Corporation (NERC) Critical Infrastructure Protection Audit Performance	6%	Develop Action Plan to Mitigate Audit Findings	Plan to Mitigate Potential Alleged Violations (PAV) + No Material NERC Action Expected	No Violations/PAV/ Penalties	Target

Cyber/Physical Security Plan (a qualitative measure)	6%	Establish Team, Develop Recommendations	50% Recomendations Implemented	All Recommendations Implemented	Maximum

Legislative Changes (a qualitative measure)	6%	Infrastructure System Replacement Surcharge (ISRS) Passed Through 1 Missouri Chamber	ISRS Passed Through 2 Missouri Chambers	ISRS Becomes Law	Under Threshold

Social Media (a qualitative measure)	6%	Develop Strategy	Threshold + 50% Implementation	Implement All New Strategy	Maximum

        Based upon actual performance results relative to target for the operational performance metrics described above, the Annual Cash Incentive award for each NEO was as follows:

	Operational Performance Metrics
	Target Award Opportunity	Actual Award
Mr. Beecher	$50,491	$71,570
Ms. Delano	$41,760	$70,888
Ms. Walters	$42,560	$57,254
Mr. Gatz	$40,000	$36,700
Mr. Palmer	$31,500	$35,910

  Subjective Performance Metrics:

        It was the Committee's evaluation that the executive management team provided effective leadership, employee engagement, and noteworthy performance as a team and on an individual level that resulted in increased customer and shareholder value, a safe and productive work environment, and fulfillment of short- and long-term performance goals. Based upon the Committee's evaluation of individual performance, the Annual Cash Incentive award related to the subjective performance metrics (a qualitative measure), which represents 20% of the total target Annual Cash Incentive opportunity for the President and CEO and 10% of the total target Annual Cash Incentive opportunity for each other NEO, was as follows:

	Subjective Performance Metrics
	Target Award Opportunity	Actual Award
Mr. Beecher	$50,490	$50,490
Ms. Delano	$10,440	$15,660
Ms. Walters	$10,640	$15,960
Mr. Gatz	$10,000	$15,000
Mr. Palmer	$7,875	$7,875

        Since the adoption of the current form of the Executive Officer AIP in 2001, the average Annual Cash Incentive award for all executive officers, including the President and CEO, but excluding the 2011 award that was earned but not paid and partial year results for retiring executive officers, was approximately 115% of the target opportunity amounts.

        Total AIP target award opportunities and actual AIP award results for each of the Company's NEOs during fiscal 2013 were:

  2014 AIP Metrics and Measure

        The Committee has structured the 2014 AIP so that the Annual Cash Incentive award opportunity as a percentage of Base Salary is unchanged from 2013. The blend of award opportunity by category of performance metric for each NEO is described below:

Position	Corporate Performance Metrics	Operational Performance Metrics	Subjective Performance Metrics
President and Chief Executive Officer	70%	0%	30%
Vice-President—Finance and CFO	55%	35%	10%
All Other NEOs	50%	40%	10%

        As in 2013, threshold and maximum opportunities during 2014 will be equal to 50% and 200%, respectively, of the target level opportunity. The Committee established the corporate performance Earnings Per Share metric as the most significant single metric of the 2014 AIP. At target performance levels, this metric encompasses 40% of the CEO's Annual Cash Incentive opportunity, 25% of the CFO's Annual Cash Incentive Opportunity, and 20% of each other NEO's Annual Cash Incentive opportunity. The Committee set Earnings Per Share target performance at $1.44, the midpoint of our published 2014 full-year earnings guidance range of $1.38 to $1.50. Threshold and maximum performance levels were set at $0.05 below and $0.05 above our published guidance range, respectively.

        Control of capital expenditures and operating and maintenance expenses comprise 15% of each NEO's corporate performance metric. The Committee established the targets at budgeted capital expenditures (excluding major generation and environmental projects) and budgeted operating and maintenance expenses. For corporate performance purposes, the Committee set the threshold level of opportunity for capital expenditures at 10% above budgeted expenditures, while the maximum level of opportunity was set at 10% below budgeted expenditures. Similarly, the Committee established threshold and maximum levels of opportunity at 5% above and 5% below the budgeted level of operating and maintenance expenses, respectively. Capital expenditure and operating and maintenance expense control have also been established as specific operational-area metrics for Ms. Delano, Ms. Walters and Mr. Gatz. The Committee set the capital expenditure measurement range for operational areas similarly to the corporate performance range, but increased the measurement range for operating and maintenance expenses to 10% above and 10% below the operating area budget, respectively.

        The corporate safety performance DART rate metric comprises 10% of each NEO's corporate performance metric. For 2014, the Committee set the DART rate target at 1.20. The corporate operations performance SAIDI rate metric makes up 5% of each NEO's corporate performance metric. For 2014, the SAIDI rate target was set at 145. The 2014 target level performance value for both of these metrics represents an improvement over 2013 actual performance levels.

        Ms. Delano's Investor Relations and Rating Agency Interactions metric involves activities designed to promote and maintain constructive relationships with credit rating agencies and the investor community, including research coverage. Her Internal Control Environment metric focuses on ensuring the Company does not experience financial restatements or material control weaknesses, and maintaining an internal control environment that reflects the most recent Commission of Sponsoring Organizations (COSO) framework.

        The 2014 corporate, operational, and subjective performance metrics and measures, expressed as a percentage of the total target Annual Cash Incentive opportunity available to each NEO relative to the level of performance attained, are presented in the following tables.

  Corporate Performance Metrics:

Metric Performance Measures	Weighting	Threshold Opportunity	Target Opportunity	Maximum Opportunity

Earnings Per Share
CEO	40%	20%	40%	80%
CFO	25%	12.5%	25%	50%
All other NEO's	20%	10%	20%	40%

Corporate Level Expense Control
Capital Expenditures	5%	2.5%	5%	10%
Operating and Maintenance Expense	10%	5%	10%	20%

Safety Performance
DART Rate	10%	5%	10%	20%

Operations Performance
SAIDI Rate	5%	2.5%	5%	10%

  Operational Performance Metrics:

  Ms. Delano

Metric Performance Measures	Weighting	Threshold Opportunity	Target Opportunity	Maximum Opportunity

Operational Area Expense Control
Operating and Maintenance Expenses	10%	5%	10%	20%
Interest costs (excl. long term debt) and AFUDC(1)	5%	2.5%	5%	10%

Capital Markets/Governance
Investor Relations and Rating Agency Interactions	10%	5%	10%	20%
Internal Control Environment	10%	5%	10%	20%

(1)
Allowance for Funds Used During Construction

  Ms. Walters

Metric Performance Measures	Weighting	Threshold Opportunity	Target Opportunity	Maximum Opportunity

Operational Area Expense Control
Operating and Maintenance Expense	10%	5%	10%	20%
Fuel and Purchased Power Expenses	5%	2.5%	5%	10%

Operations Performance
SAIFI Rate (target = 1.43)	5%	2.5%	5%	10%
SAIDI Rate (additional corporate metric)	5%	2.5%	5%	10%

Customer Service Performance
Customer Contacts—response and resolution times	5%	2.5%	5%	10%

Capital Projects—timeline and cost management
Asbury Air Quality Control System Project	5%	2.5%	5%	10%
Riverton Unit 12 Combined Cycle (CC) Project	5%	2.5%	5%	10%

  Mr. Gatz

Operational Area Expense Control
Capital Expenditures	10%	5%	10%	20%
Operating and Maintenance Expenses	10%	5%	10%	20%

Operations—Gas
Annual Missouri Public Service Commission (MPSC) Safety Audits—material violations and areas of concern	5%	2.5%	5%	10%

Residential Customer Growth (target = 0.25%)	10%	5%	10%	20%
MPSC Non-Payment Related Commission Complaints (CC)—(target = 15)	5%	2.5%	5%	10%

  Subjective Performance Metrics:

        The subjective performance metric (a qualitative measure) is weighted at 30% of the total target Annual Cash Incentive opportunity for the President and CEO and 10% of the total target Annual Cash Incentive opportunity for each other NEO. Similar to 2013, the Committee will evaluate each NEO's performance in areas of leadership, engagement of workforce, accountability, and overall job performance.

        Total AIP target award opportunities attainable by each of the Company's NEOs during fiscal 2014 are:

        The 2014 AIP metrics and measures are not presented for Mr. Palmer due to his retirement from the Company on March 31, 2014.

Long-Term Incentives

        Long-Term Incentives consist of time-vested restricted stock awards (which replaced stock options and dividend equivalent rights effective January 1, 2011) and performance-based restricted stock awards. Both forms of award are discussed in more detail below. Equity awards were granted under our 2006 Stock Incentive Plan (SIP), which was approved by stockholders in 2005. The 2006 SIP will expire on December 31, 2015. Included as Appendix B to this Proxy Statement is a proposed replacement of the 2006 SIP which, if approved by stockholders, will become effective January 1, 2015.

        The Long-Term Incentive element is designed to motivate executive officers over the long-term to put forth maximum effort in contributing to the continued success and growth of Empire, and to ensure the interests of the executive officers are aligned with those of stockholders. In addition, Long-Term Incentives provide a measure of retention incentive for executive officers, leading to enhanced stability of our senior management team.

        During 2013, the target Long-Term Incentive opportunity for the President and CEO was equal to 80% of his annual base salary. The target Long-Term Incentive opportunity for the Vice-President and Chief Financial Officer, Vice-President and Chief Operating Officer—Electric, and the Vice-President and Chief Operating Officer—Gas was equal to 45% of their annual base salary. The Long-Term Incentive opportunity for all other executive officers was equal to 30% of their annual base salary. As with Total Cash Compensation, Total Direct Compensation at target-level performance will approximate the 25th percentile of the Total Direct Compensation of the industry-specific peer group of companies for all executive officers. In order to achieve this 25th percentile level, the 2013 percentages described above were increased from 2012, when the target Long-Term Incentive opportunity for the President and CEO was equal to 65% of his annual base salary and the target Long-Term Incentive opportunity for all other executive officers was equal to 15% of their annual base salaries.

        At target levels of performance, the time-vested restricted stock award is intended to represent approximately one-half the total value of each executive officer's Long-Term Incentive opportunity, with the performance-based restricted stock award representing the remaining half.

  Time-Vested Restricted Stock

        Time-vested restricted stock awards granted to executive officers provide the opportunity to receive a number of shares of common stock at the end of a three-year vesting period. As noted above, this award replaced the stock option and dividend equivalent portions of the Long-Term Incentive opportunity effective January 1, 2011. No dividend rights accumulate during the vesting period.

        Time-vested restricted stock is valued at an amount equal to the average price of our common stock on the grant date. In accordance with the Stock Incentive Plan, this average price is determined by calculating the average value between the high and low stock trading prices on the day of the grant.

        If employment terminates during the vesting period because of death, retirement, or disability, the executive is entitled to a pro-rata portion of the time-vested restricted stock awards such executive would otherwise have earned. If employment is terminated during the vesting period for reasons other than those listed above, the time-vested restricted stock awards will be forfeited on the date of the termination unless the Committee determines, in its sole discretion, that the executive is entitled to a pro-rata portion of such award.

  Performance-Based Restricted Stock

        Performance-based restricted stock awards granted to executive officers provide the opportunity to receive a number of shares of common stock at the end of a three-year performance period if performance goals set forth in the award are satisfied. The performance goals are tied to the percentile ranking of Empire's total stockholder return (share price appreciation or decline over the performance period plus cumulative value of dividends paid over the performance period, assuming reinvestment, divided by the stock price at the beginning of the performance period) for the three-year performance period as measured over the same period against all publicly traded, investor-owned electric utility companies. The target level of performance under the 2013 grants was set at the 50th percentile ranking when compared to this group. The threshold level was set at the 20th percentile, while the maximum level was set at the 80th percentile.

        At the end of the performance period (December 31, 2015 for awards granted in 2013), the executive would earn 100% of the target number of shares if the target (50th percentile) level of performance is reached. If the threshold level of performance is reached, the executive would earn 50% of the target number of shares. If performance reaches or exceeds the maximum level, the executive would earn 200% of the target number of shares. When performance levels are between the threshold and maximum performance levels, the amount of shares the executive earns is interpolated. No shares are earned if the threshold level of performance is not reached. The Consultant prepares an analysis of our total stockholder return percentile ranking for the just-ended three-year performance period relative to the comparator group described above. Based upon this analysis, the Consultant calculates the appropriate number of performance-based restricted stock shares to be awarded each executive. Performance-based restricted stock awards are approved by the Committee at the first meeting of the year. The total stockholder return for the three year performance period ended December 31, 2013 (for awards granted in 2011), was 5.1%, or just above the 11th percentile of the comparator group. Since the adoption of the 2006 Stock Incentive Plan, we have averaged a total stockholder return ranking slightly above the 34th percentile.

        If employment terminates during the performance period because of death, retirement, or disability, the executive is entitled to a pro-rata portion of the performance-based restricted stock awards such executive would otherwise have earned. If employment is terminated during the performance period for reasons other than those listed above, the performance-based restricted stock awards will be forfeited on the date of the termination unless the Committee determines, in its sole discretion, that the executive is entitled to a pro-rata portion of such award.

Change in Control

        We maintain a Change In Control Severance Pay Plan that covers executive officers as well as our other key employees who are not executive officers. The purpose of the plan is to assure continuity in leadership, continued focus, and dedication to customer and stockholder interests during and immediately after a change in control by mitigating the personal concerns that may confront a participant as a result of such an event. The plan provides severance pay benefits upon termination of employment after a change in control. This requirement of a "double-trigger" (i.e., the requirement that there be a change in control and a termination of employment) was instituted to balance the interests of the executive, Empire and our stockholders. There are several conditions that could constitute a change in control, but primarily, a change in control occurs if a merger or consolidation with, or sale to, another corporation or entity is consummated. The Change In Control Severance Pay Plan is discussed more fully under the section entitled "—Potential Payments upon Termination and Change in Control."

        We have not entered into any form of employment agreements with any executive officer other than agreements under the Change In Control Severance Pay Plan.

Other Benefits

        Executive officers participate in the same 401(k) and Retirement Plans that cover substantially all our other employees. The Pension Plan is a noncontributory, trusteed pension plan designed to meet the requirements of Section 401(a) of the Internal Revenue Code. Normal retirement is at age 65, with early retirement at a reduced benefit level permitted under certain conditions. We also maintain a Supplemental Executive Retirement Plan which covers the executive officers who participate in the Pension Plan. This supplemental plan is intended to provide benefits which, except for the applicable limits of Section 415 and Section 401(a)(17) of the Internal Revenue Code, would have been payable under the Pension Plan. The supplemental plan is not qualified under the Internal Revenue Code and benefits payable under the plan are paid out of our general funds.

        Our Articles of Incorporation and bylaws contain provisions permitted by the Kansas General Corporation Code which, in general terms, provide that officers and directors will be indemnified by us for all losses that may be incurred by them in connection with any claim or legal action in which they may become involved by reason of their service as our officer or director, if they meet certain specified conditions, and provide for the advancement by us to the officers and directors of expenses incurred by them in defending suits arising out of their service as an officer or director. The Board has authorized us to enter into indemnity agreements with officers and directors that provide for similar indemnification and advancement of expenses. The officers and directors are also covered by insurance indemnifying them against certain liabilities which might be incurred by them in their capacities as officers and directors. The premium for this insurance is paid by us.

        With the exception of certain plans specifically referenced in this discussion, the executive officers participate in the same health and welfare plans and under the same plan provisions available to all our other employees.

Compensation Committee Report

        The Committee has reviewed and discussed the Compensation Discussion and Analysis (which is set forth above) with management. Based on this review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Thomas M. Ohlmacher, Chairman
D. Randy Laney
Kenneth R. Allen
Paul R. Portney
Herbert J. Schmidt

Summary Compensation Table

        Set forth below is summary compensation information for each person who was (1) at any time during 2013 our Chief Executive Officer or Chief Financial Officer and (2) at December 31, 2013, one of our three most highly compensated executive officers, other than the Chief Executive Officer and the Chief Financial Officer (collectively, the "Named Executive Officers").

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus(1) ($) (d)	Stock Awards(2)(3) ($) (e)	Stock Options ($) (f)	Non-Equity Incentive Plan Compensation(4) ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($) (h)	All Other Compensation(6)(7) ($) (i)	Total ($) (j)
Bradley P. Beecher,	2013	459,000	0	397,286	0	402,405	62,628	12,185	1,333,504
President and Chief	2012	323,825	0	123,114	0	220,759	252,290	9,210	929,198
Executive Officer	2011	292,798	60,317	43,601	0	0	277,308	9,682	683,706
Laurie A. Delano,	2013	261,000	0	128,929	0	181,604	132,580	8,855	712,968
Vice President—	2012	177,677	0	19,312	0	86,995	114,080	5,865	403,929
Finance and Chief	2011	143,691	20,506	N/A	0	0	82,164	5,039	251,400
Financial Officer
Kelly S. Walters,	2013	266,000	0	133,051	0	170,092	24,124	8,834	602,101
Vice President and	2012	242,667	2,000	24,140	0	112,877	186,552	7,936	576,851
Chief Operating	2011	224,000	46,159	33,861	0	0	189,636	6,789	500,445
Officer-Electric
Ronald F. Gatz,	2013	250,000	0	124,808	0	142,750	90,571	10,535	618,664
Vice President and	2012	195,700	0	19,312	0	83,050	114,587	9,767	422,416
Chief Operating	2011	190,000	39,152	27,746	0	0	152,893	8,374	418,165
Officer-Gas
Michael E. Palmer,	2013	225,000	0	74,963	0	115,487	17,444	10,927	443,821
Vice President—	2012	203,425	0	21,726	0	93,272	211,760	11,599	540,445
Transmission Policy	2011	197,500	40,698	29,897	0	0	295,244	9,752	573,091
and Corporate
Services

(1)
Ms. Walters' 2012 award is related to efforts put forth during the implementation of our enterprise application software upgrade. 2011 awards represent discretionary cash awards paid to executives in recognition of exceptional performance during 2011 following the devastating EF-5 tornado that struck the Joplin, Missouri area in May 2011. This event subsequently led to the decision by the Board of Directors to temporarily suspend the common stock dividend, thereby triggering a limitation on incentive compensation. Ms. Delano's 2011 award also includes an amount earned related to goal performance prior to her election as Vice President—Finance and Chief Financial Officer.

(2)
Amounts shown for stock awards represent the grant date fair value determined in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718 ("FASB ASC Topic 718") for the applicable year relating to such awards. A discussion of the assumptions used to value these awards can be found under Note 4 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 (the "2013 10-K").

(3)
Represents the grant date fair value (determined in accordance with FASB ASC Topic 718) for the applicable year relating to awards of time-vested restricted stock and performance-based restricted stock. Time-vested restricted stock was first granted in 2011. No time-vested restricted stock awards were made by the Compensation Committee in 2012 due to the triggering of the limitation on incentive compensation described in Note 1 above. The 2012 performance-based restricted stock awards were also subject to this same limitation on incentive compensation. However, in order to recognize outstanding efforts by management subsequent to the triggering event described in Note 1 above, the Compensation Committee granted discretionary performance-based restricted stock awards in 2012.

        Includes amounts relating to grants of time-vested restricted stock as follows:

	February
	2011	2012	2013
B.P. Beecher	$19,940	$0	$160,511
L.A. Delano	N/A	$0	$52,259
K.S. Walters	$14,502	$0	$54,126
R.F. Gatz	$12,689	$0	$50,393
M.E. Palmer	$12,689	$0	$29,863

        Includes amounts relating to grants of performance-based restricted stock as follows:

	February
	2011	2012	2013
B.P. Beecher	$23,661	$123,114	$236,775
L.A. Delano	N/A	$19,312	$76,670
K.S. Walters	$19,359	$24,140	$78,925
R.F. Gatz	$15,057	$19,312	$74,415
M.E. Palmer	$17,208	$21,726	$45,100

  The amounts set forth in the table relating to performance-based restricted stock represent the grant date fair value of such awards assuming the target level of performance is attained. Assuming the maximum level of performance is attained, the grant date fair value of such awards would be as follows:

	February
	2011	2012	2013
B.P. Beecher	$47,332	$246,228	$473,550
L.A. Delano	N/A	$38,624	$153,340
K.S. Walters	$38,718	$48,280	$157,850
R.F. Gatz	$30,114	$38,624	$148,830
M.E. Palmer	$34,416	$43,452	$90,200
(4)
Represents cash awards under our Executive Officer Annual Incentive Plan (AIP). Ms. Delano and Mr. Palmer requested their 2012 awards, which were paid in 2013, be paid in the form of Empire common stock rather than cash. Mr. Palmer also requested his 2013 award, which was paid in 2014, be paid in the form of Empire common stock rather than cash. No earned awards were granted under the AIP for 2011 performance due to the triggering of the limitation on incentive compensation described in Note 1 above.

(5)
Represents the difference between the actuarial present value of each Named Executive Officer's accumulated benefit under all defined benefit plans at December 31 of the applicable year and the actuarial present value of each Named Executive Officer's accumulated benefit under all defined benefit plans at December 31 of the preceding year. Mr. Beecher, Ms. Delano, Ms. Walters, Mr. Gatz, and Mr. Palmer participate in The Empire District Electric Company Employees' Retirement Plan ("Retirement Plan") and The Empire District Electric Company Supplemental Executive Retirement Plan ("SERP"). The actuarial present value of each Named Executive Officer's accumulated benefit is affected in part by the discount rate assumption. The discount rate assumption used to determine the actuarial present value of each Named Executive Officer's accumulated benefit was 4.70%, 4.00%, and 4.90%, during the 2011, 2012 and 2013 measurement periods, respectively. The increase in the discount rate assumption from the 2012 measurement period to the 2013 measurement period was the driving factor in the reduced actuarial present value of the Retirement Plan benefit between the 2012 and the 2013 periods. Other factors that affected the accumulated benefit for each Named Executive Officer during the 2013 measurement period included an additional year of credited service, increased average annual earnings as a result of an additional year of compensated service, and decreased pension-eligible incentive compensation as a result of the triggering during 2011 of the limitation on incentive compensation described in Note 1 above. These factors are described more fully in the narrative discussion to the Pension Benefits table below. The amount of change in the pension value attributable to the Retirement Plan and the SERP is as follows:

	2011	2012	2013
B.P. Beecher
Retirement Plan	$112,318	$134,915	$(51,892)
SERP	$164,990	$117,375	$114,520
L.A. Delano
Retirement Plan	$82,164	$114,080	$73,500
SERP	N/A	$0	$59,080
K.S. Walters
Retirement Plan	$127,837	$153,527	$(30,623)
SERP	$61,799	$33,025	$54,747
R.F. Gatz
Retirement Plan	$98,693	$95,610	$42,168
SERP	$54,200	$18,977	$48,403
M.E. Palmer
Retirement Plan	$165,291	$165,544	$(25,499)
SERP	$129,953	$46,216	$42,943

        None of the Named Executive Officers participated in a non-qualified deferred compensation arrangement.

(6)
Includes matching contributions under our 401(k) Retirement Plan and payment of term life insurance premiums as follows:

	2011	2012	2013
B.P. Beecher
401(k) Matching Contribution	$7,972	$7,500	$7,650
Term Life premium	$1,710	$1,710	$1,710
L.A. Delano
401(k) Matching Contribution	$4,265	$5,091	$6,420
Term Life premium	$774	$774	$774
K.S. Walters
401(k) Matching Contribution	$6,122	$7,232	$7,650
Term Life premium	$667	$705	$1,184
R.F. Gatz
401(k) Matching Contribution	$5,688	$5,843	$7,403
Term Life premium	$2,686	$2,736	$3,132
M.E. Palmer
401(k) Matching Contribution	$5,919	$6,073	$6,697
Term Life premium	$3,833	$3,924	$4,230
(7)
Includes perquisites and personal benefits if the aggregate value of such perquisites and personal benefits for each Named Executive Officer exceeds $10,000. Perquisites and other personal benefits for 2011, 2012 and 2013 for Named Executive Officers were not included in the Summary Compensation Table because the aggregate value, based upon the actual cost to Empire of the perquisites, did not exceed $10,000. Other compensation for 2012 for Mr. Palmer includes a tax "gross-up" of $1,601 related to the provision of a medical examination. Other compensation for 2013 for Mr. Beecher and Ms. Delano includes a tax "gross-up" of $2,825 and $1,661, respectively, related to the provision of medical examinations.

Grants of Plan-Based Awards

        The following table shows information about plan-based awards granted during fiscal 2013 to the Named Executive Officers.

								All other Stock Awards: Number of Shares of Stock or Units(3) (#) (i)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				Grant Date Fair Value of Stock Awards(4) ($) (j)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
B.P. Beecher	02/06/2013	126,225	252,450	504,900					N/A
	02/06/2013				5,250	10,500	21,000		236,775
	02/06/2013							8,600	160,511
L.A. Delano	02/06/2013	52,200	104,400	208,800					N/A
	02/06/2013				1,700	3,400	6,800		76,670
	02/06/2013							2,800	52,259
K.S. Walters	02/06/2013	53,200	106,400	212,800					N/A
	02/06/2013				1,750	3,500	7,000		78,925
	02/06/2013							2,900	54,126
R.F. Gatz	02/06/2013	50,000	100,000	200,000					N/A
	02/06/2013				1,650	3,300	6,600		74,415
	02/06/2013							2,700	50,393
M.E. Palmer(5)	02/06/2013	39,375	78,750	157,500					N/A
	02/06/2013				1,000	2,000	4,000		45,100
	02/06/2013							1,600	29,863

(1)
Represents cash award opportunities under our Executive Officer AIP. Actual AIP cash award payouts are presented in the Summary Compensation Table, column g.

(2)
Represents grants of performance-based restricted stock.

(3)
Represents grants of time-vested restricted stock.

(4)
In the case of performance-based restricted stock, represents the value of such awards at the grant date based upon the target level of performance, which is consistent with the estimate of the aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.

(5)
Mr. Palmer will be entitled to the distribution of a pro-rata portion of the non-equity and equity incentive awards due to his impending retirement from the Company on March 31, 2014.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

  Annual Cash Incentives

        Grants of awards under our Executive Officer Annual Incentive Plan are disclosed in the Grants of Plan-Based Awards Table in the year they are granted. The value of the award is disclosed in the Summary Compensation Table in the year when the performance criteria under the plan are satisfied and the compensation earned. For example, the amount set forth in the Summary Compensation Table for 2013 represents the award made in the beginning of 2013 to be paid in early 2014 based on the performance during 2013. No awards were paid in early 2012 as a result of a limitation on incentive compensation in place in 2011. This limitation provided that, regardless of the extent to which any performance goals were met in any calendar year, no incentive compensation was to be provided to any executive for any year in which we did not pay dividends per share of common stock at least equal to the dividends per share paid in the preceding year. Ms. Delano and Mr. Palmer requested that their 2012 award be paid in the form of Empire common stock rather than cash. Mr. Palmer also requested his 2013 award be paid in the form of Empire common stock rather than cash.

  Performance-Based Restricted Stock

        Grants of awards of performance-based restricted stock and the grant date fair value (determined in accordance with FASB ASC Topic 718) of such awards are disclosed in the Grants of Plan-Based Awards Table in the year they are granted. The grant date fair value of such awards is also disclosed under Stock Awards in the

Summary Compensation Table in the year when the awards are made. The performance-based restricted share awards underlying the Stock Awards in the Summary Compensation Table for each Named Executive Officer are as follows:

	2011 Award	2012 Award	2013 Award
B.P. Beecher	1,100	5,100	10,500
L.A. Delano	N/A	800	3,400
K.S. Walters	900	1,000	3,500
R. F. Gatz	700	800	3,300
M.E. Palmer	800	900	2,000

  Time-Vested Restricted Stock

        Beginning in 2011, as discussed in the Compensation Discussion and Analysis above, stock option and dividend equivalent awards were replaced with time-vested restricted stock awards. Grants of awards of time-vested restricted stock and the full grant date fair value (determined in accordance with FASB ASC Topic 718) of such awards are disclosed in the Grants of Plan-Based Awards Table in the year they are granted. The grant date fair value of such awards is also disclosed under Stock Awards in the Summary Compensation Table in the year when the awards are made. No time-vested restricted shares were granted in 2012 due to the triggering during 2011 of the limitation on incentive compensation described in Note 1 to the "Summary Compensation Table". The time-vested restricted stock awards underlying the Stock Awards in the Summary Compensation Table for each Named Executive Officer are as follows:

	2011 Award	2012 Award	2013 Award
B.P. Beecher	1,100	0	8,600
L.A. Delano	N/A	0	2,800
K.S. Walters	800	0	2,900
R. F. Gatz	700	0	2,700
M.E. Palmer	700	0	1,600

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information with respect to the common stock that may be issued upon the exercise of options and other awards under our existing equity compensation plans as of December 31, 2013.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($) (j)
B.P. Beecher	3,500	0	0	22.770	02/02/2015	9,700	220,093	16,700	378,923
	3,600	0	0	22.230	02/01/2016
	8,400	0	0	23.805	01/31/2017
L.A. Delano(6)	N/A	0	0	N/A	N/A	2,800	63,532	4,200	95,298
K.S. Walters	5,600	0	0	23.805	01/31/2017	3,700	83,953	5,400	122,526
R. F. Gatz	3,000	0	0	22.770	02/02/2015	3,400	77,146	4,800	108,912
	3,100	0	0	22.230	02/01/2016
	6,100	0	0	23.805	01/31/2017
	5,400	0	0	21.915	01/30/2018
M.E. Palmer	3,400	0	0	22.770	02/02/2015	2,300	52,187	3,700	83,953
	3,500	0	0	22.230	02/01/2016
	6,600	0	0	23.805	01/31/2017

(1)
The vesting date for the exercisable options was (a) February 2, 2008, in the case of options with an expiration date of February 2, 2015, (b) February 1, 2009, in the case of options with an expiration date of February 1, 2016, (c) January 31, 2010, in the case of options with an expiration date of January 31, 2017, and (d) January 30, 2011, in the case of options with an expiration date of January 30, 2018.

(2)
Represents the number of shares attainable at fiscal year-end 2013 underlying the time-vested restricted stock granted in 2011 and 2013.

(3)
Represents the value, based on the stock price at December 31, 2013, of the time-vested restricted stock listed in column (g).

(4)
Represents the total number of shares attainable at the target level of performance for the 2011, 2012 and 2013 grants of performance-based restricted stock.

(5)
Represents the value, based on the stock price at December 31, 2013, of the performance-based restricted stock listed in column (i).

(6)
Ms. Delano was not eligible for equity awards prior to becoming an executive officer on August 1, 2011.

Option Exercises and Stock Vested

        The following table provides information with respect to the number and value of shares acquired during 2013 from the exercise of vested stock options, dividend equivalents and the vesting of performance-based stock awards.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting(1) (#) (d)	Value Realized on Vesting ($) (e)
B.P. Beecher	528	11,418	1,178	25,164
L.A. Delano(2)	N/A	N/A	N/A	N/A
K.S. Walters	347	7,504	799	17,068
R. F. Gatz	463	10,103	799	17,068
M.E. Palmer	362	7,828	813	17,367

(1)
Represents the vesting of the following awards granted in 2010: performance-based restricted stock and dividend equivalents.

(2)
Ms. Delano was not eligible for equity awards prior to becoming an executive officer on August 1, 2011.

Pension Benefits

        We maintain The Empire District Electric Company Employees' Retirement Plan ("Retirement Plan") covering substantially all of our employees. The Retirement Plan is a noncontributory, trusteed pension plan designed to meet the requirements of Section 401(a) of the Internal Revenue Code. Each covered employee is eligible for retirement at normal retirement age, with early retirement at a reduced benefit level permitted under certain conditions. We also maintain The Empire District Electric Company Supplemental Executive Retirement Plan ("SERP") which covers our officers who are participants in the Retirement Plan. We desire to provide a retirement benefit to our executive officers that is proportional, with respect to percentage of final average annual earnings, to the retirement benefit available to all other eligible employees. However the amount of average annual earnings that can be used to calculate retirement benefits under the Retirement Plan is restricted by Internal Revenue Code limitations. As explained below, the SERP is designed to restore retirement benefits an executive officer would otherwise lose due to such limitations. The SERP is not qualified under the Internal Revenue Code and benefits payable under the plan are paid out of our general funds.

        The following table sets forth, with respect to each Named Executive Officer, the actuarial present value at December 31, 2013 of accumulated benefits under the Retirement Plan and the SERP, the number of years of credited service and the payments made under such plans during 2013.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit(1) ($) (d)	Payments During Last Fiscal Year ($) (e)
B.P. Beecher	The Empire District Electric Company Employee's Retirement Plan	24.1	476,011	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	24.1	529,281	0
L.A. Delano	The Empire District Electric Company Employee's Retirement Plan	21.8	506,426	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	21.8	59,080	0
K.S. Walters	The Empire District Electric Company Employee's Retirement Plan	21.5	473,577	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	21.5	175,217	0
R.F. Gatz	The Empire District Electric Company Employee's Retirement Plan	12.8	517,175	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	12.8	145,320	0
M.E. Palmer(2)	The Empire District Electric Company Employee's Retirement Plan	27.6	831,156	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	27.6	289,145	0

(1)
Value represents Actuarial Present Value of age 65 monthly benefit. Assumed discount rate of 4.90%, no pre-retirement mortality or decrements, no collar adjustment and post-retirement mortality tables for males and females (projected on a static basis) required by the Pension Protection Act of 2006 and published by the Internal Revenue Service for funding valuations in 2013.

(2)
Mr. Palmer will retire from the Company on March 31, 2014.

        Normal retirement under the Retirement Plan is age 65, or, for individuals hired after December 31, 1996 and within 5 years of their 65th birthday, normal retirement will be the 5th anniversary of their hire date. Retirement benefits are calculated based on credited service, average annual earnings, and Social Security covered compensation. The formula used to determine normal retirement benefits is as follows:

  •
  1.2625% of average annual earnings up to Social Security covered compensation times years of credited service up to 35 years, plus

  •
  1.64125% of average annual earnings in excess of Social Security covered compensation times years of credited service up to 35 years, plus

  •
  1.64125% of average annual earnings times years of credited service in excess of 35 years up to a maximum of 5 additional years of covered service.

        Earnings include base salary, cash incentive amounts, the value of performance-based restricted stock and time-vested restricted stock on the award date, and dividend equivalents. The 2013 calculation of pension benefits was impacted by the triggering of the limitation on incentive compensation described above which reduced the level of pension-eligible incentive compensation that was considered in the benefit calculation. Average annual earnings is the average of annual earnings over the five consecutive years within the ten-year period prior to termination of employment which produces the highest average. Early retirement is available at age 55 with 5 years of eligibility service. The benefit is calculated in the same manner as the normal retirement benefit before applying early retirement reduction factors which reduce the normal retirement benefit by a certain percentage. For instance, the normal retirement benefit is reduced by 25% if an employee elects to retire at age 55. If an employee terminates employment after completing five years of vesting service (a plan year after age 18 in which the employee completes 1,000 hours of service), such employee is entitled to a benefit beginning at age 65. The benefit is calculated in the same manner as the normal retirement benefit. Forms of benefits include life only, and 25%, 33 1/3%, 50%, 66 2/3%, or 75% joint and survivor ("J&S") benefits. Election of the J&S benefit (only available to married participants) has the effect of reducing the employee's benefit. The reduction is dependent on the employee's age, the spouse's age, and the J&S benefit percentage elected.

        Executive officers whose accrued benefit under the Retirement Plan is reduced by the limits set forth in Section 401 or Section 415 of the Internal Revenue Code, or whose anticipated earnings for any year exceed $120,000, become a participant in the SERP. Generally, benefits payable under the SERP equal the difference between the benefit calculated under the Retirement Plan without regard to Internal Revenue Code limitations, and the benefit calculated under the Retirement Plan as limited by the Internal Revenue Code. Actuarial equivalencies are determined in accordance with the actuarial assumptions set forth in the Retirement Plan.

        Ms. Delano, Mr. Gatz, and Mr. Palmer are eligible for early retirement under the terms of the Retirement Plan and the SERP. The present value of Ms. Delano's, Mr. Gatz's, and Mr. Palmer's approximate early retirement benefit under the Retirement Plan, payable as a single life annuity and assuming retirement at December 31, 2013, is $679,799, $572,801, and $1,163,112, respectively. The present value of Ms. Delano's, Mr. Gatz's, and Mr. Palmer's approximate early retirement benefit under the SERP, payable as a single life annuity and assuming retirement at December 31, 2013, is $79,299, $160,949, and $404,638, respectively. These amounts are not included in the table above. Mr. Palmer will retire from the Company on March 31, 2014.

Securities Authorized For Issuance Under Equity Compensation Plans

        We have four equity compensation plans, all of which have been approved by stockholders, the 1996 Stock Incentive Plan, the 2006 Stock Incentive Plan, the Employee Stock Purchase Plan: (ESPP) and the Stock Unit Plan for Directors.

        The following table summarizes information about our equity compensation plans as of December 31, 2013:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights(1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by security holders	386,202	$23.27	451,331
Equity compensation plans not approved by security holders	—	—	—

TOTAL	386,202	$23.27	451,331

(1)
The weighted average exercise price of $23.27 relates to 32,700 options granted to executive officers in 2005 under the 1996 Stock Incentive Plan and 5,400, 64,200 and 10,200 options granted to executive officers in 2008, 2007 and 2006, respectively, under the 2006 Stock Incentive Plan. There is no exercise price for 94,400 performance-based stock awards and 24,900 time-vested restricted stock awards awarded under the 2006 Stock Incentive Plan or for 154,402 units awarded under the Stock Unit Plan for Directors.

(2)
Includes 127,774 shares available for issuance under the ESPP of which 60,413 shares are subject to purchase under the current purchase period.

Potential Payments upon Termination and Change in Control

        The Board of Directors adopted a Change In Control Severance Pay Plan ("Severance Plan") in 1991, amended most recently in 2008, that covers our executive officers as well as our other key employees who are not executive officers. The Severance Plan provides severance payments and other benefits upon involuntary or voluntary termination of employment after a Change In Control.

Change In Control

        A Change In Control will be deemed to have occurred if:

  1.
  A merger or consolidation of Empire with any other corporation is consummated, other than a merger or consolidation which would result in our voting securities held by such stockholders outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converting into voting securities of the surviving entity) more than 75% of the voting securities of Empire or such surviving entity outstanding immediately after such merger or consolidation;

  2.
  A sale, exchange or other disposition of all or substantially all the assets of Empire for the securities of another entity, cash or other property is consummated;

  3.
  Empire stockholders approve a plan of liquidation or dissolution of Empire;

  4.
  Any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of Empire or other than a corporation owned directly or indirectly by the stockholders of Empire in substantially the same proportions as their ownership of voting securities of Empire, is or becomes the beneficial owner, directly or indirectly, of voting securities of Empire representing at least 25% of the total voting power represented by such securities then outstanding; or

  5.
  Individuals who on January 1, 2001 constituted the Empire Board of Directors and any new director whose election by the Empire Board of Directors or nomination for election by Empire's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on January 1, 2001 or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

Involuntary Termination

        An involuntary termination is deemed to occur if (1) we terminate the employment of the executive officer or key employee within two years after a Change In Control other than for certain reasons (such as specified acts of willful misconduct, felony convictions or failure to perform duties) or (2) the executive officer or key employee terminates the employment within two years after a Change In Control and within 180 days after a material reduction or material change in responsibilities or authority, reassignment to another geographic location, or a reduction in base salary or incentive compensation or other benefits. Should an involuntary termination occur, an executive officer would be eligible under the Severance Plan for a payment equal to 36 months of compensation. This compensation is based on the executive officer's annual base salary in effect immediately prior to the date of termination plus the average of annual awards of incentive compensation made to the executive in the form of cash or restricted stock in the three calendar years immediately preceding the calendar year of the involuntary termination. Payments pursuant to an involuntary termination of employment are made in the form of a lump sum within 30 days following termination.

Voluntary Termination

        A voluntary termination is deemed to occur if the executive officer or key employee elects to terminate his or her employment between the first anniversary date of a Change In Control and the date that is 18 months after the Change In Control. In the case of a voluntary termination, the executive officer or key employee would be eligible for the same compensation as if it were an involuntary termination, with payment made in the form of a lump sum within 30 days following termination. In the event such executive officer becomes re-employed, including certain forms of self-employment, within the 36 month period following a voluntary termination, the executive officer is required to repay a pro-rata portion of the lump sum received under the Severance Plan to the Company.

        Estimated lump-sum severance payments and other benefits payable to named executive officers in the event of a Change In Control based on involuntary termination are as follows:

Name	Severance Benefit ($)	Annual Incentive Bonus(1) ($)	Restricted Stock ($)	Benefits Continuation ($)	Excise Tax and Related Gross-Up ($)	Retirement Enhancement ($)	Total Change in Control Benefit ($)
B.P. Beecher	1,769,189	402,405	206,825	51,343	1,807,297	574,812	4,811,871
L.A. Delano	895,346	181,604	54,099	14,299	1,424,191	890,684	3,460,223
K.S. Walters	1,040,189	170,092	58,648	26,647	891,892	238,689	2,426,157
R.F. Gatz	947,702	142,750	52,923	14,299	937,204	392,055	2,486,933
M.E. Palmer	911,740	115,487	38,208	51,343	802,511	269,065	2,188,354

(1)
Represents cash incentive awards under the AIP that were earned by the NEO prior to the assumed involuntary termination date, but not paid.

        The amounts in the above table assume that the Change In Control and the involuntary termination occurred on December 31, 2013, and the price of our common stock was the closing market price on December 31, 2013. In order to receive Change in Control benefit payments outlined above, an executive officer is not required to satisfy any additional condition or obligation.

        Executive officers or key employees are eligible for continuation (under similar cost sharing arrangements as immediately prior to a Change In Control) of benefits and service credit for benefits they would have received had they remained an employee of Empire (in the case of involuntary termination of an executive officer, a period of 36 months or, in the case of a voluntary termination, for the period during which the executive officer is entitled to receive the other severance benefits). Benefits include medical, life and accidental death and dismemberment insurance. Executive officers or key employees accumulate additional age and service credits as a result of a Change In Control equal to the period corresponding to the multiple used to calculate the severance benefit (e.g., 36 months in the case of an executive officer). Such executive officers or key employees are eligible to receive an enhanced retirement benefit equal to the difference between the retirement benefit they would receive (including Retirement Plan and SERP benefits) had they not received additional age and service credits and the retirement benefit they would receive when such additional age and service credits are included.

        All stock options granted become immediately exercisable in full and all time-vested restricted stock and performance-based restricted stock granted becomes immediately payable in full upon an involuntary or voluntary termination following a Change In Control. If any payments to qualifying individuals are subject to the excise tax on "excess parachute payments" under Section 4999 of the Internal Revenue Code, such qualifying individual(s) will receive an additional gross-up amount designed to place them in the same after-tax position as if the excise tax had not been imposed.

 Director Compensation

        Our non-employee Directors received the following aggregate amounts of compensation during the year ended December 31, 2013.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(1) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($)(2) (g)	Total ($) (h)
K.R. Allen	65,000	55,000	0	0	0	18,749	138,749
W.L. Gipson	65,000	55,000	0	0	0	6,824	126,824
R.C. Hartley	74,500	55,000	0	0	0	33,765	163,265
D.R. Laney	176,500	55,000	0	0	0	13,215	244,715
B.C. Lind	72,500	55,000	0	0	0	12,624	140,124
B.T. Mueller	75,000	55,000	0	0	0	24,718	154,718
T.M. Ohlmacher(3)	72,500	55,000	0	0	0	6,847	134,347
P.R. Portney	72,500	55,000	0	0	0	7,565	135,065
H.J. Schmidt	67,000	55,000	0	0	0	7,995	129,995
C.J. Sullivan(4)	65,000	55,000	0	0	0	8,351	128,351

(1)
Represents the annual award accrued to each Director under the Stock Unit Plan for Directors.

(2)
Represents dividends paid on accrued stock units earned under the Stock Unit Plan for Directors and interest on fees accumulated quarterly for Mr. Ohlmacher and Mr. Sullivan.

(3)
Mr. Ohlmacher has elected to receive 100% of his Director compensation in Empire common stock under the 2006 Stock Incentive Plan effective November 1, 2013. Of the $72,500 listed in column (b), $12,083.33 was paid in the form of common stock. He receives prime rate interest on his earned fees until the shares of common stock are issued quarterly. He earned $49.50 in interest in 2013 which is included in column (g).

(4)
Mr. Sullivan has elected to receive 100% of his Director compensation in Empire common stock under the 2006 Stock Incentive Plan. The entire amount of $65,000 listed in column (b) was paid in the form of common stock. He receives prime rate interest on his earned fees until the shares of common stock are issued quarterly. He earned $356 in interest in 2013 which is included in column (g).

        An analysis of the fees and retainers earned by the non-employee Directors in 2013 is provided in the following table:

Name (a)	Annual Retainer ($)(b)	Chairman and Committee Chair Fees ($) (c)	Director Training Fees ($) (d)	Annual Award of Stock Units ($) (e)	All Other Compensation ($) (f)	Total ($) (g)
K.R. Allen	65,000	0	0	55,000	18,749	138,749
W.L. Gipson	65,000	0	0	55,000	6,824	126,824
R.C. Hartley	65,000	7,500	2,000	55,000	33,765	163,265
D.R. Laney	65,000	107,500	4,000	55,000	13,215	244,715
B.C. Lind	65,000	7,500	0	55,000	12,624	140,124
B.T. Mueller	65,000	10,000	0	55,000	24,718	154,718
T.M. Ohlmacher	65,000	7,500	0	55,000	6,847	134,347
P.R. Portney	65,000	7,500	0	55,000	7,565	135,065
H.J. Schmidt	65,000	0	2,000	55,000	7,995	129,995
C.J. Sullivan	65,000	0	0	55,000	8,351	128,351

Narrative to Director Compensation Table

        For 2013, each Director who was not an officer or full-time employee of Empire was paid a monthly retainer for his or her services as a Director at a rate of $65,000 per annum. The Chairman of each Committee received an additional annual retainer of $7,500 ($10,000 for the Chairman of the Audit Committee). The Chairman of the Board received an additional annual retainer of $100,000. One-twelfth of the annual retainers for the Directors, the Committee Chairman, and the Chairman of the Board are paid each month that the Director serves in that position. In addition, each non-employee Director is paid a $1,000 per day fee in the event an individual Committee or the Board meets more than 10 times per year and a $1,000 per day stipend for outside training.

        Our 2006 Stock Incentive Plan permits (and our 2015 Stock Incentive Plan, if approved, will permit) our Directors to receive shares of common stock in lieu of all or a portion of any cash payment for services rendered as a Director. In addition, a Director may defer all or part of any compensation payable for his or her services under the terms of our Deferred Compensation Plan for Directors. Amounts so deferred are credited to an account for the benefit of the Director and accrue an interest equivalent at a rate equal to the prime rate. A Director is entitled to receive all amounts deferred in a number of annual installments following retirement, as elected by him or her.

        In addition to the cash retainer and fees for non-employee Directors, we maintain a Stock Unit Plan for non-employee Directors, which we refer to as the Stock Unit Plan, to provide Directors the opportunity to accumulate compensation in the form of common stock units. When implemented in 1998, the Stock Unit Plan provided Directors the opportunity to convert cash retirement benefits earned under our prior cash retirement plan for Directors into common stock units. All eligible Directors who had benefits under the prior cash retirement plan converted their cash retirement benefits to common stock units. Each common stock unit earns dividends in the form of common stock units and can be redeemed for one share of common stock upon retirement or death of the Director, or on a date elected in advance by the Director with respect to awards made on or after January 1, 2006. The number of units granted annually is calculated by dividing the annual contribution rate, which is either the annual retainer fee or such other amount as is established by the Compensation Committee of the Board of Directors, by the fair-market value of our common stock on January 1 of the year the units are granted. The annual contribution rate for 2013 was $55,000. Common stock unit dividends are computed based on the fair market value of our common stock on the dividend's record date. During 2013, 22,908 units were converted to common stock by retired and current Directors, 27,255 units were granted for services provided in 2013 (based on an annual contribution rate of $55,000), and 6,998 units were granted pursuant to the provisions of the plan providing for the reinvestment of dividends on stock units in additional stock units.

        In accordance with Empire's Corporate Governance Guidelines, Empire encourages Directors to attend education programs relating to the responsibilities of directors of public companies. The expenses for the Directors to attend these courses are paid by Empire. Empire reimburses Directors for expenses incurred in connection with their position as a Director including the reimbursement of expenses for transportation. Empire maintains $250,000 of business travel accident insurance for non-employee Directors while traveling on Empire business.

5. TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

        There were no reportable transactions with related persons during 2013.

Review, Approval or Ratification of Transactions with Related Persons

        Our Nominating/Corporate Governance Committee has adopted a written Policy and Procedures with Respect to Related Person Transactions (the "Policy"). The Policy is available on our website at www.empiredistrict.com. The Policy provides that any proposed Related Person Transaction be submitted to the Nominating/Corporate Governance Committee for consideration. In determining whether or not to approve the transaction, the Policy provides that the Committee shall consider all of the relevant facts and circumstances available to the Committee, including (if applicable) but not limited to: the benefits to us; the impact on a Director's independence; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Policy provides that the Committee will approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of Empire and its stockholders, as the Committee determines in good faith.

        For purposes of the Policy, a "Related Person Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Empire (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $25,000, and in which any Related Person had, has or will have a direct or indirect material interest.

        For purposes of the Policy, a "Related Person" means:

  1.
  any person who is, or at any time since the beginning of our last fiscal year was, a Director or executive officer or a nominee to become a Director of Empire;

  2.
  any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; and

  3.
  any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such Director, executive officer, nominee or more than 5% beneficial owner.

        The policy specifically provides that transactions involving the rendering of services by us (in our capacity as a public utility) to a Related Person at rates or charges fixed in conformity with law or governmental authority will not be considered Related Person Transactions.

6. OTHER MATTERS

Audit Committee Report

        The Audit Committee reviews Empire's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements to be included in the 2013 Annual Report on Form 10-K with Empire's management and the Independent Registered Public Accounting Firm ("Independent Auditors"). Management is responsible for the financial statements and the reporting process, as well as maintaining effective internal control over financial reporting and assessing such effectiveness. The Independent Auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on whether Empire maintained effective internal control over financial reporting.

        The Audit Committee has discussed with the Independent Auditors the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the Independent Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Independent Auditors' communications with the Audit Committee concerning independence, and has discussed with the Independent Auditors, the auditor's independence. The Audit Committee has considered whether the services provided by the Independent Auditors in 2013, described in this proxy statement, are compatible with maintaining the auditor's independence and has concluded that the auditor's independence has not been impaired by its engagement to perform these services.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Empire's Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

B. Thomas Mueller, Chairman
Kenneth R. Allen
Ross C. Hartley
Bonnie C. Lind

Fees Billed by Our Independent Registered Public Accounting Firm During Each of the Fiscal Years Ended December 31, 2013 and December 31, 2012

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting for the purpose of answering questions which any stockholder may wish to ask, and such representatives will have an opportunity to make a statement at the meeting.

Audit Fees

        The aggregate fees billed by our Independent Auditors for professional services rendered in connection with the audit of our financial statements included in our Annual Report on Form 10-K, the audit of our internal control over financial reporting, the review of our interim financial statements included in our Quarterly Reports on Form 10-Q, as well as services provided in connection with certain of our equity and debt offerings, totaled $753,000 for the year ended December 31, 2013, as compared to $929,275 for the year ended December 31, 2012.

Audit-Related Fees

        The aggregate fees billed by our Independent Auditors for audit-related services during the years ended December 31, 2013 and 2012 totaled $23,500 and $690,000, respectively, related to services provided by PwC in connection with accounting consultations in 2013 and 2012 and a planned information system implementation in 2012.

Tax Fees

        There were no fees billed by our Independent Auditors for tax services during each of the years ended December 31, 2013 and 2012.

All Other Fees

        No other fees were billed by our Independent Auditors during the years ended December 31, 2013 and 2012.

Audit Committee Pre-Approval Policies and Procedures

        All auditing services and non-audit services provided to us by our Independent Auditors must be pre-approved by the Audit Committee (other than the de minimis exceptions provided by the Exchange Act). All of the Audit, Audit-Related, Tax Fees and All Other Fees shown above for 2013 and 2012 satisfied these Audit Committee procedures.

Communications with the Board of Directors

        The Board of Directors provides a process for interested parties (including security holders) to send communications to the Board, including those communications intended for non-management or independent Directors. These procedures may be found on our website at www.empiredistrict.com.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our Directors and executive officers to file reports of changes in ownership of our equity securities with the SEC and the NYSE. SEC regulations require that Directors and executive officers furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2013, all our executive officers and Directors complied with applicable Section 16(a) filing requirements.

Other Business

        At the date of this proxy statement, the Board of Directors has no knowledge of any business other than that described herein which will be presented for consideration at the meeting. In the event any other business is presented at the meeting, the persons named in the enclosed proxy will vote such proxy thereon in accordance with their judgment in the best interests of Empire and its stockholders.

7. STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

        The 2015 Annual Meeting is tentatively scheduled to be held on April 30, 2015. Specific proposals of stockholders intended to be presented at that meeting (1) must comply with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and our Articles of Incorporation, and (2) if intended to be included in our proxy materials for the 2015 Annual Meeting, must be received at Empire's principal office not later than November 19, 2014. If the date of the 2015 Annual Meeting is changed by more than 30 days from April 30, 2015, stockholders will be advised of such change and of the new date for submission of proposals. If a stockholder intends to submit a proposal that is not to be included in our proxy materials for the 2015 Annual Meeting, the stockholder must give us notice of not less than 35 days and no more than 50 days before the date of the 2015 Annual Meeting in accordance with the requirements set forth in our Articles of Incorporation.

8. HOUSEHOLDING

        Pursuant to the SEC rules regarding delivery of proxy statements, annual reports or Notice of Internet availability of proxy materials to stockholders sharing the same address, we may deliver a single proxy statement, annual report or Notice of Internet availability of proxy materials to an address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings for us. In order to take advantage of this opportunity, we may have delivered only one proxy statement, annual report or Notice of Internet availability of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement, annual report or Notice of Internet availability of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of a proxy statement, annual report or Notice of Internet availability of proxy materials, either now or in the future, send your request in writing to us at the following address: Investor Relations Department, The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801.

        If you are currently a stockholder sharing an address with another stockholder and wish to have your future proxy statements and annual reports householded (i.e., receive only one copy of each document for your household), please contact us at the above address.

9. ELECTRONIC PROXY VOTING

        Registered stockholders can vote their shares via (1) a toll-free telephone call from the U.S. or Canada; (2) the Internet; or (3) by mailing their signed proxy card. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered stockholder interested in voting via telephone or the Internet are set forth on the enclosed proxy card.

10. INTERNET AVAILABILITY OF PROXY MATERIALS

        This year, we are once again pleased to be using the new U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet. They may also request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice.

        The proxy statement and 2013 Annual Report are available online at www.ematerials.com/ede.    Please have the 11-digit control number and the last 4 digits of your Social Security Number or Tax Identification Number available in order to vote your proxy. The 11-digit control number is located in the box in the upper right hand corner on the front of the proxy card and the Important Notice Regarding the Availability of Proxy Materials.

11. DIRECTIONS TO THE ANNUAL MEETING

        Directions to the Annual Meeting being held at the Holiday Inn, 3615 South Range Line, Joplin, Missouri, are as follows:

  To Joplin from the West: Take I-44 East to Exit 8. Turn left onto I-49 BUS N/S Range Line Road for about 0.4 miles. Turn right onto Hammons Boulevard. The Holiday Inn will be on the right.

  To Joplin from the North: From MO-171, turn South onto S. Madison Street. Travel 1.2 miles. Continue on Range Line Road for 5 miles. Turn left onto Hammons Boulevard, just before the I-44 intersection. The Holiday Inn will be on the right.

  To Joplin from the East: Take I-44 West to Exit 8. Make right onto I-49 BUS N/S Range Line Road and turn right onto Hammons Boulevard. The Holiday Inn will be on the right.

Dated: March 19, 2014

        It is important that proxies be returned promptly. Therefore, stockholders are urged to either vote the proxy through the Internet or by telephone or sign, date and return the proxy in the envelope provided, to which no postage need be affixed if mailed in the united states. A stockholder who plans to attend the meeting in person may withdraw the proxy and vote at the meeting.

APPENDIX A

THE EMPIRE DISTRICT ELECTRIC COMPANY

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose of the Plan

        The Empire District Electric Company Employee Stock Purchase Plan (the "Plan") is intended and devised to provide a suitable means by which eligible employees ("Employees") of The Empire District Electric Company (the "Company") and any approved controlled corporations ("Subsidiary Companies") may accumulate, through voluntary, systematic payroll deductions (and interest thereon as and to the extent provided for herein), amounts regularly credited to their Stock Purchase Accounts and once every twelve (12) months have such credited amounts applied to the purchase of newly issued shares of the Common Stock of the Company (the "Stock") pursuant to the offerings which the Company is hereby making. The Plan, therefore, provides Employees with opportunities to acquire proprietary interests in the Company, and it will also provide them with additional incentives to continue their employment and promote the best interests of the Company.

Section 2. Effective Date and Term of the Plan

        The Plan was adopted by the Board of Directors of the Company on October 24, 1969, and the Plan became effective June 1, 1970.The Plan will continue in effect until terminated by the Company in accordance with Section 25 of the Plan.

Section 3. Number of Shares Reserved Under the Plan

        Two million, four hundred twelve thousand, one hundred seventy-five (2,412,175) is the maximum number of shares of the Stock which may be issued and sold under the Plan.

Section 4. Eligible Employees

        All regular full-time employees (including officers), and all employees whose customary employment is for more than five months in any calendar Year or 20 hours per week, of the Company or a Subsidiary Company are eligible to participate in the Plan.

Section 5. Entry Into, and Participation in, the Plan

        An Employee may enter into the Plan only as of the beginning of a Purchase Period. If an individual becomes an Employee after the commencement of a Purchase Period, he may not enter into the Plan until the beginning of the next Purchase Period. A copy of the Plan will be furnished to each Employee prior to the Date of Grant of the first Purchase Period during which he is eligible to participate. To enter into the Plan an Employee must give notice as provided for in Section 8 of the Plan to the Human Resources Department of the Company or such other person as designated by the Company, on a form which the Company shall furnish to him, a contingent subscription for Stock and authorization for payroll deductions to effect the purchase of Stock (hereinafter called a "Participation Election"). In his Participation Election an Employee must:

            (i)  authorize payroll deductions in a full dollar amount within the limits prescribed in Sections 8 and 9 of the Plan and specify the number of dollars per pay period to be deducted regularly from his compensation,

           (ii)  elect and authorize the purchase in each Purchase Period of shares of Stock by him on the Exercise Date specified in Section 7 which falls at or near the close of each Purchase Period, not to exceed the number of shares purchasable at a price equal to 90% of the closing price of the Stock on the New York Stock Exchange on the Date of Grant of the Purchase Period with the aggregate amount of payroll deductions authorized for the Purchase Period and interest thereon, and

          (iii)  furnish the exact name or names and address or addresses in which shares of Stock purchased by him through the Plan are to be issued, and

          (iv)  agree to notify the Human Resources Department of the Company if he should dispose of Stock purchased through the Plan.

        Shares of Stock purchased under the Plan may be issued in the Employee's name or, if so designated by the Employee, jointly in his name and the name of another person, with right of survivorship.

        Participation in the Plan is entirely voluntary, and a participating Employee may withdraw from participation as provided in Section 16 of the Plan during any Purchase Period at any time prior to the Exercise Date of such Purchase Period.

        Nothing in the Plan shall confer upon any Employee any right to continue in employment or interfere in any way with the right of the Company or any other Employer-corporation to terminate his employment at any time.

Section 6. Purchase Periods and Offerings

        A twelve-month period shall be a Purchase Period, during which installment payments shall be made through payroll deductions, commencing with the beginning date of each June 1 (hereinafter called the "Date of Grant") and extending through the ending date of May 31 (hereinafter called the "Closing Date"):

        If any Date of Grant shall become a holiday or half-holiday in the State of New York, the next succeeding day which is not such a holiday or half-holiday shall be the Date of Grant. Each Purchase Period shall include all pay periods ending within it. During each Purchase Period participating Employees are to accumulate credits through payroll deductions to be made at the close of each pay period for the purchase of shares of Stock under the Plan. Any interest to which an Employee may be entitled under the Plan for participation during a Purchase Period will be credited on the Exercise Date (specified in Section 7 of the Plan) for the Purchase Period or, in the event his employment shall terminate prior to the Exercise Date, on the date of the termination of his employment. With respect to each Purchase Period the Company is hereby making a separate offer to sell (or granting a separate option to buy) to participating Employees the number of shares (subject to the provisions of Sections 3, 5, 11 and 12 of the Plan) which shall be purchasable through the application of amounts credited to such Employee's Stock Purchase Accounts at the purchase price per share determined on the Exercise Date which falls within the Purchase Period (such number of shares to be subject to reduction in the event of a pro rata apportionment provided for in Section 22).

Section 7. Purchase Price and Exercise Date

        In each Purchase Period there shall be a date called the "Exercise Date", which shall be the closing date of the Purchase Period. If any Closing Date is or shall become a holiday or half-holiday in the State of New York, the day next preceding such date which is not such a holiday or half-holiday shall be the Exercise Date.

        The purchase price per share of Stock to be purchased pursuant to any of the offerings herein provided for shall be not less than $1 the present par value per share of the Stock, or not less than any future par value thereof. Subject to such minimum price and the provisions of Section 12 of the Plan the purchase price per share of Stock to be purchased on an Exercise Date through the application of amounts credited during the Purchase Period in which falls the Exercise Date to the Stock Purchase Accounts of participating Employees shall be the lesser of

          (A)  an amount equal to 90% of the fair market value of the Stock at the time such option is granted or

          (B)  an amount which under the terms of the option may not be less than 90% of the fair market value of the Stock at the time such option is exercised.

        The fair market value of the Stock at the time specified in clause (A) above shall be determined by using the closing price of the Stock on the New York Stock Exchange on the Date of Grant; and the fair market value of the Stock at the time specified in clause (B) above shall be determined by using the closing price of the Stock on the New York Stock Exchange on the Date of Exercise.

        Any Date of Grant or Exercise Date is subject to change for a holiday or half-holiday as provided in Section 6 and this Section 7 and for the unavailability of a closing price on the New York Stock Exchange as provided in Section 11.

Section 8. Payroll Deductions—Authorization and Amount

        Employees shall deliver (or cause to be delivered) to the Human Resources Department of the Company their Participation Elections within seven days following the Date of Grant of the first Purchase Period during which they wish to participate in the Plan.

        The full dollar amounts which Employees shall authorize in their Participation Elections may not be less than 2% nor in excess of 20% of their base pay determined as of the date by which their Participation Elections must be received (subject to the limitations of Section 9 of the Plan).

        The base pay of an Employee shall mean the gross amount of his pay determined on the basis of his regular, straight-time hourly, weekly or monthly rate for the number of hours normally worked exclusive of overtime, shift premiums or other compensation; provided, however, that in the case of an Employee whose compensation consists of salary, sales commissions and sales bonuses, his base pay shall also include his average sales commissions and sales bonuses received during the twelve-month period ended one month prior to the Date of Grant of each Purchase Period during which he participates in the Plan.

        By delivering at least ten days prior to the close of a pay period to the Human Resources Department of the Company a Revision of Authorization, a participating Employee may change, subject to the limitations of this Section 8 and Section 9 of the Plan, once during a Purchase Period the amount to be deducted from his pay during the next and following pay periods in such Purchase Period.

        A participating Employee's authorization for payroll deductions will remain in effect for the duration of the Purchase Period unless suspended pursuant to the provisions of Section 11 or 15 of the Plan, unless his election to purchase Stock shall have been terminated pursuant to the provisions of Section 13 of the Plan, unless the amount of the deduction is changed as provided in this Section 8 of the Plan or unless the Employee withdraws or is considered to have withdrawn from the Plan under Sections 15, 16 or 17 thereof.

        All amounts credited to the Stock Purchase Accounts of participating Employees shall be held in the general funds of the Company but shall be used from time to time in accordance with the provisions of the Plan.

Section 9. Limitations on the Granting of Options to a Participating Employee and on the Amount of Stock Which a Participating Employee May Purchase

        Anything in the Plan to the contrary notwithstanding, no participating Employee may be granted an option which permits his rights to purchase Stock under all such plans of his Employer-corporation and its parent and subsidiary companies (if any) to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of this Section 9:

            (i)  the right to purchase Stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year;

           (ii)  the right to purchase Stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such Stock (determined at the time such option is granted) for any one calendar year; and

          (iii)  a right to purchase Stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

        No participating Employee may be granted an option hereunder if such Employee, immediately after the option is granted, owns stock possessing five per cent or more of the total combined voting power or value of all classes of stock of the Employer-corporation or of its parent or subsidiary company. For the purposes of this paragraph a participating Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; for the purposes of this paragraph stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries; and for the purposes of this paragraph stock which the participating Employee may purchase under outstanding options shall be treated as stock owned by the participating Employee.

Section 10. Employees' Stock Purchase Accounts—Interest and Statements

        The amounts deducted from the pay of each participating Employee shall be credited to his individual Stock Purchase Account.

        Interest on all amounts deducted as aforesaid at the rate of five per cent (5%) per annum shall be credited to participating Employees' accounts on the Exercise Date of each Purchase Period except in the event of the termination under Section 13 of the Plan of his election to purchase Stock or except on cash drawn as provided for in Section 14 of the Plan or except in the event of a withdrawal from the Plan as provided for in Section 16 of the Plan or except to the extent provided for in Section 17 of the Plan in the event of a termination of participation rights; and for the purpose of computing interest Employees' installment payments (effected through payroll deductions) made during a month are to be credited to their Stock Purchase Accounts as of the first of the month, and interest shall be computed on the average monthly balances during a Purchase Period.

        Employees participating in the Plan may not make direct cash payments to their Stock Purchase Accounts.

        Following the close of each Purchase Period the Company will furnish to each participating Employee an Account Statement of his individual Stock Purchase Account.

Section 11. Issuance and Purchase of Stock

        Shares of Stock may be purchased by participating Employees only on one date in each Purchase Period, such date being the Exercise Date; and the right which the Company grants to participating Employees to purchase Stock in a Purchase Period may be exercised only on the Exercise Date, and their elections to purchase Stock shall not become irrevocable until the close of business on the day prior to the Exercise Date. No fractional shares of Stock may be purchased hereunder. The purchase price per share shall be determined as set forth in Section 7 of the Plan; but if there shall be no closing market price per share of the Stock on the New York Stock Exchange on any Date of Grant or Exercise Date, the next preceding day on which such a price shall be available shall be substituted for the Date of Grant or Exercise Date on which there is no such closing market price.

        A participating Employee who purchases Stock pursuant to an offering under the Plan shall purchase as many full shares as may be elected in the Employee's Participation Election, subject to the limitations set forth in the provisions of Sections 8, 9, 12 and 22 of the Plan provided that in no event may shares be purchased other than by application of the balance in his Stock Purchase Account on the Exercise Date and that in no event may a participating Employee purchase a greater number of shares than would be purchasable at the purchase price determined in accordance with Section 7 of the Plan through the application of the balance in his Stock Purchase Account on the Exercise Date of the Purchase Period to which the offering relates. Any balance remaining in such a participating Employee's Stock Purchase Account on a Closing Date shall be refunded to the Employee as soon as practicable thereafter.

        Shares of Stock so purchased shall be delivered to the Employee through stock certificates or electronic delivery as soon as practicable.

        All rights as an owner of shares of Stock purchased under the Plan shall accrue to the participating Employee who purchased the shares effective as of the Exercise Date on which amounts credited to his Stock Purchase Account were applied to the purchase of the shares; and such Employee shall not have any rights as a stockholder prior to such Exercise Date by reason of his having elected to purchase such shares.

Section 12. Changes in Stock

        In the event of a subdivision or combination of the shares of the Stock the Board of Directors of the Company shall proportionately increase or decrease the maximum number of shares which may be issued thereafter and sold under the Plan and the number of shares under elections to purchase; and in such event it shall appropriately adjust the terms relating to the price at which shares of Stock under elections to purchase shall be sold. In the event of a reclassification or other change of the shares of the Stock the Board of Directors of the Company shall make appropriate adjustments. In any of the aforesaid events the Board of Directors of the Company may take such further action as in its opinion shall be necessary or appropriate.

Section 13. Assignment of Plan Rights or of Purchased Stock

        An Employee must advise promptly the Human Resources Department of the Company if a disposition shall be made of any shares of Stock purchased by him under the Plan.

        A participating Employee's privilege to purchase Stock under the Plan can be exercised only by his acting in his own behalf; and he cannot purchase Stock for someone else, although he may designate in accordance with the provisions of Section 5 of the Plan that shares of Stock purchased by him be issued in the joint names of himself and the name of another person.

        An Employee participating in the Plan may not sell, transfer, pledge or assign to any other person any interest, privilege or right under the Plan or in any amounts credited to his Stock Purchase Account; and if this provision shall be violated, his election to purchase Stock shall terminate, and the only right remaining thereunder will be to have paid to the person entitled thereto the amount (exclusive of interest) credited to the Employee's Stock Purchase Account.

Section 14. Privilege to Withdraw Cash

        By delivering to the Human Resources Department of the Company a notice on a form which the Company will provide (the "Cash Withdrawal Notice") a participating Employee may withdraw at any time during a Purchase Period prior to the Exercise Date which falls within the Purchase Period all or any part of the amount standing to his credit in his Stock Purchase Account; but he may make such a withdrawal only once during a Purchase Period without withdrawing from participation in the Plan for the Purchase Period; and in the event of such a cash withdrawal he will receive no interest on the amount withdrawn from his Stock Purchase Account during the Purchase Period.

Section 15. Suspension of Deductions

        Not only shall a participating Employee's payroll deductions under the Plan be changed as provided for in the fourth paragraph of Section 8 but also they shall be suspended if on account of a leave of absence, layoff, reduction in pay or other reasons a participating Employee does not have sufficient pay in any payroll period to permit his payroll deductions authorized under the Plan to be made in full. The suspension will last until the participating Employee again has sufficient pay to permit such elected payroll deductions to be made in following payroll periods; but if the suspension shall not have been removed by the Closing Date of the Purchase Period (shown in Section 6 of the Plan) in which it began, the participating Employee will be considered to have withdrawn from the Plan as provided for in Section 16 of the Plan.

Section 16. Privilege to Withdraw From, and Re-Join, the Plan

        During any Purchase Period a participating Employee may withdraw from the Plan at any time prior to the Exercise Date in the Purchase Period; and subject to, and in accordance with, the provisions of Section 5 and 8 of the Plan he may re-enter the Plan at the beginning of any Purchase Period subsequent to the Purchase Period in which he withdrew. Withdrawal of a participating Employee shall be effected by notification prior to such Exercise Date to the Human Resources Department of the Company on a form which the Company shall provide for this purpose ("Notice of Withdrawal"). In the event a participating Employee shall withdraw from the Plan all amounts credited to his Stock Purchase Account (exclusive of interest) not already actually used for the purchase of Stock or unconditionally committed thereto will be returned to him without interest as soon as practicable after his Notice of Withdrawal shall have been received.

Section 17. Termination of Employee's Participation Rights

        A participating Employee's right to continue participation in the Plan will terminate:

            (i)  upon the Company's discontinuance of the Plan,

           (ii)  upon his Employer-corporation's ceasing to be a Subsidiary Company or subsidiary company,

          (iii)  upon his Employer-corporation's withdrawing, or being withdrawn by the Company, from the Plan pursuant to Section 19 hereof,

          (iv)  upon his transfer to an employer which is not an Employer-corporation or to non-eligible employment, or

           (v)  upon his death or release for any reason other than resignation or discharge.

        Upon termination of an Employee's right to continue participation on account of the occurrence of any of the foregoing contingencies, all amounts credited to the participating Employee's Stock Purchase Account not already used or unconditionally committed for the purchase of Stock will be repaid as soon as practicable with interest as provided for in Section 10 of the Plan.

        A participating Employee's right to continue participation in the Plan will also terminate upon his resignation or discharge, upon the termination of his election to purchase Stock pursuant to the provisions of Section 13 of the Plan or upon the termination of his employment for any reason other than those previously enumerated in this Section 17; and upon the termination of such rights for any of the reasons described in this paragraph all amounts credited to a participating Employee's Stock Purchase Account (exclusive of interest) not already used for the purchase of Stock or unconditionally committed thereto will be repaid without interest.

        A Notice of Withdrawal will be considered as having been received by the Human Resources Department of the Company from the Employee on the date his employment ceases.

        If an Employee's payroll deductions shall be interrupted by any legal process, a Notice of Withdrawal will be considered as having been received from him on the day the interruption shall occur.

Section 18. No Repurchase of Stock by the Company

        Neither the Company nor any Subsidiary Company shall purchase from any Employee shares of Stock he shall have acquired under the Plan or lend directly or indirectly money to any Employee for the purpose of assisting such Employee to retain any shares of Stock he shall have so acquired.

Section 19. Subsidiary Companies and Employer-corporations

        Any subsidiary company approved by the Board of Directors of the Company (any such subsidiary company being herein called a "Subsidiary Company") may participate as an Employer-corporation in the Plan. Any Subsidiary Company may withdraw by action of its Board of Directors from participation in the Plan as an Employer-corporation upon notice to the Treasurer of the Company; and the Company by action of its Board of Directors may withdraw any Subsidiary Company upon notice to the Treasurer of the Company and to the Treasurer of the Subsidiary Company. Any such withdrawal shall automatically effect the termination of the Plan in so far as it relates to such withdrawing or withdrawn Subsidiary Company and its employees.

Section 20. Transfer of Employment

        A transfer of employment from one Employer-corporation to another shall not constitute a termination of employment; and any participating Employee who shall be so transferred shall retain his right to participate in the Plan.

Section 21. Administration of the Plan

        The Treasurer of the Company or such other person as designated by the Company shall administer the Plan; and he shall be responsible to make such rulings or interpretations as shall be necessary or in his judgment advisable in its operation. His interpretations of the provisions of the offerings provided for hereunder shall be final.

        The Company and any Subsidiary Company or Subsidiary Companies will bear all administrative expenses of the Plan.

Section 22. Apportionment of Stock

        If at any time shares of Stock authorized for the purposes of the Plan shall not be available in sufficient number to meet all unfilled purchase requirements, the Board of Directors of the Company shall apportion the remaining available shares among participating Employees on a pro rata basis. In no case shall any apportionment of shares be made with respect to a participating Employee's election to purchase unless such election is then in effect (subject only to any suspension provided for in the Plan) for the full number of shares originally elected by the participating Employee in his Participation Election. The Human Resources Department of the Company shall give notice of any such apportionment and of the method of apportionment used to each participating Employee to whom shares shall have been apportioned.

Section 23. Government Regulations

        The Plan and the obligation of the Company to issue, sell and deliver Stock under the Plan are subject to all applicable laws and to all applicable rules, regulations and approvals of government agencies.

Section 24. Definitions

        Whenever used herein, unless the context otherwise requires, the following terms shall have the meanings set forth below:

          (a)   The term "Account Statement" means the statement to be furnished to each participating Employee after the close of each Purchase Period, in accordance with the provisions of Section 10 of the Plan.

          (b)   The term "Base Pay" means the gross amount of pay determined as provided in Section 8 of the Plan plus the amount of average sales commissions and sales bonuses allowed to be included by said Section.

          (c)   The term "Cash Withdrawal Notice" means the notice which a participating Employee must give in order to exercise the privilege of withdrawing amounts credited to his Stock Purchase Account in accordance with the provisions of Section 14 of the Plan.

          (d)   The term "Closing Date" means the date, set forth in Section 6 of the Plan, on which the Purchase Period ends.

          (e)   The term "Date of Grant" means the date, set forth in Section 6 of the Plan, on which the Purchase Period begins.

          (f)    The term "Company" means The Empire District Electric Company and any successor thereof.

          (g)   The term "Employees" means employees eligible to participate in the Plan in accordance with the provisions of Section 4 of the Plan.

          (h)   The term "Employer-corporations" means the Company and any subsidiary company thereof approved in accordance with the provisions of Section 19 of the Plan by the Board of Directors of the Company for participation in the Plan.

          (i)    The term "Exercise Date" means the date specified in Section 7 of the Plan on which Stock may be purchased hereunder.

          (j)    The term "Notice of Withdrawal" means an Employee's notice meeting the requirements of Section 16 of the Plan of his withdrawal from participation in the Plan.

          (k)   The term "Parent" or "Parent company" means any corporation (other then the Employer-corporation) in an unbroken chain of corporations ending with the Employer-corporation if, at the time of the granting of the option, each of the corporations other than the Employer-corporation owns stock possessing 50 per cent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (l)    The term "Participation Election" means an Employee's notice, unconditionally binding on the Exercise Date with respect to his election to purchase Stock, of the Company's offering pursuant to the Plan in accordance with the provisions of Section 5 thereof.

          (m)  The term "Plan" means The Empire District Electric Company Employee Stock Purchase Plan as originally in effect and as it may be amended from time to time.

          (n)   The term "Purchase Period" means the period designated in Section 6 of the Plan, during which amounts credited to the Stock Purchase Accounts of participating Employees are accumulated for application to the purchase of Stock.

          (o)   The term "Revision of Authorization" means a participating Employee's written revision pursuant to the provisions of Section 8 of the Plan of his authorization of payroll deductions.

          (p)   The term "Stock" means the Common Stock of the Company as authorized on the effective date of the Plan (having a par value per share of $1) or as it may be subsequently authorized prior to the termination of the Plan.

          (q)   The term "Stock Purchase Accounts" means the accounts of Employees participating in the Plan provided for in Section 10 of the Plan.

          (r)   The term "Subsidiary Company" means any corporation (other than the Employer-corporation) in an unbroken chain of corporations beginning with the Employer-corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 per cent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (s)   The term "Subsidiary Companies" means subsidiaries of the Company approved in accordance with the provisions of Section 19 of the Plan by the Board of Directors of the Company for participation in the Plan.

        Masculine pronouns shall include both males and females.

Section 25. Amendment or Termination of the Plan

        Within any limits which may be imposed by the stockholders of the Company the Board of Directors of the Company may suspend, amend or terminate the Plan at any time or from time to time.

APPENDIX B

THE EMPIRE DISTRICT ELECTRIC COMPANY
2015 STOCK INCENTIVE PLAN

1      Purpose

        The Empire District Electric Company 2015 Stock Incentive Plan is designed to enable qualified executive, managerial, supervisory and professional personnel and directors of The Empire District Electric Company to acquire or increase their ownership of the common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals in the future.

2      Definitions

        When used herein, the following terms shall have the meaning set forth below:

  2.1
  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

  2.2
  "Board" means the Board of Directors of The Empire District Electric Company.

  2.3
  "Committee" means the members of the Board's Compensation Committee who are "Non-Employee Directors" as defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Code.

  2.4
  "Code" means the Internal Revenue Code of 1986, as amended.

  2.5
  "Company" means The Empire District Electric Company, a Kansas corporation, and any successor thereto.

  2.6
  "Dividend Equivalent" means a right, granted under the Plan, to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis, as provided by the Committee.

  2.7
  "Fair Market Value" means with respect to the Company's Shares the closing price of Shares reported on the New York Stock Exchange Composite Tape on the day on which an Award is granted (or Shares are delivered in lieu of current cash compensation as permitted by the Plan) or, if there should be no sale on that date, on the next preceding day on which there was a sale.

  2.8
  "Grantee" means a person to whom an Award is made.

  2.9
  "Incentive Stock Option" or "ISO" means an Option awarded under the Plan which meets the terms and conditions established by Section 422 of the Code and applicable regulations.

  2.10
  "Non-Qualified Stock Option" or "NQSO" means an Option awarded under the Plan other than an ISO.

  2.11
  "Option" means the right to purchase a number of Shares, at a price, for a term, under conditions, and for cash or other consideration fixed by the Committee and expressed in the written instrument evidencing the Option. An Option may be either an ISO or NQSO.

  2.12
  "Other Stock-Based Award" means a right, granted under Section 11, that relates to or is valued by reference to Shares.

  2.13
  "Plan" means the Company's 2015 Stock Incentive Plan.

  2.14
  "Restricted Stock Award" means the grant of a number of Shares at a time or times fixed by the Committee in accordance with the Plan and subject to such limitations and restrictions as the Plan and the Committee (as expressed in the written instrument evidencing the Restricted Stock Award) impose.

  2.15
  "Restricted Stock Unit" means a hypothetical investment equivalent to one Share granted under Section 8.

  2.16
  "Right of First Refusal" means the right which may be given to the Company pursuant to Section 7.4 hereof to purchase Shares received pursuant to Awards under the Plan at their then Fair Market Value, in the event the holder of such Shares desires to sell the Shares to any other person. This right, if so given, shall apply under terms and conditions established by the Committee at the time of the Award and included in the written instrument evidencing the Award, and shall apply to sales by the Grantee or the Grantee's guardian, legal representative, joint tenant, tenant in common, heirs or Successors.

  2.17
  "Shares" means shares of the Company's common stock, par value $1.00 per share, or, if by reason of the adjustment provisions hereof any rights under an Award under the Plan pertain to any other security, such other security.

  2.18
  "Stock Appreciation Right" or "SAR" means the right, granted under Section 9, to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

  2.19
  "Subsidiary" means any business, whether or not incorporated, in which the Company, at the time an Award is granted to an employee thereof, or in other cases, at the time of reference, owns directly or indirectly not less than 50% of the equity interest except that with respect to an ISO the term "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

  2.20
  "Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option or SAR, or to receive Shares issuable in satisfaction of an Award, by bequest or inheritance or by reason of the death of the Grantee, as provided in accordance with Section 13 hereof, or by reason of a transfer permitted pursuant to Section 12 hereof.

  2.21
  "Term" means the period during which a particular Option or SAR may be exercised or the period during which the restrictions placed on a Restricted Stock Award, Restricted Stock Unit or other Award granted under the Plan are in effect.

3      Administration of the Plan

  3.1
  The Plan (other than the portion thereof described in Section 3.7) shall be administered by the Committee.

  3.2
  Subject to the provisions of the Plan, the Committee shall have the sole authority to determine:

  (i)
  the employees of the Company and its Subsidiaries to whom Awards shall be granted;

  (ii)
  the number of Shares to be covered by each Award;

  (iii)
  the exercise price of each Option and SAR;

  (iv)
  the Term within which each Option or SAR may be exercised;

  (v)
  the terms and conditions of each Award, which, in the case of an Option, may include provisions for payment of the option price in Shares at the Fair Market Value of such Shares on the day of their delivery for such purpose;

  (vi)
  the restrictions on transfer and forfeiture conditions with respect to an Award; and

  (vii)
  any other terms and conditions of the Award.

  Awards shall be made by the Committee.

  3.3
  The Committee may construe and interpret the Plan, reconcile inconsistencies thereunder and supply omissions therefrom. Any decision or action taken by the Committee in the exercise of such powers or otherwise, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall be conclusive and binding upon all Grantees, and any other person claiming under or through any Grantee.

  3.4
  The Committee shall designate one of its members as Chairman. It shall hold its meetings at such times and places as it may determine. All determinations of the Committee shall be made by a majority of its members at the time in office. Any determination reduced to writing and signed by all of the members of the Committee at the time in office shall be fully as effective as if it has been made at a meeting duly called and held. The Committee may appoint a Secretary, who need not be a member of the Committee, and may establish and amend such rules and regulations for the conduct of its business and the administration of the Plan as it shall deem advisable.

  3.5
  No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee. Service on the Committee is hereby specifically declared to constitute service as a Director of the Company, to the end that the members of the Committee shall, in respect of their acts and omissions as such, be entitled to indemnification and reimbursement as Directors of the Company pursuant to its Bylaws and to the benefits of any insurance policy maintained by the Company providing coverage with respect to acts or omissions of Directors of the Company.

  3.6
  The Committee shall regularly inform the Board as to its actions under the Plan in such manner, at such times, and in such form as the Board may request.

  3.7
  Anything in the Plan to the contrary notwithstanding, the foregoing provisions of this Section 3 shall not apply to the portion of the Plan relating to Directors who are not employees of the Company or any of its Subsidiaries and who have the right to elect to receive Shares in lieu of cash Remuneration pursuant to Section 23.2. Such portion of the Plan shall instead be administered by the Secretary of the Company. Since the receipt of Shares by any such non-employee Director of the Company is based on elections by such Director, this administrative function shall be limited to matters of interpretation and administrative oversight.

  3.8
  Except as provided in Section 22 hereof relating to certain anti-dilution adjustments, unless the approval of stockholders of the Company is obtained, (i) Options and SARs issued under the Plan shall not be amended to lower their exercise price, (ii) Options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices, (iii) Options and SARs issued under the Plan with an exercise price in excess of the Fair Market Value of the underlying Shares will not be exchanged for cash, Awards or other property, and (iv) no other action shall be taken with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange or market system on which the Shares are listed.

  3.9
  Notwithstanding any provision of the Plan to the contrary, no dividends or Dividend Equivalents shall be paid with respect to Awards that vest contingent on achievement of performance conditions prior to the vesting of such Awards.

4      Eigibility

        Awards may be made under the Plan only to the class of employees of the Company or of a Subsidiary, including officers, consisting of those employees who have executive, managerial, supervisory or professional responsibilities. A Director who is not an employee shall not be eligible to receive an Award, but such a Director shall be eligible to participate in the Plan to the extent set forth in Section 23. Awards may be made to eligible employees whether or not they have received prior Awards under the Plan or under any other plan, and whether or not they are participants in other benefit plans of the Company.

5      Shares Subject to Plan

  5.1
  Subject to adjustment as provided in Section 22 hereof, the maximum number of Shares which may be issued in connection with Awards or Share deliveries under the Plan is 500,000. The Shares so issued may be Shares held in the treasury, however acquired, or Shares which are authorized but unissued. If and to the extent Awards granted under the Plan expire, terminate or are canceled for any reason whatsoever or to the extent Awards are cash-settled, the Shares covered by such Awards shall, to the extent of such expiration, termination, cancellation or cash-settlement again become available for future Awards under the Plan and shall be added back on a one-for-one basis to the aggregate maximum limit, as provided in this Section 5.1. To the extent that (i) any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) any Shares subject to an Award granted under this Plan are withheld to satisfy any tax-withholding obligation, then in each such case the Shares so tendered or withheld shall again become available for future Awards under the Plan and shall be added back on a one-for-one basis to the aggregate maximum limit, as provided in this Section 5.1. For purposes of determining the number of Shares available for Awards under the Plan, each SAR exercised shall count against the aggregate maximum limit, as provided in this Section 5.1, based on the number of Shares issued in settlement of such SAR rather than the number of Shares underlying the exercised portion of such SAR.

  5.2
  Subject to adjustment as provided in Section 22 hereof, no Grantee may be granted Options or SARs under the Plan during any three consecutive calendar years with respect to more than 100,000 Shares.

6      Granting of Options

  6.1
  Subject to the terms of the Plan, the Committee may from time to time grant Options to eligible employees, except that ISOs may not be granted after May 1, 2024.

  6.2
  No individual may be granted Options intended to qualify as ISOs under the Plan and all other incentive stock option plans of the Company (and its parent or subsidiary corporations, if any, within the meaning of Section 424 of the Code) which are exercisable for the first time during any calendar year with respect to Shares having an aggregate Fair Market Value (determined as of the time the Option is granted) greater than $100,000. To the extent that Options granted to an individual exceed the limitation set forth in the preceding sentence, the later-granted of such Options shall be treated as NQSOs. No ISO shall be granted to an individual who, at the time the ISO is granted, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the employee's employer corporation or of its parent or subsidiary corporation unless, at the time the ISO is granted, the option price is at least 110 percent of the Fair Market Value of the stock subject to the ISO, and the ISO by its terms is not exercisable after the expiration of five years from the date the ISO is granted.

  6.3
  The purchase price of each Share subject to an Option shall be fixed by the Committee, but shall not be less than the greater of the par value of the Share or 100% of the Fair Market Value of the Share on the date the Option is granted. As set forth in Section 3.8 above, repricing of outstanding Options shall not be permitted under the Plan.

  6.4
  Each Option shall expire and all rights to purchase Shares thereunder shall terminate on the date fixed by the Committee and expressed in the written instrument evidencing the Option, which date shall not be after the expiration of ten years from the date the Option is granted.

  6.5
  Subject to the terms of the Plan, each Option shall become exercisable at the time, and for the number of Shares, fixed by the Committee and expressed in the written instrument evidencing the Option. Except to the extent otherwise provided in or pursuant to Sections 13 and 14, no Option shall become exercisable as to any Shares prior to the third anniversary of the date on which the Option was granted.

  6.6
  Subject to the terms of the Plan, the Committee may at the time of the Award make all or any portion of the Shares issuable upon exercise of the Option subject to a Right of First Refusal for any period of time designated by the Committee in the written instrument evidencing the Award.

7      Restricted Stock Awards

  7.1
  Subject to the terms of the Plan, the Committee may also grant eligible employees Restricted Stock Awards.

  7.2
  The number of Shares covered thereby and other terms and conditions of any such Restricted Stock Award, including the period for which and the conditions on which the Shares included in the Award will be subject to forfeiture and restrictions on transfer or on the ability of the Grantee to make elections with respect to the taxation of the Award without the consent of the Committee, shall be determined by the Committee and expressed in the written instrument evidencing the Award. Except as provided in or pursuant to Sections 13 and 14, no such restrictions shall lapse earlier than the third, or later than the tenth, anniversary of the date on which the Award was granted. The conditions established by the Committee on which the Shares included in an Award will be subject to forfeiture may, but need not, include conditions tied to performance measures selected by the Committee.

  7.3
  The Committee may establish and express in the written instrument evidencing the Award terms and conditions under which the Grantee of a Restricted Stock Award shall be entitled to receive dividends payable with respect to the number of Shares which, as of the record date for which dividends are payable, has been awarded to him or her subject to vesting restrictions. Any such dividend shall be paid to the Grantee of the Restricted Stock Award at such time or times during the period when the Shares are as yet unvested pursuant to the terms of the Restricted Stock Award, or at the time the Shares to which the dividends apply are vested to the Grantee, all as the Committee shall determine and express in the written instrument evidencing the Award. Any arrangement for the payment of dividends shall be terminated if, and to the extent that, under the terms and conditions so established by the Committee, the right to receive Shares being held pursuant to the terms of the Restricted Stock Award shall lapse.

  7.4
  Subject to the terms of the Plan, the Committee may at the time of the Award make all or any portion of the Shares awarded under a Restricted Stock Award subject to a Right of First Refusal for any period of time designated by the Committee and expressed in the written instrument evidencing the Award.

8      Restricted Stock Units

  8.1
  The Committee is authorized to grant Restricted Stock Units to eligible employees under the Plan, subject to the following terms and conditions set forth in this Section 8.

  8.2
  Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee (or, if permitted by the Committee, as elected by the Grantee). In addition, Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee) at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine; provided, however, that, except as provided in or pursuant to Sections 13 and 14, no such restrictions shall lapse earlier than the third, or later than the tenth, anniversary of the date on which the Award was granted.

  8.3
  Unless otherwise determined by the Committee at the date of grant, Dividend Equivalents on the specified number of Shares covered by a Restricted Stock Unit shall be either (A) paid with respect to such Restricted Stock Unit at the dividend payment date in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units or other Awards, as the Committee shall determine.

  8.4
  Subject to the terms of the Plan, the Committee may at the time of the Award make all or any portion of the Shares awarded under a Restricted Stock Unit subject to a Right of First Refusal for any period of time designated by the Committee and expressed in the written instrument evidencing the Award.

9      SARs

  9.1
  The Committee is authorized to grant SARs to eligible employees under the Plan subject to the following terms and conditions set forth in this Section 9.

  9.2
  A SAR shall confer on the Grantee to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise over (2) the exercise price per Share of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR).

  9.3
  The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to the Grantee, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Except to the extent otherwise provided in or pursuant to Sections 13 and 14, no SAR shall become exercisable as to any Shares prior to the third anniversary of the date on which the SAR was granted. Unless the Committee determines otherwise, a SAR granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

  9.4
  Subject to the terms of the Plan, the Committee may at the time of the Award make all or any portion of the Shares awarded under a SAR subject to a Right of First Refusal for any period of time designated by the Committee and expressed in the written instrument evidencing the Award.

10    Dividend Equivalents.

        The Committee is authorized to grant Dividend Equivalents to eligible employees under the Plan. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that unless otherwise determined by the Committee, Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of any underlying Awards to which they relate.

11    Other Stock-Based Awards

        The Committee is authorized, subject to limitations under applicable law, to grant such other Awards to eligible employees under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter; provided, however, that, except as provided in or pursuant to Sections 13 and 14, the Awards shall provide for restrictions that shall not lapse earlier than the third, or later than the tenth, anniversary of the date on which the Award was granted. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares or other property, as the Committee shall determine. Subject to the terms of the Plan, the Committee may at the time of the Award make all or any portion of the Shares awarded under an Other Stock-Based Award subject to a Right of First Refusal for any period of time designated by the Committee and expressed in the written instrument evidencing the Award.

12    Non-Transferability of Rights

        Except as otherwise provided in the next sentence of this Section 12, no Award and no rights under any Award shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and each Option and SAR may be exercised during the lifetime of the Grantee only by him or her; and the written instrument evidencing each Award shall so state. The Committee may in its discretion, on such terms and conditions as it shall establish, permit an Award to be transferred to a member or members of the Grantee's immediate family, or to a trust for the benefit of such immediate family members or a partnership in which such immediate family members are the only partners. For purposes of this provision, a Grantee's immediate family shall mean the Grantee's spouse, children and grandchildren.

13    Death or Termination of Employment

  13.1
  Subject to the provisions of the Plan, the Committee may make and include in the written instrument evidencing an Option or SAR such provisions concerning exercise or lapse of the Option or SAR on death or termination of employment as it shall in its discretion determine. No such provision shall permit an Option or SAR to be exercised later than the expiration date of the Option determined pursuant to Section 6.4.

  13.2
  The effect of death or termination of employment on Awards and Shares issuable or deliverable pursuant to any Awards shall be as stated in the written instrument evidencing the Award.

  13.3
  A transfer of employment between the Company and a Subsidiary, or between Subsidiaries, shall not constitute a termination of employment for purposes of any Award. The Committee may specify in the written instrument evidencing the Award whether or not, and if at all to what extent, any authorized leave of absence or absence for military or governmental service or for any other reason shall constitute a termination of employment for purposes of the Award and the Plan.

14    Provisions Relating to Change in Control

        The Committee may provide in the written instrument evidencing an Award that in the event of a "Change in Control" of the Company (as defined by the Committee in such written instrument), the Option or SAR so evidenced shall be immediately exercisable in full and any other Award so evidenced shall be immediately vested and payable in full. The Committee may also include in such written instrument additional conditions for such immediate exercisability of an Option or SAR or immediate vesting and payment in full of another Award, including without limitation conditions relating to the timing and/or circumstances of the Grantee's termination of employment following the "Change in Control."

15    Writing Evidencing Awards

        Each Award granted under the Plan shall be evidenced by a writing which may, but need not, be in the form of an agreement to be signed by the Grantee. The writing shall set forth the nature and size of the Award, its Term, the other terms and conditions thereof, and such other matters as the Committee directs. Acceptance of any benefits of an Award by the Grantee shall be an assent to the terms and conditions set forth therein, whether or not the writing is in the form of an agreement signed by the Grantee.

16    Exercise of Rights Under Awards

  16.1
  A person entitled to exercise an Option or SAR may do so only by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option or SAR is being exercised and any other information which the Committee has previously prescribed and of which such person has been notified.

  16.2
  Such a notice shall be accompanied by payment in full for the purchase price of any Shares to be purchased under an Option, with such payment being made in cash or Shares having a Fair Market Value on the date of exercise of the Option equal to the purchase price payable under the Option or a combination of cash and Shares, and (subject to the next sentence) no Shares shall be issued upon exercise of an Option until full payment has been made therefor. To the extent permitted by the Committee, an Option may also be exercised by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the purchase price of shares purchased under the Option.

  16.3
  Upon exercise of an Option or SAR, or after grant of another Award but before delivery of Shares in satisfaction thereof, the Grantee may request in writing that the Shares to be issued or delivered be in the name of the Grantee and another person as joint tenants with right of survivorship or, in the case of an Award other than an ISO, as tenants in common.

  16.4
  Upon exercise of an Option or SAR or after grant of another Award under which a Right of First Refusal has been required with respect to some or all of the Shares subject to such Award, the Grantee shall be required to acknowledge, in writing, his or her understanding of such Right of First Refusal and the legend which shall be placed on the certificates for such Shares in respect thereof.

  16.5
  All notices or requests by a Grantee provided for herein shall be delivered to the Secretary of the Company.

17    Effective Date of the Plan and Duration

  17.1
  The Plan shall become effective on January 1, 2015, subject to approval within twelve months before or after that date by the shareholders of the Company at a meeting duly held in accordance with applicable law; and subject to approval within applicable time limits by any governmental body, the approval of the Plan by which body is required under applicable law. No Option or SAR shall be exercisable nor shall any vested Shares be deliverable under another Award prior to receipt of all required approvals.

  17.2
  Subject to Section 6.1 above, no Awards may be granted under the Plan after January 1, 2025, although the terms of any Award may be amended at any time prior to the expiration of the Award in accordance with the Plan.

18    Date of Award

        The date of an Award shall be the date on which the Committee's determination to grant the same is final, or such later date as shall be specified by the Committee in connection with such determination.

19    Stockholder Status

        No person shall have any rights as a stockholder by virtue of the grant of an Award under the Plan except with respect to Shares actually issued to that person.

20    Postponement of Exercise

        The Committee may postpone any exercise of an Option or SAR or the delivery of any Shares pursuant to another Award for such period as the Committee in its discretion may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option or SAR or distributable in satisfaction of another Award under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares or to list the Shares thereon, or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (ii) above shall or need be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to permit the exercise of an Option or SAR or to sell or deliver Shares in violation of the Securities Act of 1933 or other applicable law. Any such postponement shall not extend the Term of an Option or SAR nor shorten the Term of any restriction applicable under any other Award; and neither the Company nor its directors or officers or any of them shall have any obligation or liability to the Grantee of an Award, to any Successor of a Grantee or to any other person with respect to any Shares as to which an Option or SAR shall lapse because of such postponement or as to which issuance under another Award was thereby delayed.

21    Termination, Suspension or Modification of Plan

  21.1
  Subject to Section 21.2, the Board may at any time terminate, suspend or modify the Plan in any respect. No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor of a Grantee under an Award granted before the date of such termination, suspension or modification unless such Grantee or Successor shall consent thereto. Adjustments for changes in capitalization or corporate transactions as provided for herein shall not, however, be deemed to adversely affect any such right. To the extent required by applicable law, no member of the Board who is an officer or employee of the Company or a Subsidiary shall vote (in his or her capacity as such a Board member) on any proposed amendment to the Plan, or on any other matter or question arising under the Plan, relating to his or her own individual interest thereunder.

  21.2
  Any increase in the aggregate number of Shares for which Awards may be granted and which may be the subject of Share deliveries under Section 23 (except as contemplated by Section 22) and any other amendment or modification of the Plan for which stockholder approval is required by applicable rule or regulation of any governmental regulatory body or under the rules of any stock exchange in which the Shares are listed shall be subject to the approval of the Company's stockholders. In addition, any increase in the number of Shares available under the Plan for grant as ISOs and any change in the designation of the group of employees eligible to receive ISOs under the Plan shall be subject to stockholder approval in accordance with Section 422 of the Code.

22    Adjustment for Changes in Capitalization and Corporate Transactions

        Any change in the number of outstanding shares of the Company occurring through stock splits, combination of shares, recapitalization, or stock dividends after the adoption of the Plan shall be appropriately reflected by the Committee through an increase or decrease in the aggregate number of Shares then available for the grant of Awards or Share deliveries under the Plan, or to become available through the termination, surrender or lapse of Awards previously granted and in the number of Shares subject to Awards then outstanding; and, as to any outstanding Options or SARs, appropriate adjustments shall be made by the Committee in the per Share exercise price of the Options or SARs and/or the number of Shares subject to the Option or SAR. No fractional shares shall result from such adjustments. Similar adjustments shall be made in the event of distribution of other securities in respect of outstanding Shares or in the event of a reorganization, merger, consolidation or any other change in the corporate structure or shares of the Company, if and to the extent that the Committee deems such adjustments appropriate. Anything in the Plan to the contrary notwithstanding, no adjustment shall be made pursuant to this Section 22 that causes any Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code.

23    Delivery of Shares in Lieu of Cash Incentive Awards or Directors Fees

  23.1
  Any employee otherwise eligible for an Award under the Plan who is eligible to receive a cash bonus or incentive payment from the Company under any management bonus or incentive plan of the Company (any such bonus or payment, a "Cash Payment") may make application to the Committee in such manner as may be prescribed from time to time by the Committee to receive Shares available under the Plan in lieu of all or any portion of such Cash Payment.

    The Committee may in its discretion honor an employee's application made pursuant to this Section 23.1 by delivering Shares available under the Plan to such employee equal in Fair Market Value at the delivery date to that portion of the Cash Payment for which a Share delivery is to be made in lieu of cash payment.

  23.2
  Any non-employee Director who is entitled to a cash payment for services rendered as a non-employee Director ("Remuneration") may elect to receive Shares available under the Plan in lieu of all or any portion of his or her Remuneration or to change or terminate any such election previously made. Any such election shall be in writing and delivered to the Secretary of the Company.

  Shares which are available under the Plan shall be delivered to a Director who makes an election in compliance with this Section 23.2 equal in Fair Market Value at the delivery date to that portion of the Remuneration for which a Share delivery is to be made in lieu of cash payment.

  23.3
  Any Shares delivered to an employee under Section 23.1 or to a Director under Section 23.2 shall reduce the aggregate number of Shares available for Awards or Share deliveries under the Plan.

  23.4
  Delivery of Shares pursuant to this Section 23 shall not be permitted under the Plan after January 1, 2025. Delivery of Shares pursuant to this Section 23 shall be deemed to occur on the date certificates or electronic shares therefor are sent by United States mail or hand delivered to the recipient or transferred to the recipient's account maintained with the transfer agent or a broker.

  23.5
  The Company shall issue cash in lieu of fractional Shares which would otherwise be issuable under this Section 23.

24    Non-Uniform Determination Permissible

        The Committee's determinations under the Plan including, without limitation, determinations as to the persons to receive Awards, the form, amount and type of Awards (i.e., ISOs, NQSOs, SARs, Restricted Stock Awards, Restricted Stock Units, Dividend Equivalents or other Stock-Based Awards), the terms and provisions of Awards, the written instruments evidencing such Awards, and the granting or rejecting of applications for delivery of Shares in lieu of cash bonus or incentive payments need not be uniform as among persons similarly situated and may be made selectively among otherwise eligible employees or Directors, whether or not such employees or Directors are similarly situated.

25    Taxes

        The Company shall be entitled to withhold the amount of withholding tax payable with respect to any Awards and Share deliveries in lieu of cash payments and to sell such number of Shares as may be necessary to produce the amount so required to be withheld, unless the recipient supplies to the Company cash in the amount requested by the Company for the purpose. The person entitled to receive Shares pursuant to the Award will be given notice as far in advance as practicable to permit such cash payment to be made to the Company. The Company may, in lieu of sale of Shares, defer making delivery of Shares until indemnified to its satisfaction with respect to any such withholding tax. The Committee may adopt rules allowing the recipient of any Award payable in Shares, or any person electing to receive Shares under Section 23, to satisfy any applicable tax withholding requirements in whole or in part by delivering to the Company Shares or by instructing the Company to withhold Shares otherwise deliverable to such person as part of such Award.

26    Tenure

        An employee's right, if any, to continue in the employ of the Company or a Subsidiary shall not be affected by the fact that he is a participant under the Plan; and the Company or Subsidiary shall retain the right to terminate his employment without regard to the effect such termination may have on any rights he may have under the Plan.

27    Application of Proceeds

        The proceeds received by the Company from sale of its Shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

28    Other Actions

        Nothing in the Plan shall be construed to limit the authority of the Company to exercise all of its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association or other entity, or to grant options to, or assume options of, any person in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of all or any part of the business or assets of any person, firm, corporation, association or other entity.

29    Code Section 409A Compliance

        It is intended that the Plan and Awards issued thereunder will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder) to the extent the Awards are subject thereto, and the Plan and such Awards shall be interpreted on a basis consistent with such intent. The Plan and any Awards issued thereunder may be amended in any respect deemed by the Committee to be necessary to preserve compliance with Section 409A of the Code. The Committee's authority under the Plan shall be limited to the extent necessary so that the existence of such authority does not (i) cause an Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code or (ii) cause an Award that is otherwise deferred compensation subject to Section 409A of the Code to fail to meet the requirements prescribed by Section 409A of the Code.

APPENDIX C

STOCK UNIT PLAN FOR DIRECTORS
OF THE EMPIRE DISTRICT ELECTRIC COMPANY

AS AMENDED AND RESTATED
EFFECTIVE FEBRUARY 6, 2014

STOCK UNIT PLAN FOR DIRECTORS
OF THE EMPIRE DISTRICT ELECTRIC COMPANY

        1.    Purpose.    The Empire District Electric Company (the "Company") has adopted this Stock Unit Plan for Directors of The Empire District Electric Company (the "Plan") in order to enhance the Company's ability to attract and retain competent and experienced persons to serve as Directors and to recognize the service of Directors of the Company by providing a stock-based compensation program for Directors that will foster a strong incentive to put forth maximum effort for the continued growth and success of the Company.

        2.    Effective Date.    This Plan is effective as of August 1, 1998.

        3.    Definitions.

          (a)   "Account" means an account established for each Eligible Director on the books of the Company that will be credited with Stock Units.

          (b)   "Annual Retainer Fees" means the annual rate of Board retainer fees (excluding meeting and committee fees) established by the Board as in effect at the applicable time.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Cash Retirement Plan" means the Retirement Plan for Directors of The Empire District Electric Company, as said plan may be amended from time to time.

          (e)   "Committee" means the Compensation Committee of the Board.

          (f)    "Common Stock" means common stock, $1.00 par value, of the Company, or any substituted class of common stock, provided such stock is the primary publicly traded equity issue of the Company.

          (g)   "Company" means The Empire District Electric Company and its successors.

          (h)   "Effective Date" means August 1, 1998.

          (i)    "Elected Payment Date" means the date elected by the Eligible Director or otherwise determined pursuant to Section 8(h) with respect to the applicable Stock Units credited after December 31, 2005, which shall be his or her Payment Date with respect to such Stock Units unless (i) the Eligible Director's death occurs before the Payment Date so elected or otherwise determined pursuant to Section 8(h) or (ii) in the case of an Eligible Director who has not elected a later Elected Payment Date pursuant to the next to last sentence of Section 8(h) with respect to the applicable Stock Units, the Eligible Director's Retirement Date occurs before the Payment Date so elected or otherwise determined pursuant to Section 8(h).

          (j)    "Eligible Director" means an Eligible Existing Director or an Eligible New Director.

          (k)   "Eligible Existing Director" means any Director of the Company who (i) is serving on the Board on the Effective Date, (ii) has never been an officer of the Company and (iii) has elected to participate in this Plan pursuant to Section 6(b).

          (l)    "Eligible New Director" means any Director of the Company who is a Director on or after the Effective Date but who is not an officer of the Company at the applicable time or an Eligible Existing Director.

          (m)  "Fair Market Value" means with respect to the Common Stock the closing price of Shares reported on the New York Stock Exchange Composite Tape on the day of the required calculation or, if there should be no sale on that date, on the next preceding day on which there was a sale.

          (n)   "Initial Election Date" means (i) with respect to Stock Units credited on a January 1st pursuant to Section 7(c) (and any dividend credits attributable thereto), the December 31st immediately preceding such January 1st, and (ii) with respect to Stock Units credited pursuant to Section 7(d) (and any dividend credits attributable thereto), the day before the day on which the Eligible New Director first becomes eligible to participate in the Plan.

          (o)   "Payment Date" means:

    (i)
    in the case of Stock Units credited before January 1, 2006 (and any dividend credits attributable thereto), the earlier to occur of the following dates: (A) the Eligible Director's Retirement Date or (ii) the Eligible Director's death; and

    (ii)
    in the case of Stock Units credited on or after January 1, 2006 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2006), the earliest to occur of the following dates: (A) the Eligible Director's Elected Payment Date with respect to the applicable Stock Units, (B) the Eligible Director's Retirement Date, or (C) the Eligible Director's death; provided, however, that clause (B) shall not apply in the case of an Eligible Director who has elected a later Elected Payment Date (and which election has taken effect) pursuant to the next to last sentence of Section 8(h) with respect to the applicable Stock Units.

          (p)   "Plan" means the Stock Unit Plan for Directors of The Empire District Electric Company as it may be amended from time to time.

          (q)   "Retirement Date" means the date on which the Director ceases to be a Director other than by reason of death.

          (r)   "Stock Unit" means a measure of value, expressed as a share of Common Stock, credited to the Eligible Director's Account, and payable in Common Stock upon a Payment Date, as provided in this Plan.

        4.    Limitations on Issuance of Stock.    The total number of shares of the Company's Common Stock reserved for issuance under this Plan shall be 900,000 shares (subject to adjustment as provided in Section 9 of this Plan).

        5.    Administration.    This Plan shall be administered by the Committee. The Committee shall have full authority and absolute discretion (i) to construe and interpret the Plan, reconcile inconsistencies thereunder and supply omissions therefrom, and (ii) to make all determinations and take all other actions necessary or advisable for the proper administration of the Plan. Any decision or action taken by the Committee in the exercise of such powers or otherwise, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall be conclusive and binding upon all persons.

        6.    Eligibility.

          (a)    Eligible New Directors.    An Eligible New Director (other than an Eligible New Director who was previously an officer of the Company) shall become eligible to participate in this Plan on the date on which he or she first is elected to the Board. An Eligible New Director who was previously an officer of the Company shall become eligible to participate in this Plan on the latest of: (i) January 1, 2006, (ii) the date on which he or she first is elected to the Board, or (iii) the date on which he or she ceased to be an officer of the Company.

          (b)    Eligible Existing Directors.    Each Director who is serving on the Board on the Effective Date and who is participating in the Cash Retirement Plan shall have the right to elect whether (i) to participate in this Plan effective as of the Effective Date in lieu of continued accruals under the Cash Retirement Plan or (ii) to continue accruals under the Cash Retirement Plan. Such election shall be made by filing a prescribed form with the Committee during an election period prescribed by the Committee. If such a Director fails to elect to participate in this Plan within such election period, such Director shall not have the right thereafter to elect to participate and shall not be an Eligible Director.

        7.    Crediting of Stock Units.

          (a)    Account.    Stock Units shall be credited to each Eligible Director's Account in accordance with this Section 7.

          (b)    Credits as of Effective Date.    There shall be credited to the Account of each person who is an Eligible Director on the Effective Date a number (calculated to three decimal points) of Stock Units equal to:

    (i)
    five-twelfths of the amount of the Annual Retainer Fees as in effect on the Effective Date,

    (ii)
    divided by

    (iii)
    the Fair Market Value of a share of Common Stock on the Effective Date.

          (c)    Annual Credits.    As of January 1st of each calendar year beginning with 1999, there shall be credited to the Account of each person who is an Eligible Director on such January 1st a number (calculated to three decimal points) of Stock Units equal to:

    (i)
    the Director's Annual Retainer Fees as in effect on such January 1st or, if the Committee establishes a fixed amount for the Annual Credit for the applicable calendar year, such fixed amount,

        divided by

    (ii)
    the Fair Market Value of a share of Common Stock on such January 1st.

          (d)    Credits to New Directors.    There shall be credited to the Account of each Eligible New Director as of the date on which such person first becomes eligible to participate in the Plan a number (calculated to three decimal points) of Stock Units equal to:

    (i)
    the amount of the Eligible New Director's Retainer Fees (excluding meeting and committee fees) for the balance of the calendar year after he or she becomes eligible to participate (computed as a percentage of the Annual Retainer Fees as in effect on the date on which he or she becomes eligible) or, if the Committee establishes a fixed amount for the Annual Credit for that calendar year pursuant to Section 7(c)(i) above, the amount of the Annual Credit set by the Committee divided by twelve and multiplied by the number of whole months remaining for the balance of such year, divided by

    (ii)
    the Fair Market Value of a share of Common Stock on the date on which the Eligible New Director becomes eligible to participate in the Plan.

This subsection (d) shall not apply if the date on which the Eligible New Director first becomes eligible to participate in the Plan is January 1st.

          (e)    Election of Eligible Existing Directors to Convert Cash Benefit to Stock Units.    Eligible Existing Directors shall have the right to elect, with respect to previously accrued benefits under the Cash Retirement Plan, whether to: (i) retain their retirement benefits under the Cash Retirement Plan for years of service on the Board prior to the Effective Date and to receive benefits under this Plan only with respect to service on or after the Effective Date, or (ii) convert accrued benefits under the Cash Retirement Plan into Stock Units under this Plan ("Converting Directors") as hereinafter set forth. Such election shall be made by filing a prescribed form with the Committee during an election period prescribed by the Committee. Converting Directors shall have credited to their Accounts under this Plan as of the Effective Date or such later conversion date as may be established by the Committee (the "Conversion Date"), a number (calculated to three decimal points) of Stock Units equal to:

    (i)
    the product of (A) the Annual Retainer Fees as in effect on the Conversion Date, times (B) the total number of years of service accrued by the Converting Director under the Cash Retirement Plan as of the Effective Date (with credit being given for any period of less than a full year of service at the rate of one-twelfth of a year of service for each full month of service), divided by

    (ii)
    the Fair Market Value of a share of Common Stock on the Conversion Date.

          (f)    Dividends.    Until fully paid out in accordance with the terms of this Plan, the Company shall credit to each Eligible Director's Account, on each day that the Company pays a declared cash dividend to the stockholders of its Common Stock, a number (calculated to three decimal places) of Stock Units that is equal to (i) the product of the total number of Stock Units in the Eligible Director's Account on the record date established for such dividend, multiplied by the cash dividend per share of Common Stock, divided by (ii) the Fair Market Value of a share of Common Stock on the record date.

        8.    Payout of Accounts.

          (a)    General Payout Terms.    Unless installment payments are elected pursuant to subsection (b), (c), (d) or (e) of this Section 8, within 30 days after the Payment Date applicable with respect to any Stock Units, the Company shall cause to be delivered to the Eligible Director (or, in the event of his or her death, the Eligible Director's beneficiary determined pursuant to subsection (f) of this Section 8) the number of shares of Common Stock equal to the whole number of Stock Units having that Payment Date in his or her Account plus cash for any fractional unit having that Payment Date credited to his or her Account (such cash amount to be calculated based on the applicable fraction of the Fair Market Value of a share of Common Stock on the Payment Date).

          (b)    Payout on Retirement (Pre-2006 Stock Units).    This Section 8(b) applies to Stock Units credited prior to January 1, 2006 (and any dividend credits attributable thereto). With respect to a payout by reason of an Eligible Director's termination of service on a Retirement Date, such Eligible Director may elect, at any time prior to the date which is twelve months before such Retirement Date, to receive, in lieu of a lump sum distribution, distributions in annual installments over a period of years selected by the Eligible Director but not to exceed ten years. Such election shall be made by filing a prescribed form with the Committee. If no such election of installment payments is received by the Committee, the Eligible Director's Account shall be paid out in a lump sum in accordance with subsection (a) of this Section 8. If the Eligible Director timely files with the Committee such an election to receive installment payments, there shall be distributed to the Eligible Director in January of each year beginning with the January coinciding with or next following the month in which the Eligible Director's Retirement Date falls the whole number of shares of Common Stock equal to the quotient (rounded to the next lowest whole number) obtained by dividing (i) the number of Stock Units credited to the Eligible Director's Account as of the December 31st preceding the month of payment (after reduction for Stock Units previously paid out in prior installments and any dividend credits pursuant to Section 7(f) on the remaining balance), by (ii) the number of installments remaining to be paid. The final installment payment shall consist of the number of shares of Common Stock equal to the remaining whole number of Stock Units in the Eligible Director's Account as of the December 31st preceding the month of payment plus cash for any fractional unit in his or her Account as of such December 31st (such cash amount to be calculated based on the applicable fraction of the Fair Market Value of a share of Common Stock on such December 31st). In the event of the death of an Eligible Director who has elected installment payments prior to his or her receipt of all such installment payments, the remaining installment payments shall be paid to the Eligible Director's beneficiary as determined pursuant to subsection (f) of this Section 8 at the time that they would otherwise have been paid to the Eligible Director; provided, however, that the Eligible Director may instead elect (by filing a prescribed form with the Committee) that, upon his or her death prior to receiving all installment payments, the remaining balance in the Eligible Director's Account as of the date of the Eligible Director's death (after reduction for Stock Units previously paid out in prior installments and any dividend credits pursuant to Section 7(f) on the remaining balance) shall be distributed to the Eligible Director's beneficiary determined pursuant to subsection (f) of this Section 8 in a lump sum pursuant to subsection (a) of this Section 8 as if the date of the Eligible Director's death were the Payment Date. Anything in this Section 8(b) to the contrary notwithstanding, with respect to any Stock Units credited during calendar year 2005 pursuant to Section 7(c) or 7(d) (and any dividend credits attributable thereto), any election of form of payment must be made by the Eligible Director no later than December 31, 2005.

          (c)    Payout on Death While in Service (Pre-2006 Stock Units).    This Section 8(c) applies to Stock Units credited prior to January 1, 2006 (and any dividend credits attributable thereto). In the event of the death of an Eligible Director prior to his or her Retirement Date, the Eligible Director's beneficiary determined pursuant to subsection (f) of this Section 8 shall receive a lump sum distribution within 30 days after such death in accordance with subsection (a) of this Section 8 unless prior to such death such Eligible Director has elected that benefits be paid to his or her beneficiary in annual installments over a period of years selected by the Eligible Director but not to exceed ten years. Such election shall be made by filing a prescribed form with the Committee. If the Eligible Director so elects that installment payments be made to his or her beneficiary, such installment payments shall be determined in the same manner as installment payments pursuant to subsection (b) of this Section 8 except the Eligible Director's date of death shall be substituted for the Retirement Date and the payments will be made to the beneficiary rather than to the Eligible Director. Anything in this Section 8(c) to the contrary notwithstanding, with respect to any Stock Units credited during calendar year 2005 pursuant to Section 7(c) or 7(d) (and any dividend credits attributable thereto), any election of form of payment must be made by the Eligible Director no later than December 31, 2005.

          (d)    Payout on Retirement or Elected Payment Date (Post-2005 Stock Units).    This Section 8(d) applies to Stock Units credited on or after January 1, 2006 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2006). With respect to a payout following an Elected Payment Date or by reason of an Eligible Director's termination of service on a Retirement Date, such Eligible Director may elect to receive, in lieu of a lump sum distribution, distributions in annual installments over a period of years selected by the Eligible Director but not to exceed ten years. Such election shall be made by filing a prescribed form with the Committee on or before the Initial Election Date with respect to the applicable Stock Units. If no such election of installment payments is received by the Committee on or before the Initial Election Date with respect to the applicable Stock Units, the Eligible Director's Account attributable to such Stock Units shall be paid out in a lump sum in accordance with subsection (a) of this Section 8. If the Eligible Director timely files with the Committee such an election to receive installment payments with respect to the applicable Stock Units, there shall be distributed to the Eligible Director in

  January of each year beginning with the January coinciding with or next following the month in which the Eligible Director's Elected Payment Date or Retirement Date (whichever is applicable) falls the whole number of shares of Common Stock equal to the quotient (rounded to the next lowest whole number) obtained by dividing (i) the number of Stock Units having the applicable Payment Date credited to the Eligible Director's Account as of the December 31st preceding the month of payment (after reduction for Stock Units having that Payment Date previously paid out in prior installments and any dividend credits pursuant to Section 7(f) on the remaining balance of Stock Units having that Payment Date), by (ii) the number of installments remaining to be paid. The final installment payment with respect to the applicable Stock Units shall consist of the number of shares of Common Stock equal to the remaining whole number of Stock Units having the applicable Payment Date in the Eligible Director's Account as of the December 31st preceding the month of payment plus cash for any fractional unit having the applicable Payment Date in his or her Account as of such December 31st (such cash amount to be calculated based on the applicable fraction of the Fair Market Value of a share of Common Stock on such December 31st). In the event of the death of an Eligible Director who has elected installment payments prior to his or her receipt of all such installment payments, the remaining installment payments shall be paid to the Eligible Director's beneficiary as determined pursuant to subsection (f) of this Section 8 at the time that they would otherwise have been paid to the Eligible Director; provided, however, that the Eligible Director may instead elect (by filing a prescribed form with the Committee on or before the Initial Election Date with respect to the applicable Stock Units) that, upon his or her death prior to receiving all installment payments, the remaining balance in the Eligible Director's Account attributable to the applicable Stock Units as of the date of the Eligible Director's death (after reduction for Stock Units previously paid out in prior installments and any dividend credits pursuant to Section 7(f) on the remaining balance) shall be distributed to the Eligible Director's beneficiary determined pursuant to subsection (f) of this Section 8 in a lump sum pursuant to subsection (a) of this Section 8 as if the date of the Eligible Director's death were the Payment Date.

          (e)    Payout on Death While in Service (Post-2005 Stock Units).    This Section 8(e) applies to Stock Units credited on or after January 1, 2006 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2006). In the event of the death of an Eligible Director prior to his or her Elected Payment Date with respect to the applicable Stock Units or (in the case of an Eligible Director who has not elected a later Elected Payment Date pursuant to Section 8(h) with respect to the applicable Stock Units) his or her Retirement Date, if earlier, the Eligible Director's beneficiary determined pursuant to subsection (f) of this Section 8 shall receive a lump sum distribution within 30 days after such death in accordance with subsection (a) of this Section 8 unless such Eligible Director has elected that benefits be paid to his or her beneficiary in annual installments over a period of years selected by the Eligible Director but not to exceed ten years. Such election shall be made by filing a prescribed form with the Committee on or before the Initial Election Date with respect to the applicable Stock Units. If the Eligible Director so elects that installment payments be made to his or her beneficiary, such installment payments shall be determined in the same manner as installment payments pursuant to subsection (d) of this Section 8 except the Eligible Director's date of death shall be substituted for the Retirement Date and the payments will be made to the beneficiary rather than to the Eligible Director.

          (f)    Beneficiary Designation.    Each Eligible Director shall be entitled to designate a beneficiary or beneficiaries (which may be an entity other than a natural person) who, following the Eligible Director's death, will be entitled to receive any payments to be made under this Plan. At any time, and from time to time, any such designation may be changed or canceled by the Eligible Director without the consent of any beneficiary. Any designation, change, or cancellation must be by written notice filed with the Company and shall not be effective until received by the Company. If no beneficiary has been named by the Eligible Director or if all designated beneficiaries predecease the Eligible Director, payment shall be made to the Eligible Director's estate.

          (g)    Payout in Cash If Required.    Anything in this Plan to the contrary notwithstanding, if at the time a payment is due under the Plan, distribution in the form of Common Stock may not be made to any person due to requirements of applicable law, such payment shall not be made in such form but shall instead be made in cash in an amount equal to the Fair Market Value of the shares of Common Stock which would otherwise have been paid out (such Fair Market Value to be computed as of the last day of the month preceding the month in which the cash payment is made).

          (h)    Elected Payment Date (Post-2005 Stock Units).    This Section 8(h) applies to Stock Units credited on or after January 1, 2006 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2006). Prior to January 1 of a calendar year, each person who will be an Eligible Director on that January 1 shall have the right to elect the date with respect to which payment of the Stock Units to be credited to his or her Account for that calendar year pursuant to Section 7(c) (together with any Stock Units reflecting dividend credits attributable to such Stock Units) will be made or commence pursuant to this Plan; provided, however, that such Elected Payment Date may not be earlier than January of the third calendar year following such calendar year. In the case of an Eligible New Director entitled to a credit to his or her Account pursuant to Section 7(d), such Eligible New Director shall have the right to elect, prior to the date on which he or she first becomes eligible to participate in the Plan, the date with respect to which payment of the Stock Units to be credited to his or her Account pursuant to Section 7(d) (together with any Stock Units reflecting dividend credits attributable to such Stock Units) will be made or commence pursuant to this Plan; provided, however, that such Elected Payment Date may not be earlier than the third anniversary of the date on which such Eligible New Director first became eligible to participate in the Plan. In the absence of a timely election by an Eligible Director pursuant to this Section 8(h), the Elected Payment Date shall be the earliest Elected Payment Date that the Eligible Director could have elected with respect to the applicable Stock Units. An Eligible Director may, at any time not later than twelve months before an Elected Payment Date, elect a later Elected Payment Date with respect to the applicable Stock Units which shall be no less than five years later than such prior Elected Payment Date; provided that such election does not take effect until at least twelve months after the date on which the election is made. Any election pursuant to this subsection (h) of Section 8 shall be made by filing a prescribed form with the Committee.

        9.    Change in Capitalization.    In the event of any change in the outstanding shares of the Company's Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination of shares or other similar corporate change, the Board shall make such adjustments as it deems appropriate in the number of Stock Units in the Eligible Director's Account and in the kind of shares to which the Stock Units relate, and in the number and kind of shares available under this Plan.

        10.    Unfunded Plan.    No Eligible Director shall have any property interest whatsoever in any specific assets of the Company by reason of this Plan. The Eligible Director's Account is not intended to be a trust account or escrow account for the benefit of an Eligible Director or any other person. The sole right of an Eligible Director or his or her personal representative is a right as an unsecured general creditor of the Company.

        11.    Assignment and Alienation.    The rights and benefits of Eligible Directors under this Plan are personal to each Director and neither the Director nor his or her beneficiary shall have the power or right to transfer, assign, anticipate, mortgage or otherwise encumber any interest in the benefits to be paid under this Plan.

        12.    Annual Report.    No later than January 31st of each year, the Company shall provide each Eligible Director with an annual report of his or her Account balance.

        13.    No Rights of Stockholder.    An Eligible Director shall have no rights as a stockholder of Common Stock with respect to the Stock Units credited to his or her Account unless and until the shares of Common Stock are issued to the Eligible Director by the Company pursuant to the terms of the Plan.

        14.    Amendment and Termination.

          (a)    General Amendment and Termination Power.    Subject to Sections 14(b) and 15(e), the Board shall have the right to amend, suspend, or terminate this Plan in any respect at any time. Subject to Section 15(e), no amendment, suspension or termination of the Plan (other than through adjustment for changes in capitalization or corporate transactions as herein provided) shall adversely affect any previously accrued benefits hereunder unless the affected Eligible Director consents thereto.

          (b)    Stockholder Approval.    Any increase in the number of shares of the Company's Common Stock reserved for issuance under this Plan (except as contemplated by Section 9) and any other amendment or modification of the Plan for which stockholder approval is required under any applicable law or applicable rule or regulation of any governmental regulatory body or under the rules of any stock exchange on which the Company's Common Stock is listed shall be subject to approval of the Company's stockholders.

        15.    Miscellaneous.

          (a)    Not Contract.    The adoption and maintenance of this Plan shall not constitute a contract between the Company and any Director for continued service as a Director. Nothing herein contained shall be deemed to give any Director the right to be retained as a Director, nor shall it interfere with the Director's right to resign as a Director at any time.

          (b)    Governing Law.    This instrument shall be construed in accordance with and governed by the laws of the State of Kansas.

          (c)    Benefit Payments and Expenses.    The cost of benefit payments from this Plan and the expenses of administering the Plan shall be borne by the Company.

          (d)    Other Benefits.    The benefits herein contained are in addition to all other awards, arrangements, contracts or benefits, if any, that any Director may have by virtue of service for the Company, unless and to the extent that this Plan or any such award, arrangement, contract or benefit otherwise provides.

          (e)    Compliance with IRC Section 409A.    It is intended that Stock Units credited prior to January 1, 2005 satisfy the grandfather provisions applicable under Section 409A of the Internal Revenue Code of 1986, as amended, such that such Stock Units (and dividend credits attributable thereto) will not be subject to Section 409A. No amendment to this Plan after October 3, 2004 shall apply to Stock Units credited prior to January 1, 2005 (or dividend credits attributable thereto) unless the amendment specifically provides that it applies to such Stock Units. It is intended that Stock Units credited on or after January 1, 2005 (other than Stock Units representing dividend credits attributable to Stock Units credited before January 1, 2005) comply with Section 409A of the Internal Revenue Code of 1986, as amended, and any regulations and guidelines issued thereunder (including transitional rules), and the Plan shall be interpreted consistently with this intent. The Board may amend the Plan in any respect it deems necessary or desirable (including retroactively) in order to preserve compliance with said Section 409A. For purposes of this Plan, an Eligible Director shall be deemed to have ceased to be a Director if and only if the Eligible Director has experienced a 'separation from service' within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 THE EMPIRE DISTRICT ELECTRIC COMPANY ANNUAL MEETING OF STOCKHOLDERS May 1, 2014 10:30 a.m. CDT Holiday Inn 3615 South Range Line Joplin, Missouri 64804 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 1, 2014. Notice is hereby given that the Annual Meeting of Stockholders of The Empire District Electric Company will be held at the Holiday Inn, 3615 South Range Line, Joplin, Missouri on May 1, 2014 at 10:30 a.m. CDT. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Directions to The Empire District Electric Company 2014 Annual Meeting are available in the Proxy Statement which can be viewed at www.proxydocs.com/ede and on the reverse side of this notice. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2013 Annual Report are available at www.proxydocs.com/ede. If you want to receive a paper copy of these documents or an email with a link to the electronic copies, you must request one. There is no charge to you for requesting a copy. Although proxy materials will continue to be available after the meeting, please make your request for a copy as instructed on the reverse side of this notice on or before April 17, 2014 to facilitate timely delivery in advance of the Annual Meeting. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends a vote FOR Items 1, 2, 3, 4, 5 and 6. 1. To elect four Directors for terms of three years: 01 Kenneth R. Allen 02 Bradley P. Beecher 03 William L. Gipson 04 Thomas M. Ohlmacher 2. To ratify the appointment of PricewaterhouseCoopers LLP as Empire’s independent registered public accounting firm for the fiscal year ending December 31, 2014. 3. To vote upon a non-binding advisory proposal to approve the compensation of our named executive officers as disclosed in the proxy statement. 4. To approve an amended and restated Employee Stock Purchase Plan. 5. To approve the 2015 Stock Incentive Plan. 6. To approve an amended and restated Stock Unit Plan for Directors. 7. To transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/ede • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 30, 2014. • Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: Internet – Access the Internet and go to www.investorelections.com/ede. Follow the instructions to log in, and order copies. Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. Email – Send us an email at paper@investorelections.com with “EDE Materials Request” in the subject line. The email must include: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials. • If you choose email delivery you must include the email address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email. Directions to the Annual Meeting being held at the Holiday Inn, 3615 South Range Line, Joplin, Missouri: To Joplin from the West: Take I-44 East to Exit 8. Turn left onto I-49 BUS N/S Range Line Road for about 0.4 miles. Turn right onto Hammons Boulevard. The Holiday Inn will be on the right. To Joplin from the North: From MO-171, turn South onto S. Madison Street. Travel 1.2 miles. Continue on Range Line Road for 5 miles. Turn left onto Hammons Boulevard, just before the I-44 intersection. The Holiday Inn will be on the right. To Joplin from the East: Take I-44 West to Exit 8. Make right onto I-49 BUS N/S Range Line Road and turn right onto Hammons Boulevard. The Holiday Inn will be on the right.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET – www.proxypush.com/ede Use the Internet to vote your proxy until 11:59 p.m. (CDT) on April 30, 2014. Please have your Social Security Number or Tax ID Number available. PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CDT) on April 30, 2014. Please have your Social Security Number or Tax ID Number available. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to THE EMPIRE DISTRICT ELECTRIC COMPANY, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4, 5 and 6. 1. Election of four Directors 01 Kenneth R. Allen 03 William L. Gipson . Vote FOR all nominees . Vote WITHHELD for terms of three years: 02 Bradley P. Beecher 04 Thomas M. Ohlmacher (except as marked) from all nominees (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. To ratify the appointment of PricewaterhouseCoopers LLP as Empire’s independent registered public accounting firm for the fiscal year ending December 31, 2014. . For . Against . Abstain 3. To vote upon a non-binding advisory proposal to approve the compensation of our named executive officers as disclosed in the proxy statement. . For . Against . Abstain 4. To approve an amended and restated Employee Stock Purchase Plan. . For . Against . Abstain 5. To approve the 2015 Stock Incentive Plan. . For . Against . Abstain 6. To approve an amended and restated Stock Unit Plan for Directors. . For . Against . Abstain 7. Upon any other matter which may come before the meeting in their discretion. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 and 6. Address Change? Mark Box . Indicate changes below: Date _____________________________________ Signature(s) in Box Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

TWO ADDITIONAL WAYS TO VOTE Vote by Internet It’s fast, convenient, and your vote is immediately confirmed and registered. Go to Web site: www.proxypush.com/ede Follow these three easy steps: • Read the accompanying Proxy Statement and Proxy Card. • Go to Web site www.proxypush.com/ede • Follow the simple instructions. Vote by Telephone It’s fast, convenient, and your vote is immediately confirmed and registered. Call toll-free on a touch-tone phone in the U.S. or Canada: 1-866-883-3382 Follow these three easy steps: • Read the accompanying Proxy Statement and Proxy Card. • Call the toll-free phone number above. • Follow the simple instructions. VOTE 24 HOURS A DAY DO NOT RETURN PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE You are cordially invited to attend the 2014 Annual Meeting of Stockholders on Thursday, May 1, 2014, at 10:30 A.M. (Central Daylight Time), at the Holiday Inn, 3615 South Range Line, Joplin, Missouri. It is important that these shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials. You may vote by telephone or Internet or you may sign, date and return this proxy card. The Empire District Electric Company 602 S. Joplin Avenue Joplin, MO 64801 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 1, 2014. If no choice is specified, the proxy will be voted FOR Items 1, 2, 3, 4, 5 and 6. KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints B. P. Beecher, L. A. Delano and J. S. Watson, and each of them, as proxies with power of substitution, and hereby authorizes them to represent and to vote, in accordance with the instructions on the reverse side, all shares of Common Stock of The Empire District Electric Company that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Holiday Inn, 3615 South Range Line, Joplin, Missouri, on May 1, 2014, at 10:30 A.M. (CDT), or any adjournment thereof. This proxy also provides voting instructions for shares held by FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE FOR THE EMPIRE DISTRICT ELECTRIC COMPANY 401(K) PLAN AND ESOP, and directs such Trustee to vote, as indicated on the reverse side of this card, any shares allocated to the account in the Plan. The Trustee will vote these shares as you direct. If no direction is given to the Trustee, the Plan’s Trustee will vote your shares held in the Plan in the same proportion as votes received from other participants in the Plan. This proxy/voting instruction card is solicited pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. For registered shares, this card should be voted, by Internet, telephone or mail, in time to reach the Company’s proxy tabulator, Wells Fargo Shareowner Services, by 11:59 P.M. (CDT) on Wednesday, April 30, 2014. For shares allocable to the 401(k) Plan and ESOP, this card should be voted by 11:59 P.M. (CDT) on Monday, April 28, 2014. Individual proxy voting and voting instructions will be kept confidential. See reverse for voting instructions.